UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-07319

Fidelity Covington Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2024

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Women's Leadership ETF Fidelity® Women's Leadership ETF : FDWM Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Women's Leadership ETF for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Women's Leadership ETF	$ 64	0.59%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark for the fiscal year, led by picks in the consumer discretionary sector. Stock selection in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted the fund's relative performance.
•The fund's non-benchmark stake in Nvidia gained approximately 150% and was the top individual relative contributor. The stock was among our largest holdings. An overweight in Williams-Sonoma (+128%) also contributed, as did avoiding Unity Software, a benchmark component that returned about -64%.
•In contrast, the biggest detractor from performance versus the benchmark was stock picking in communication services, utilities and materials.
•Not owning Godaddy, a benchmark component that gained roughly 89%, was the biggest individual relative detractor. Not owning Fair Isaac, a benchmark component that gained  91%, was the second-largest relative detractor. Another notable relative detractor was an overweight in Estee Lauder (-43%).
•Notable changes in positioning include higher allocations to the consumer discretionary and communication services sectors.
•Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
June 15, 2021 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Women's Leadership ETF - NAV A	15.82%	4.62%
Fidelity® Women's Leadership ETF - Market Price B	16.09%	4.79%
MSCI USA Women's Leadership Index A	11.28%	2.33%
Russell 3000® Index A	21.07%	8.78%
A   From June 15, 2021

B   From June 17, 2021, date initially listed on the NYSE Arca, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$3,942,372
Number of Holdings	106
Total Advisory Fee	$21,836
Portfolio Turnover	59%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	29.1
Health Care	13.9
Consumer Discretionary	13.2
Financials	12.5
Industrials	11.5
Communication Services	5.8
Materials	4.0
Consumer Staples	3.3
Energy	3.0
Utilities	2.0
Real Estate	1.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Amazon.com Inc	4.4
Apple Inc	4.2
Microsoft Corp	3.8
NVIDIA Corp	3.2
Alphabet Inc Class C	2.8
Accenture PLC Class A	2.0
Walt Disney Co/The	2.0
Hologic Inc	1.9
Cigna Group/The	1.8
Salesforce Inc	1.6
27.7

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund changed its classification form non-diversified to diversified and modified its principal investment strategies and risks to reflect the change during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913572.100    6416-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Blue Chip Value ETF Fidelity® Blue Chip Value ETF : FBCV Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Blue Chip Value ETF for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Blue Chip Value ETF	$ 63	0.59%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, both security selection and sector positioning detracted from the fund's performance versus the Russell 1000 Value Index for the fiscal year, especially in consumer staples. Subpar stock picks in communication services also hampered the fund's result. Investment choices and an underweight in industrials, primarily within the capital goods industry, hurt as well.
•The largest individual relative detractor was an outsized stake in Lamb Weston Holdings (-36%). An overweight in Kenvue (-9%), where we increased our position this period, also was detrimental to performance. Larger-than-benchmark exposure to Comcast (-6%), one of our biggest holdings, was another challenge.
•In contrast, the biggest contributors to performance versus the benchmark were stock picks and an underweight among consumer discretionary firms. Investment choices and outsized exposure to financials - banks in particular - also boosted the fund's relative performance. Comparatively light exposure to the real estate sector, especially the equity real estate investment trusts industry, proved advantageous as well.
•The top individual relative contributor was an overweight in H&R Block (+77%). An outsized stake in Constellation Energy (+90%) was another plus, though the stock was not held at period end. An underweight in ConocoPhillips (-3%) helped as well. The stock was not held at period end.
•Notable changes in positioning include higher allocations to the consumer discretionary and industrials sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
June 2, 2020 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Blue Chip Value ETF - NAV A	11.22%	13.84%
Fidelity® Blue Chip Value ETF - Market Price B	11.33%	12.97%
Russell 1000® Value Index A	14.80%	14.17%
Russell 1000® Index A	21.50%	16.41%
A   From June 2, 2020

B   From June 4, 2020, date initially listed on the Cboe BZX Exchange, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$125,357,284
Number of Holdings	84
Total Advisory Fee	$712,115
Portfolio Turnover	33%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	24.8
Health Care	17.0
Industrials	10.7
Consumer Staples	10.4
Energy	8.4
Information Technology	7.3
Utilities	6.7
Communication Services	5.1
Consumer Discretionary	4.4
Materials	2.4
Real Estate	1.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Exxon Mobil Corp	4.6
JPMorgan Chase & Co	4.1
Bank of America Corp	2.9
Cigna Group/The	2.9
UnitedHealth Group Inc	2.9
Comcast Corp Class A	2.9
Travelers Cos Inc/The	2.8
Berkshire Hathaway Inc Class B	2.7
PG&E Corp	2.3
Walt Disney Co/The	2.2
30.3

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund changed its classification from non-diversified to diversified and modified its principal investment strategies and risks to reflect the change during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913566.100    6190-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Quality Factor ETF Fidelity® Quality Factor ETF : FQAL Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Quality Factor ETF for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Quality Factor ETF	$ 20	0.18%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, information technology gained 31% and contributed most to the fund's performance for the fiscal year. Health care, which gained 25%, also helped, benefiting from the pharmaceuticals, biotechnology & life sciences industry (+29%), as did financials, which advanced about 23%. The communication services sector rose 29%, boosted by the media & entertainment industry (+28%), while industrials gained about 11% and utilities advanced about 25%. Other contributors included the energy (+12%), consumer staples (+7%), consumer discretionary (+4%), materials (+13%) and real estate (+9%) sectors.
•Turning to individual stocks, the top contributor was Nvidia (+61%), from the semiconductors & semiconductor equipment category. From the same group, Broadcom gained 81% and helped. Microsoft, within the software & services group, gained approximately 25% and contributed. Alphabet, within the media & entertainment industry, gained about 29%. Lastly, Apple (+14%), from the technology hardware & equipment industry, also helped.
•In contrast, the biggest detractor was Tesla (-26%), from the automobiles & components group. Starbucks, within the consumer services category, returned about -16% and hurt the fund. Another notable detractor was United Parcel Service (-18%), a stock in the transportation industry. In software & services, Palo Alto Networks (-11%) hurt the fund. Lastly, ZoomInfo Technologies (-35%), a stock in the media & entertainment industry, hindered the fund.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 12, 2016 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund
Fidelity® Quality Factor ETF - NAV A	20.34%	13.67%	13.74%
Fidelity® Quality Factor ETF - Market Price B	20.47%	13.67%	13.79%
Fidelity U.S. Quality Factor Index℠ A	20.55%	13.97%	14.06%
Russell 1000® Index A	21.50%	14.59%	14.37%
A   From September 12, 2016

B   From September 15, 2016, date initially listed on the NYSE Arca, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$1,028,550,951
Number of Holdings	128
Total Advisory Fee	$1,048,929
Portfolio Turnover	34%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	31.1
Financials	13.1
Health Care	12.0
Consumer Discretionary	9.7
Industrials	9.1
Communication Services	8.5
Consumer Staples	5.5
Energy	3.9
Utilities	2.4
Real Estate	2.3
Materials	2.3

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	7.0
NVIDIA Corp	6.8
Microsoft Corp	6.7
Alphabet Inc Class A	4.0
Meta Platforms Inc Class A	2.3
Broadcom Inc	2.2
Berkshire Hathaway Inc Class B	2.2
Eli Lilly & Co	2.1
Abbvie Inc	1.5
Johnson & Johnson	1.4
36.2

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Operating expenses

The fund's contractual management fee was reduced during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913543.100    2857-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024
Fidelity® Real Estate Investment ETF Fidelity® Real Estate Investment ETF : FPRO Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Real Estate Investment ETF for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Real Estate Investment ETF	$ 62	0.59%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, industry positioning was the primary detractor from the fund's performance versus the MSCI US IMI Real Estate 25/50 Index for the fiscal year, especially a lack of exposure to regional malls. Stock picks in the infrastructure category also hampered the fund's result, as did investment choices and an overweight in apartments.
•The largest individual relative detractor was an outsized stake in SBA Communications (+2%). This period we decreased our position in the stock, making it one of the fund's largest holdings this period. Avoiding Simon Property Group, an index component that gained roughly 30%, proved detrimental to performance as well. A larger-than-index position in Mid-America Apartment Communities (-3%) also hurt.
•In contrast, the primary contributor to performance versus the real estate index was security selection in health care. Stock picking and an underweight in the diversified segment of the market also boosted the fund's relative performance. Favorable investment choices among freestanding real estate stocks helped as well.
•The top individual relative contributor was our timely positioning in Costar (-7%), followed by an overweight stake in Ventas (+17%). The latter was one of the fund's biggest holdings. Comparatively light exposure to Realty Income (-1%) was another plus.
•Notable changes in positioning include increased exposure to the self storage industry and a lower allocation to lodging resorts.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 2, 2021 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Real Estate Investment ETF - NAV A	10.20%	5.90%
Fidelity® Real Estate Investment ETF - Market Price B	10.47%	5.93%
MSCI US IMI Real Estate 25/50 Index A	10.73%	4.87%
S&P 500® Index A	22.15%	12.80%
A   From February 2, 2021

B   From February 4, 2021, date initially listed on the Cboe BZX Exchange, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$12,851,950
Number of Holdings	41
Total Advisory Fee	$76,515
Portfolio Turnover	45%
What did the Fund invest in?
(as of July 31, 2024)

TOP INDUSTRIES (% of Fund's net assets)
Specialized REITs	38.4
Residential REITs	17.1
Industrial REITs	15.0
Retail REITs	12.7
Health Care REITs	8.2
Real Estate Management & Development	6.1
Hotel & Resort REITs	1.4

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Prologis Inc	11.0
American Tower Corp	9.1
Equinix Inc	6.7
Ventas Inc	5.6
Public Storage Operating Co	5.4
CBRE Group Inc Class A	4.0
Kimco Realty Corp	4.0
NNN REIT Inc	3.6
Digital Realty Trust Inc	3.5
CubeSmart	3.4
56.3

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913569.100    6341-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Fundamental Large Cap Core ETF Fidelity® Fundamental Large Cap Core ETF : FFLC Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Fundamental Large Cap Core ETF for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Fundamental Large Cap Core ETF	$ 53	0.47%
What affected the Fund's performance this period?

  •U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
  •Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, especially within industrials. Stock selection and an underweight in consumer discretionary and picks and an overweight in utilities also boosted the fund's relative performance.
  •Not owning Tesla, a benchmark component that returned -13%, was the top individual relative contributor. The second-largest relative contributor was an overweight in Constellation Energy (+97%). This period we increased our position in the stock. Another notable relative contributor was an overweight in Eli Lilly (+78%), which was one of the fund's biggest holdings this period.
  •In contrast, stock picking and an underweight in financials notably detracted from the fund's performance versus the benchmark. An overweight in materials also hampered the fund's result, as did our stock picks in consumer staples, primarily within the household & personal products industry.
  •The biggest individual relative detractor was an overweight in Boeing (-20%). This period we increased our stake. The second-largest relative detractor was our stake in ON Semiconductor (-29%), a stock that was not held at period end. Another notable relative detractor was our holding in Broadcom (+24%). This was an investment we established this period. The company was one of our biggest holdings at period end.
  •Notable changes in positioning include decreased exposure to the materials sector and a higher allocation to financials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
June 2, 2020 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Fundamental Large Cap Core ETF - NAV A	27.19%	22.20%
Fidelity® Fundamental Large Cap Core ETF - Market Price B	27.46%	21.42%
S&P 500® Index A	22.15%	16.84%
A   From June 2, 2020

B   From June 4, 2020, date initially listed on the Cboe BZX Exchange, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$386,344,630
Number of Holdings	103
Total Advisory Fee	$982,378
Portfolio Turnover	63%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	29.3
Health Care	12.6
Financials	12.5
Industrials	11.7
Communication Services	9.9
Consumer Discretionary	7.3
Energy	5.5
Consumer Staples	4.4
Utilities	3.9
Materials	1.2
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	7.6
NVIDIA Corp	6.2
Meta Platforms Inc Class A	4.3
Apple Inc	4.0
Alphabet Inc Class A	3.6
Exxon Mobil Corp	3.2
Amazon.com Inc	3.0
Bank of America Corp	2.5
Wells Fargo & Co	2.0
Broadcom Inc	2.0
38.4

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Operating expenses

The fund's contractual management fee was reduced during the reporting period.

Effective February 26, 2024, the fund has operated in reliance on Rule 6c-11 rather than pursuant to an exemptive order from the Securities and Exchange Commission.

The fund changed its classification from non-diversified to diversified and modified its principal investment strategies and risks to reflect the change during the reporting period.

The fund's name changed from Fidelity New Millennium ETF to Fidelity Fundamental Large Cap Core ETF during the reporting period.	The fund modified its principal investment strategies to include adopting a policy of investing at least 80% of assets in equity securities of companies with large market capitalizations.
The fund modified its investment process and principal investment risks pursuant to the change in its principal investment strategies.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913564.100    6079-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Sustainable U.S. Equity ETF Fidelity® Sustainable U.S. Equity ETF : FSST Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Sustainable U.S. Equity ETF for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Sustainable U.S. Equity ETF	$ 66	0.59%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark for the fiscal year, led by information technology. Security selection in consumer discretionary and health care also boosted the fund's relative performance.
•The top individual relative contributor was our stake in Nvidia (+153%). The stock was one of our biggest holdings. The second-largest relative contributor was an overweight in Sprouts Farmers Market (+145%). An underweight in Tesla (-13%) also helped.
•In contrast, security selection in communication services, primarily within the media & entertainment industry, detracted.
•The biggest individual relative detractor was an overweight in ON Semiconductor (-27%). This period we increased our position in ON Semiconductor. The second-largest relative detractor this period was avoiding Broadcom, a benchmark component that gained 82%.
•Notable changes in positioning include decreased exposure to the consumer staples sector and a higher allocation to communication services.
•Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
June 15, 2021 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Sustainable U.S. Equity ETF - NAV A	21.14%	9.76%
Fidelity® Sustainable U.S. Equity ETF - Market Price B	21.39%	9.99%
MSCI USA IMI ESG Leaders Index A	22.55%	9.96%
Russell 3000® Index A	21.07%	8.78%
A   From June 15, 2021

B   From June 17, 2021, date initially listed on the NYSE Arca, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$14,374,224
Number of Holdings	69
Total Advisory Fee	$69,263
Portfolio Turnover	52%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	27.5
Health Care	12.7
Financials	11.3
Industrials	10.6
Consumer Discretionary	10.3
Communication Services	8.2
Materials	4.3
Consumer Staples	3.2
Energy	2.8
Utilities	1.9
Real Estate	1.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	6.9
Microsoft Corp	6.0
NVIDIA Corp	5.1
Amazon.com Inc	4.2
Alphabet Inc Class A	3.5
Procter & Gamble Co/The	2.7
Cigna Group/The	2.6
Moody's Corp	2.5
Merck & Co Inc	2.5
Walt Disney Co/The	2.2
38.2

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund changed its classification form non-diversified to diversified and modified its principal investment strategies and risks to reflect the change during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913571.100    6415-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Stocks for Inflation ETF Fidelity® Stocks for Inflation ETF : FCPI Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Stocks for Inflation ETF for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Stocks for Inflation ETF	$ 22	0.19%
What affected the Fund's performance this period?

  •U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
  •Against this backdrop, information technology - the ETF's largest sector weighting - gained 31% and contributed most to the fund's performance for the fiscal year. Health care, which gained 27%, also helped, benefiting from the pharmaceuticals, biotechnology & life sciences industry (+29%), as did consumer discretionary, which advanced 45%. The financials sector rose approximately 27%, while utilities gained about 38% and energy advanced 21%. Other contributors included the consumer staples (+12%), industrials (+35%), real estate (+20%), communication services (+30%) and materials (+1%) sectors.
  •Turning to individual stocks, the top contributor was Nvidia (+171%), from the semiconductors & semiconductor equipment group. From the same category, Broadcom gained roughly 97%. Vistra (+75%), from the utilities sector, also contributed. In pharmaceuticals, biotechnology & life sciences, Eli Lilly (+79%) helped, as did Microsoft (+26%), from the software & services industry.
  •Conversely, the biggest detractor was Alpha Metallurgical Resources (-21%), from the materials sector. Pfizer (-21%) and Bristol-Myers Squibb (-18%), within the pharmaceuticals, biotechnology & life sciences category, also hindered the fund. Molina Healthcare (-15%), from the health care equipment & services industry, further hurt the fund, as did BellRing Brands, in household & personal products.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
November 5, 2019 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Stocks for Inflation ETF - NAV A	25.59%	13.70%
Fidelity® Stocks for Inflation ETF - Market Price B	25.56%	13.64%
Fidelity Stocks for Inflation Factor Index℠ A	25.69%	14.03%
Russell 1000® Index A	21.50%	14.67%
A   From November 5, 2019

B   From November 7, 2019, date initially listed on the Cboe BZX Exchange, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$180,247,155
Number of Holdings	102
Total Advisory Fee	$263,531
Portfolio Turnover	76%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	25.0
Health Care	17.2
Consumer Staples	10.4
Financials	8.4
Energy	8.3
Consumer Discretionary	5.9
Materials	5.7
Utilities	5.6
Real Estate	5.5
Industrials	4.4
Communication Services	3.4

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	5.4
Microsoft Corp	5.2
NVIDIA Corp	5.0
Vistra Corp	3.4
Eli Lilly & Co	2.5
National Fuel Gas Co	2.2
Cheniere Energy Inc	2.2
CF Industries Holdings Inc	2.2
Procter & Gamble Co/The	2.1
Chord Energy Corp	2.1
32.3

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Operating expenses

The fund's contractual management fee was reduced during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913562.100    5027-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024
Fidelity® Magellan℠ ETF Fidelity® Magellan℠ ETF : FMAG Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Magellan℠ ETF for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Magellan℠ ETF	$ 69	0.59%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, led by the information technology sector. Picks among industrials stocks, primarily within the capital goods industry, also helped. Investment choices in health care further boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nvidia (+151%). The company was one of our largest holdings. Not owning Tesla, a benchmark component that returned -13%, was another plus. Outsized exposure to Eli Lilly (+79%) also helped. The stock was one of the fund's biggest holdings.
•In contrast, the biggest detractor from performance versus the benchmark was a sizable overweight in industrials. Larger-than-benchmark exposure to materials and consumer discretionary also hurt, especially within the consumer services industry.
•The largest individual relative detractor was an overweight in ON Semiconductor (-28%), though the stock was not held at period end. Untimely positioning in Zoetis (-17%) and Uber Technologies (-20%) also proved detrimental to performance.
•Notable changes in positioning include increased exposure to the communication services and consumer discretionary sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 2, 2021 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Magellan℠ ETF - NAV A	32.40%	12.00%
Fidelity® Magellan℠ ETF - Market Price B	32.45%	11.70%
S&P 500® Index A	22.15%	12.80%
A   From February 2, 2021

B   From February 4, 2021, date initially listed on the Cboe BZX Exchange, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$115,822,790
Number of Holdings	57
Total Advisory Fee	$426,548
Portfolio Turnover	62%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	35.8
Industrials	15.9
Financials	10.9
Health Care	9.9
Consumer Discretionary	9.6
Communication Services	8.4
Materials	5.3
Consumer Staples	1.8
Utilities	1.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	7.9
NVIDIA Corp	7.3
Amazon.com Inc	4.8
Meta Platforms Inc Class A	3.4
Alphabet Inc Class A	3.4
Broadcom Inc	2.8
Eli Lilly & Co	2.4
UnitedHealth Group Inc	2.4
Visa Inc Class A	2.1
Mastercard Inc Class A	2.0
38.5

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913568.100    6340-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Fundamental Small-Mid Cap ETF Fidelity® Fundamental Small-Mid Cap ETF : FFSM Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Fundamental Small-Mid Cap ETF for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Fundamental Small-Mid Cap ETF	$ 56	0.51%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2500 Index for the fiscal year, especially within the industrials sector, capital goods firms in particular. Stock picking in consumer discretionary and energy also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in TechnipFMC (+63%), the fund's largest position. Outsized exposure to Vertiv Holdings (+205%) and EMCOR Groups (+75%) helped as well. This period we increased our stake in the latter, making it one of the portfolio's biggest holdings.
•In contrast, the biggest detractors from performance versus the benchmark were subpar picks and an underweight in utilities. Investment choices in materials and information technology, primarily within the software & services industry, also hurt.
•On a stock-specific basis, a non-benchmark stake in ON Semiconductor (-27%) was the biggest relative detractor. An overweight in O-I Glass (-48%), where we decreased our position this period, also was detrimental to performance. A comparatively large holding in Chemours (-32%) was another negative.
•Notable changes in positioning include a lower allocation to information technology stocks.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 2, 2021 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Fundamental Small-Mid Cap ETF - NAV A	19.70%	9.54%
Fidelity® Fundamental Small-Mid Cap ETF - Market Price B	20.03%	8.92%
Russell 2500™ Index A	13.06%	4.69%
Russell 3000® Index A	21.07%	11.00%
A   From February 2, 2021

B   From February 4, 2021, date initially listed on the Cboe BZX Exchange, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$75,562,094
Number of Holdings	177
Total Advisory Fee	$248,027
Portfolio Turnover	38%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	22.5
Financials	16.3
Consumer Discretionary	13.7
Information Technology	11.4
Health Care	10.6
Energy	6.8
Materials	6.7
Consumer Staples	4.3
Real Estate	4.0
Utilities	1.8
Communication Services	0.9

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
TechnipFMC PLC	1.7
EMCOR Group Inc	1.6
Tempur Sealy International Inc	1.5
AutoZone Inc	1.4
Murphy USA Inc	1.4
Universal Health Services Inc Class B	1.4
BJ's Wholesale Club Holdings Inc	1.4
Antero Resources Corp	1.3
Arch Capital Group Ltd	1.2
TFI International Inc (United States)	1.2
14.1

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund changed its classification form non-diversified to diversified and modified its principal investment strategies and risks to reflect the change during the reporting period.	The fund changed its name from Fidelity Small-Mid Cap Opportunities ETF to Fidelity Fundamental Small-Mid Cap ETF.
The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Operating expenses
  •Expense reductions

The fund's contractual management fee was reduced during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913570.100    6342-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024
Fidelity® Blue Chip Growth ETF Fidelity® Blue Chip Growth ETF : FBCG Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Blue Chip Growth ETF for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Blue Chip Growth ETF	$ 69	0.59%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark for the fiscal year, led by information technology. Security selection and an underweight in industrials and picks and an overweight in communication services, primarily within the media & entertainment industry, also boosted the fund's relative performance.
•The top individual relative contributor by far was an overweight in Nvidia (+151%), the fund's biggest holding. A non-benchmark stake in Abercrombie & Fitch (+268%) and an overweight in Amazon.com (+40%), two positions we increased this period, also helped. Amazon.com was among the fund's biggest holdings.
•In contrast, the biggest detractor from relative performance was an overweight in consumer discretionary, primarily within the consumer durables & apparel industry. Security selection in consumer staples, especially within the consumer staples distribution & retail industry, also hampered the fund's result, as did an underweight in information technology. The fund's position in cash also weighed on relative performance.
•The biggest individual relative detractor was an underweight in Broadcom (+82%), a position we established this period. A non-benchmark stake in ON Semiconductor (-28%) and an overweight in Marvell Technology (+3%) also detracted. This period we increased our investment in ON Semiconductor and Marvell was one of our biggest holdings.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
June 2, 2020 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Blue Chip Growth ETF - NAV A	31.18%	18.83%
Fidelity® Blue Chip Growth ETF - Market Price B	31.23%	18.93%
Russell 1000® Growth Index A	26.94%	17.98%
Russell 1000® Index A	21.50%	16.41%
A   From June 2, 2020

B   From June 4, 2020, date initially listed on the Cboe BZX Exchange, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$1,975,020,161
Number of Holdings	225
Total Advisory Fee	$7,203,240
Portfolio Turnover	42%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	44.3
Consumer Discretionary	19.9
Communication Services	16.0
Health Care	8.6
Industrials	3.9
Financials	3.9
Consumer Staples	1.3
Energy	1.1
Materials	0.7
Real Estate	0.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	13.7
Apple Inc	10.9
Microsoft Corp	9.1
Amazon.com Inc	9.0
Alphabet Inc Class A	6.8
Meta Platforms Inc Class A	4.9
Eli Lilly & Co	3.0
Netflix Inc	2.4
Snap Inc Class A	1.4
NXP Semiconductors NV	1.3
62.5

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913565.100    6157-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® U.S. Multifactor ETF Fidelity® U.S. Multifactor ETF : FLRG Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® U.S. Multifactor ETF for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® U.S. Multifactor ETF	$ 20	0.18%
What affected the Fund's performance this period?

  •U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
  •Against this backdrop, information technology - the ETF's largest sector weighting - gained 27% and contributed most to the fund's performance for the fiscal year. Financials, which gained 30%, also helped, as did consumer discretionary, which advanced about 27%. The health care sector rose approximately 20%, boosted by the pharmaceuticals, biotechnology & life sciences industry (+24%), while communication services gained 31% and industrials advanced 19%. Other contributors included the utilities (+38%), consumer staples (+11%), energy (+14%) and real estate (+8%) sectors.
  •In contrast, materials returned about -2% and detracted.
  •Turning to individual stocks, the top contributor was Nvidia (+61%), from the semiconductors & semiconductor equipment group. From the same category, Broadcom gained 97%. Microsoft (+25%), from the software & services industry, also boosted the fund. In media & entertainment, Meta Platforms gained 68%. Lastly, in pharmaceuticals, biotechnology & life sciences, Eli Lilly (+79%) also helped.
  •Conversely, the biggest detractor was Pfizer (-21%), from the pharmaceuticals, biotechnology & life sciences industry. From the same category, Bristol-Myers Squibb returned -18%, and Louisiana Pacific (-22%), from the materials sector, also detracted. Hershey, within the food, beverage & tobacco group, returned -16%. Lastly, Molina Healthcare (-12%), from the health care equipment & services industry, also hindered the fund.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 15, 2020 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® U.S. Multifactor ETF - NAV A	23.46%	15.19%
Fidelity® U.S. Multifactor ETF - Market Price B	23.66%	15.64%
Fidelity U.S. Multifactor Index℠ A	23.49%	15.47%
Russell 1000® Index A	21.50%	14.48%
A   From September 15, 2020

B   From September 17, 2020, date initially listed on the NYSE Arca, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$121,738,768
Number of Holdings	102
Total Advisory Fee	$123,002
Portfolio Turnover	42%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	29.9
Financials	13.2
Health Care	12.0
Consumer Discretionary	10.1
Industrials	9.4
Communication Services	8.4
Consumer Staples	5.6
Energy	3.7
Utilities	2.9
Real Estate	2.5
Materials	2.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	6.5
Microsoft Corp	6.2
NVIDIA Corp	6.0
Alphabet Inc Class A	3.8
Meta Platforms Inc Class A	2.3
Eli Lilly & Co	2.0
Vistra Corp	1.8
Broadcom Inc	1.6
Visa Inc Class A	1.5
Mastercard Inc Class A	1.5
33.2

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Operating expenses

The fund's contractual management fee was reduced during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913563.100    6044-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Fundamental Large Cap Growth ETF Fidelity® Fundamental Large Cap Growth ETF : FFLG Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Fundamental Large Cap Growth ETF for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Fundamental Large Cap Growth ETF	$ 55	0.48%
What affected the Fund's performance this period?

  •U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
  •Against this backdrop, market selection was the primary contributor to the fund's performance versus the Russell 1000 Growth Index for the fiscal year, helped by an underweight in consumer discretionary, where an underweight in automobiles & components helped most. Stock selection in industrials and information technology also boosted the fund's relative performance.
  •The top individual relative contributor was a sizable underweight in Apple (+14%). This period we increased our stake in Apple, and the stock was among the fund's biggest holdings at period end. The second-largest relative contributor was an overweight in Nvidia (+151%), which was the fund's largest holding as of July 31. Another notable relative contributor was an underweight in Tesla (-13%). The stock was not held at the end of the period.
  •In contrast, the biggest detractor from performance versus the benchmark was stock picking in communication services, primarily within the media & entertainment industry. Stock picks in financials also hampered the fund's result.
  •The largest individual relative detractor was an overweight in Roku (-38%). This period we decreased our position. A non-benchmark stake in ON Semiconductor returned -28%. An underweight in Broadcom (+82%) also hurt. This was an investment we established this period.
  •Notable changes in positioning include increased exposure to the consumer discretionary and industrials sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 2, 2021 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Fundamental Large Cap Growth ETF - NAV A	28.10%	4.06%
Fidelity® Fundamental Large Cap Growth ETF - Market Price B	28.29%	3.36%
Russell 1000® Growth Index A	26.94%	12.02%
Russell 1000® Index A	21.50%	11.57%
A   From February 2, 2021

B   From February 4, 2021, date initially listed on the Cboe BZX Exchange, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$317,130,502
Number of Holdings	93
Total Advisory Fee	$1,192,982
Portfolio Turnover	52%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	46.1
Communication Services	15.5
Consumer Discretionary	14.1
Health Care	9.6
Industrials	7.2
Financials	3.4
Consumer Staples	2.0
Energy	1.1
Real Estate	0.4
Utilities	0.3
Materials	0.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	13.0
Microsoft Corp	10.5
Apple Inc	9.7
Amazon.com Inc	7.5
Meta Platforms Inc Class A	4.6
Alphabet Inc Class C	4.4
Alphabet Inc Class A	2.7
Uber Technologies Inc	2.0
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.0
Mastercard Inc Class A	1.9
58.3

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee

The fund's contractual management fee was reduced during the reporting period.
Effective February 26, 2024, the fund has operated in reliance on Rule 6c-11 rather than pursuant to an exemptive order from the Securities and Exchange Commission.
The fund's name changed from Fidelity Growth Opportunities ETF to Fidelity Fundamental Large Cap Growth ETF during the reporting period.	The fund modified its principal investment strategies to include adopting a policy of investing at least 80% of assets in equity securities of companies with large market capitalizations.
The fund modified its investment process and principal investment risks pursuant to the change in its principal investment strategies.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913567.100    6339-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Momentum Factor ETF Fidelity® Momentum Factor ETF : FDMO Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Momentum Factor ETF for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Momentum Factor ETF	$ 21	0.18%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, information technology gained about 29% and contributed most to the fund's performance for the fiscal year. Exposure to health care stocks, which rose about 39%, also helped, as did industrials (+40%), propelled by the capital goods (+48%) industry in particular. The financials sector was up 26%, while consumer discretionary increased 31% and communication services advanced approximately 27%, all bolstering performance. The portfolio's stakes in consumer staples (+25%), utilities (+31%), energy (+14%), real estate (+14%) and materials (+8%) companies were advantageous as well.
•Turning to individual stocks, the top contributor was Nvidia (+148%), within the semiconductors & semiconductor equipment industry. Also in that category, a position in Broadcom gained 81%, providing an added lift. Exposure to software & services firm Microsoft (+25%) was another plus, along with consumer discretionary distribution & retail giant Amazon.com (+41%). In the pharmaceuticals, biotechnology & life sciences industry, a holding in Eli Lilly (+79%) further aided performance.
•In contrast, the biggest detractor was Tesla (-24%), within the automobiles & components industry. A stake in technology hardware & equipment company Super Micro Computer (-26%) also hurt the fund's performance. Among software & services stocks, exposure to CrowdStrike Holdings (-30%) and Nutanix (-28%) proved detrimental. Lastly, semiconductors & semiconductor equipment stock Intel (-27%) pressured the fund's return as well.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 12, 2016 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund
Fidelity® Momentum Factor ETF - NAV A	28.94%	13.07%	13.43%
Fidelity® Momentum Factor ETF - Market Price B	29.08%	13.02%	13.53%
Fidelity U.S. Momentum Factor Index℠ A	29.22%	13.39%	13.76%
Russell 1000® Index A	21.50%	14.59%	14.37%
A   From September 12, 2016

B   From September 15, 2016, date initially listed on the NYSE Arca, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$220,921,232
Number of Holdings	126
Total Advisory Fee	$316,309
Portfolio Turnover	119%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	29.7
Financials	13.4
Health Care	12.2
Consumer Discretionary	10.2
Industrials	9.4
Communication Services	8.4
Consumer Staples	5.7
Energy	3.5
Real Estate	2.6
Materials	2.5
Utilities	2.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	7.2
NVIDIA Corp	7.0
Alphabet Inc Class A	3.9
Amazon.com Inc	3.8
Broadcom Inc	2.6
Meta Platforms Inc Class A	2.3
Berkshire Hathaway Inc Class B	2.1
Eli Lilly & Co	2.0
JPMorgan Chase & Co	1.7
Abbvie Inc	1.5
34.1

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Operating expenses

The fund's contractual management fee was reduced during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913542.100    2856-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® High Dividend ETF Fidelity® High Dividend ETF : FDVV Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® High Dividend ETF for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® High Dividend ETF	$ 21	0.19%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, the information technology sector gained 45% and contributed most to the fund's performance for the fiscal year. Exposure to industrials stocks also helped (+20%). Stakes among financials (+27%), utilities (+23%) and energy (+10%) companies were advantageous as well. Holdings in the consumer staples (+4%), health care (+9%), real estate (+4%) and communication services (+12%) sectors further aided the portfolio's result. The fund's international holdings contributed overall, despite a broadly stronger U.S. dollar.
•Turning to individual holdings, the biggest contributor was Nvidia (+155%), a company in the semiconductors & semiconductor equipment industry. In the same industry, a position in Broadcom (+83%) was another plus. Software & services firm Microsoft rose approximately 26% and boosted the fund as well. Apple, within the technology hardware & equipment group, was up 14% and provided an added performance lift. Also helping was transportation company Kawasaki Kisen Kaisha (+59%).
•In contrast, consumer discretionary stocks were effectively flat (0%), detracting the most from performance. This group was notably pressured by the consumer durables & apparel (-30%) industry.
•On a stock-specific basis, the biggest detractor was Walgreens Boots Alliance (-45%), a consumer staples distribution & retail firm. Exposure to United Parcel Service, within the transportation industry, returned about -27% and hurt as well. Stakes in equity real estate investment trusts Medical Properties Trust (-63%) and Healthcare Realty Trust (-27%) also were detrimental to performance. Lastly, 3M (-14%), within the capital goods industry, was another negative.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 12, 2016 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund
Fidelity® High Dividend ETF - NAV A	21.01%	14.03%	12.65%
Fidelity® High Dividend ETF - Market Price B	21.32%	14.01%	12.78%
Fidelity High Dividend Index℠ A	21.25%	14.32%	12.98%
Russell 1000® Index A	21.50%	14.59%	14.37%
A   From September 12, 2016

B   From September 15, 2016, date initially listed on the NYSE Arca, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$3,166,847,867
Number of Holdings	107
Total Advisory Fee	$3,934,584
Portfolio Turnover	14%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	25.2
Industrials	16.2
Consumer Staples	12.1
Energy	10.3
Utilities	9.9
Real Estate	9.1
Financials	6.9
Health Care	5.3
Consumer Discretionary	3.2
Communication Services	1.6

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	5.8
NVIDIA Corp	5.7
Microsoft Corp	5.4
Exxon Mobil Corp	2.1
Broadcom Inc	2.0
Procter & Gamble Co/The	2.0
Philip Morris International Inc	2.0
PepsiCo Inc	1.7
NextEra Energy Inc	1.7
Altria Group Inc	1.6
30.0

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Operating expenses

The fund's contractual management fee was reduced during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913539.100    2853-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Value Factor ETF Fidelity® Value Factor ETF : FVAL Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Value Factor ETF for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Value Factor ETF	$ 20	0.18%
What affected the Fund's performance this period?

  •U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
  •Against this backdrop, information technology gained roughly 17% and contributed most to the fund's performance for the fiscal year. Financials, which gained about 33%, also helped, as did communication services, which advanced 28%, lifted by the media & entertainment industry (+27%). The consumer discretionary sector rose 21%, boosted by the consumer discretionary distribution & retail industry (+33%), while industrials gained about 19% and consumer staples advanced approximately 10%. Other contributors included the energy (+14%), utilities (+22%), health care (+3%), materials (+8%) and real estate (+6%) sectors.
  •Turning to individual stocks, the top contributor was Microsoft (+26%), from the software & services group. Amazon.com (+40%), from the consumer discretionary distribution & retail group, also helped. In media & entertainment, Alphabet (+29%) and Meta Platforms (+49%) further contributed.
  •Conversely, the biggest detractor was United Parcel Service (-27%), from the transportation industry. Other notable detractors included Bristol-Myers Squibb (-20%), a stock in the pharmaceuticals, biotechnology & life sciences category, and DXC Technology (-26%), a stock in the software & services industry. Financial firm PayPal Holdings (-22%) also hurt, as did Humana (-20%), in health care equipment & services.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 12, 2016 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund
Fidelity® Value Factor ETF - NAV A	17.43%	13.27%	13.26%
Fidelity® Value Factor ETF - Market Price B	17.56%	13.24%	13.35%
Fidelity U.S. Value Factor Index℠ A	17.60%	13.55%	13.57%
Russell 1000® Index A	21.50%	14.59%	14.37%
A   From September 12, 2016

B   From September 15, 2016, date initially listed on the NYSE Arca, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$809,153,121
Number of Holdings	129
Total Advisory Fee	$1,192,232
Portfolio Turnover	31%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	28.4
Financials	14.2
Health Care	11.6
Consumer Discretionary	10.2
Industrials	9.7
Communication Services	8.6
Consumer Staples	5.9
Energy	3.8
Utilities	2.5
Real Estate	2.5
Materials	2.4

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	7.5
Microsoft Corp	7.2
Alphabet Inc Class A	4.0
Amazon.com Inc	3.9
Meta Platforms Inc Class A	2.4
Berkshire Hathaway Inc Class B	2.1
UnitedHealth Group Inc	1.9
JPMorgan Chase & Co	1.8
QUALCOMM Inc	1.5
Applied Materials Inc	1.5
33.8

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Operating expenses

The fund's contractual management fee was reduced during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913544.100    2858-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Low Volatility Factor ETF Fidelity® Low Volatility Factor ETF : FDLO Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Low Volatility Factor ETF for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Low Volatility Factor ETF	$ 20	0.18%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, the information technology sector gained 15% and contributed most to the fund's performance for the fiscal year. Positions in financials stocks, which gained 25%, also helped, as did exposure to health care (+17%) companies, especially in the pharmaceuticals, biotechnology & life sciences (+28%) industry. Other bright spots in the portfolio included the communication services (+26%), industrials (+14%) and consumer discretionary (+12%) sectors. Stakes among energy (+12%), consumer staples (+7%), materials (+14%), real estate (+7%) and utilities (+6%) firms proved advantageous as well.
•Turning to individual stocks, the biggest contributor was software & services company Microsoft (+25%). Shares of Eli Lilly (+79%), within the pharmaceuticals, biotechnology & life sciences industry, helped as well. Media & entertainment stock Alphabet (+29%), along with Apple (+14%), in the technology hardware & equipment industry, provided an added lift. A position in insurance provider Progressive (+ 71%) also bolstered performance.
•In contrast, the biggest detractor was consumer durables & apparel company Nike (-31%). Exposure to Globe Life (-26%), an insurance stock, proved detrimental as well. Stakes in CVS Health (-20%), along with health care equipment & services firm ResMed (-25%), further weighed on performance. Lastly, in consumer services, a position in Starbucks (-21%) was another negative.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 12, 2016 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund
Fidelity® Low Volatility Factor ETF - NAV A	16.29%	11.62%	12.95%
Fidelity® Low Volatility Factor ETF - Market Price B	16.31%	11.62%	13.09%
Fidelity U.S. Low Volatility Factor Index℠ A	16.48%	11.91%	13.23%
Russell 1000® Index A	21.50%	14.59%	14.37%
A   From September 12, 2016

B   From September 15, 2016, date initially listed on the NYSE Arca, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$1,143,576,609
Number of Holdings	127
Total Advisory Fee	$1,550,627
Portfolio Turnover	32%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	29.0
Financials	12.9
Health Care	12.2
Consumer Discretionary	10.4
Industrials	9.6
Communication Services	8.7
Consumer Staples	6.0
Energy	3.7
Materials	2.6
Real Estate	2.5
Utilities	2.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	7.8
Microsoft Corp	7.4
Alphabet Inc Class A	4.4
Amazon.com Inc	3.9
Eli Lilly & Co	2.0
UnitedHealth Group Inc	1.7
Oracle Corp	1.6
Texas Instruments Inc	1.5
Visa Inc Class A	1.5
Mastercard Inc Class A	1.4
33.2

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Operating expenses

The fund's contractual management fee was reduced during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913541.100    2855-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small-Mid Multifactor ETF Fidelity® Small-Mid Multifactor ETF : FSMD Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Small-Mid Multifactor ETF for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Small-Mid Multifactor ETF	$ 20	0.18%
What affected the Fund's performance this period?

  •U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
  •Against this backdrop, industrials - the ETF's largest sector weighting - gained 26% and contributed most to the fund's performance for the fiscal year, driven by the capital goods industry (+30%). Financials, which gained approximately 29%, also helped, as did consumer discretionary, which advanced roughly 27%. The information technology sector rose about 13%, boosted by the technology hardware & equipment industry (+36%), while materials gained approximately 25% and energy advanced about 23%. All other sectors - including real estate (+12%), consumer staples (+20%), health care (+4%), utilities (+8%) and communication services (+1%) - also had positive results.
  •Turning to individual stocks, the biggest contributor was Super Micro Computer (+139%), from the technology hardware & equipment category. Viking Therapeutics (+307%), a stock in the pharmaceuticals, biotechnology & life sciences category, also helped. Abercrombie & Fitch, within the consumer discretionary distribution & retail industry, gained 248%. In consumer staples distribution & retail, Sprouts Farmers Market (+154%) contributed. Lastly, in consumer services, Wingstop (+121%) also boosted the fund.
  •In contrast, the biggest detractor was New York Community Bancorp (-69%), from the banks category. UiPath (-51%) and DoubleVerify Holdings (-50%), from the software & services industry, also hindered the fund. Another notable detractor was QuidelOrtho (-55%), a stock in the health care equipment & services group. Lastly, in telecommunication services, Iridium Communications returned roughly -42%.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 26, 2019 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund
Fidelity® Small-Mid Multifactor ETF - NAV A	19.10%	11.47%	11.19%
Fidelity® Small-Mid Multifactor ETF - Market Price B	19.39%	11.49%	11.20%
Fidelity Small-Mid Multifactor Index℠ A	19.37%	11.80%	11.52%
Dow Jones U.S. Completion Total Stock Market Index℠ A	14.96%	9.51%	9.46%
Dow Jones U.S. Total Stock Market Index℠ A	21.10%	14.13%	14.33%
A   From February 26, 2019

B   From February 28, 2019, date initially listed on the NYSE Arca, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$428,135,489
Number of Holdings	589
Total Advisory Fee	$339,784
Portfolio Turnover	50%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	17.9
Financials	16.9
Consumer Discretionary	13.9
Health Care	13.0
Information Technology	11.6
Real Estate	6.7
Materials	5.7
Energy	4.5
Consumer Staples	3.9
Communication Services	2.9
Utilities	2.8

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Texas Pacific Land Corp	0.5
EMCOR Group Inc	0.5
Pure Storage Inc Class A	0.4
Toll Brothers Inc	0.4
United Therapeutics Corp	0.4
Reinsurance Group of America Inc	0.4
TechnipFMC PLC	0.4
TopBuild Corp	0.4
International Paper Co	0.4
Casey's General Stores Inc	0.4
4.2

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Operating expenses

The fund's contractual management fee was reduced during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913553.100    3356-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Dividend ETF for Rising Rates Fidelity® Dividend ETF for Rising Rates : FDRR Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Dividend ETF for Rising Rates for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Dividend ETF for Rising Rates	$ 21	0.19%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, the information technology sector gained 36% and contributed most to the fund's performance for the fiscal year. Exposure to financials stocks, which rose 27%, also helped, as did industrials (+14%), propelled by the capital goods (+19%) industry in particular. The communication services sector increased roughly 12%, while health care was up about 6% and consumer staples advanced 7%, all bolstering performance. The portfolio's stakes in utilities (+19%), energy (+8%), materials (+11%) and real estate (+3%) companies were advantageous as well.
•Turning to individual holdings, the top contributor was Nvidia (+61%), within the semiconductors & semiconductor equipment industry. Also in that category, a position in Broadcom (+83%) provided an added lift. Exposure to software & services firm Microsoft (+25%) was another plus, along with technology hardware & equipment giant Apple (+14%). Among banks, JPMorgan Chase (+38%) further aided performance.
•Conversely, the fund's positions in the consumer discretionary sector returned -2% and hurt most, notably pressured by the consumer services industry (-12%). The portfolio's international holdings detracted overall, hampered in part by broadly stronger U.S. dollar.
•On a stock-specific basis, the biggest detractor was consumer durables & apparel company Nike (-31%). In transportation, a stake in United Parcel Service (-27%) was another challenge for the fund. Pharmaceuticals, biotechnology & life sciences firm Bristol-Myers Squibb returned approximately -20% and hurt as well. Exposure to CVS Health (-20%), a stock in the health care equipment & services group, also proved detrimental. Lastly, in terms of consumer staples distribution & retail holdings, Walgreens Boots Alliance (-45%) further pressured the fund's return.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 12, 2016 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund
Fidelity® Dividend ETF for Rising Rates - NAV A	17.85%	12.06%	12.06%
Fidelity® Dividend ETF for Rising Rates - Market Price B	17.95%	12.03%	12.11%
Fidelity Dividend Index for Rising Rates℠ A	18.03%	12.36%	12.41%
Russell 1000® Index A	21.50%	14.59%	14.37%
A   From September 12, 2016

B   From September 15, 2016, date initially listed on the NYSE Arca, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$544,623,603
Number of Holdings	116
Total Advisory Fee	$961,817
Portfolio Turnover	32%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	32.5
Financials	13.6
Health Care	11.6
Industrials	9.2
Consumer Discretionary	9.0
Communication Services	7.6
Consumer Staples	5.5
Energy	3.5
Materials	2.5
Real Estate	2.4
Utilities	2.3

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	7.5
NVIDIA Corp	7.4
Microsoft Corp	7.1
Broadcom Inc	2.6
Eli Lilly & Co	2.2
JPMorgan Chase & Co	1.9
UnitedHealth Group Inc	1.9
Texas Instruments Inc	1.6
Johnson & Johnson	1.5
Abbvie Inc	1.4
35.1

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee

The fund's contractual management fee was reduced during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913540.100    2854-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024
Fidelity® Fundamental Large Cap Value ETF Fidelity® Fundamental Large Cap Value ETF : FFLV Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Fundamental Large Cap Value ETF for the period February 22, 2024 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Fundamental Large Cap Value ETF A	$ 17	0.38%
A Expenses for the full reporting period would be higher.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$1,601,511
Number of Holdings	114
Total Advisory Fee	$2,281
Portfolio TurnoverA	29%
A Amount not annualized
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	23.7
Industrials	14.2
Health Care	13.4
Energy	10.1
Information Technology	9.3
Consumer Staples	7.5
Utilities	5.5
Consumer Discretionary	4.5
Real Estate	4.3
Communication Services	3.7
Materials	3.3

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Exxon Mobil Corp	4.6
JPMorgan Chase & Co	4.5
Cisco Systems Inc	3.6
Wells Fargo & Co	3.1
Hartford Financial Services Group Inc/The	2.6
Bank of America Corp	2.3
Comcast Corp Class A	2.3
UnitedHealth Group Inc	2.2
Travelers Cos Inc/The	2.2
Shell PLC ADR	2.1
29.5

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9916936.100    7573-TSRA-0924

Item 2.

Code of Ethics

As of the end of the period, July 31, 2024, Fidelity Covington Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Fundamental Large Cap Growth ETF, Fidelity Fundamental Small-Mid Cap ETF,

Fidelity Magellan ETF, Fidelity Real Estate Investment ETF, Fidelity Stocks for Inflation ETF, Fidelity Sustainable U.S. Equity ETF, and Fidelity Women's Leadership ETF (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Fundamental Large Cap Growth ETF	$16,700	$-	$3,200	$300
Fidelity Fundamental Small-Mid Cap ETF	$14,800		$3,200	$300
Fidelity Magellan ETF	$14,800	$-	$3,200	$300
Fidelity Real Estate Investment ETF	$14,800	$-	$3,200	$300
Fidelity Stocks for Inflation ETF	$15,400	$-	$4,100	$400
Fidelity Sustainable U.S. Equity ETF	$15,100	$-	$3,700	$400
Fidelity Women's Leadership ETF	$15,100	$-	$3,700	$400

July 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Fundamental Large Cap Growth ETF	$13,200	$-	$3,200	$300
Fidelity Fundamental Small-Mid Cap ETF	$13,200	$-	$3,200	$300
Fidelity Magellan ETF	$13,200	$-	$3,200	$300
Fidelity Real Estate Investment ETF	$13,200	$-	$3,200	$300
Fidelity Stocks for Inflation ETF	$14,000	$-	$3,800	$400
Fidelity Sustainable U.S. Equity ETF	$13,600	$-	$3,700	$300
Fidelity Women's Leadership ETF	$13,600	$-	$3,700	$300

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, Fidelity Dividend ETF for Rising Rates, Fidelity Fundamental Large Cap Core ETF, Fidelity Fundamental Large Cap Value ETF, Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF, Fidelity Small-Mid Multifactor ETF, Fidelity U.S. Multifactor ETF, and Fidelity Value Factor ETF (the “Funds”):

Services Billed by PwC

July 31, 2024 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth ETF	$15,000	$-	$4,600	$500
Fidelity Blue Chip Value ETF	$14,900	$-	$4,600	$500
Fidelity Dividend ETF for Rising Rates	$11,900	$-	$4,600	$400
Fidelity Fundamental Large Cap Core ETF	$14,900	$-	$4,600	$500
Fidelity Fundamental Large Cap Value ETF	$15,300	$-	$4,700	$100
Fidelity High Dividend ETF	$12,000	$-	$4,600	$400
Fidelity Low Volatility Factor ETF	$11,600	$-	$4,400	$400
Fidelity Momentum Factor ETF	$11,600	$-	$4,400	$400
Fidelity Quality Factor ETF	$11,600	$-	$4,400	$400
Fidelity Small-Mid Multifactor ETF	$14,500	$-	$4,900	$500
Fidelity U.S. Multifactor ETF	$14,900	$-	$4,600	$500
Fidelity Value Factor ETF	$11,600	$-	$4,400	$400

July 31, 2023 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth ETF	$14,900	$-	$4,600	$500
Fidelity Blue Chip Value ETF	$14,900	$-	$4,600	$500
Fidelity Dividend ETF for Rising Rates	$11,900	$-	$4,600	$400
Fidelity Fundamental Large Cap Core ETF	$14,900	$-	$4,600	$500
Fidelity Fundamental Large Cap Value ETF	$-	$-	$-	$-
Fidelity High Dividend ETF	$12,000	$-	$4,600	$400
Fidelity Low Volatility Factor ETF	$11,700	$-	$4,400	$400
Fidelity Momentum Factor ETF	$11,700	$-	$4,400	$400
Fidelity Quality Factor ETF	$11,700	$-	$4,400	$400
Fidelity Small-Mid Multifactor ETF	$14,500	$-	$4,900	$500
Fidelity U.S. Multifactor ETF	$14,900	$-	$4,600	$500
Fidelity Value Factor ETF	$11,700	$-	$4,400	$400

A Amounts may reflect rounding.
B Fidelity Fundamental Large Cap Value ETF commenced operations on February 22, 2024.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2024A	July 31, 2023A
Audit-Related Fees	$200,000	$80,000
Tax Fees	$-	$-
All Other Fees	$1,929,500	$-

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2024A,B	July 31, 2023A,B
Audit-Related Fees	$9,437,800	$8,699,200
Tax Fees	$61,000	$1,000
All Other Fees	$35,000	$-

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity Fundamental Large Cap Value ETF’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2024A,B	July 31, 2023A,B
Deloitte Entities	$5,035,700	$3,370,400
PwC	$15,068,200	$14,208,000

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity Fundamental Large Cap Value ETF’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

The Audit Committee is a separately-designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  As of July 31, 2024, the members of the Audit Committee were Donald Donahue, Thomas Bostick, Thomas Kennedy and Susan Tomasky.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity® Dividend ETF for Rising Rates
Fidelity® High Dividend ETF
Fidelity® Low Volatility Factor ETF
Fidelity® Momentum Factor ETF
Fidelity® Quality Factor ETF
Fidelity® Small-Mid Multifactor ETF
Fidelity® Stocks for Inflation ETF
Fidelity® U.S. Multifactor ETF
Fidelity® Value Factor ETF

Annual Report
July 31, 2024

Contents

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Dividend ETF for Rising Rates
Fidelity® High Dividend ETF
Fidelity® Low Volatility Factor ETF
Fidelity® Momentum Factor ETF
Fidelity® Quality Factor ETF
Fidelity® Small-Mid Multifactor ETF
Fidelity® Stocks for Inflation ETF
Fidelity® U.S. Multifactor ETF
Fidelity® Value Factor ETF
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
Distributions
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Item 9: Proxy Disclosures for Open-End Management Investment Companies
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-FIDELITY to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Dividend ETF for Rising Rates
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 7.6%
Diversified Telecommunication Services - 1.6%
AT&T, Inc.	221,436	4,262,643
Verizon Communications, Inc.	106,450	4,313,354
		8,575,997
Entertainment - 1.6%
Electronic Arts, Inc.	21,617	3,262,870
TKO Group Holdings, Inc.	31,285	3,421,015
Warner Music Group Corp. Class A (a)	72,091	2,163,451
		8,847,336
Media - 4.4%
Comcast Corp. Class A	98,844	4,079,292
Fox Corp. Class A	84,839	3,227,276
Interpublic Group of Companies, Inc.	83,054	2,671,847
News Corp. Class A	111,174	3,066,179
Nexstar Media Group, Inc.	15,033	2,777,948
Omnicom Group, Inc.	31,302	3,068,848
Paramount Global Class B (a)	183,907	2,100,218
The New York Times Co. Class A	55,242	2,960,419
		23,952,027
TOTAL COMMUNICATION SERVICES		41,375,360
CONSUMER DISCRETIONARY - 9.0%
Automobiles - 2.4%
Bayerische Motoren Werke AG (BMW)	29,449	2,734,806
Ford Motor Co.	297,560	3,219,599
General Motors Co.	94,176	4,173,880
Mercedes-Benz Group AG (Germany)	45,298	2,997,878
		13,126,163
Hotels, Restaurants & Leisure - 2.2%
Marriott International, Inc. Class A	15,325	3,483,373
McDonald's Corp.	18,100	4,803,740
Starbucks Corp.	45,299	3,531,057
		11,818,170
Specialty Retail - 3.8%
Best Buy Co., Inc.	43,186	3,736,453
Lowe's Companies, Inc.	20,193	4,957,583
The Home Depot, Inc.	19,236	7,081,926
TJX Companies, Inc.	44,054	4,978,983
		20,754,945
Textiles, Apparel & Luxury Goods - 0.6%
NIKE, Inc. Class B	43,433	3,251,394
TOTAL CONSUMER DISCRETIONARY		48,950,672
CONSUMER STAPLES - 5.5%
Beverages - 1.8%
PepsiCo, Inc.	26,898	4,644,478
The Coca-Cola Co.	75,947	5,068,703
		9,713,181
Consumer Staples Distribution & Retail - 0.2%
Walgreens Boots Alliance, Inc.	98,221	1,165,883
Household Products - 1.1%
Procter & Gamble Co.	38,312	6,159,037
Tobacco - 2.4%
Altria Group, Inc.	69,305	3,396,638
British American Tobacco PLC (United Kingdom)	70,979	2,502,588
Imperial Brands PLC	88,329	2,432,458
Philip Morris International, Inc.	39,098	4,502,526
		12,834,210
TOTAL CONSUMER STAPLES		29,872,311
ENERGY - 3.5%
Oil, Gas & Consumable Fuels - 3.5%
Chevron Corp.	25,524	4,095,836
Civitas Resources, Inc.	16,881	1,177,619
ConocoPhillips Co.	21,721	2,415,375
Devon Energy Corp.	31,023	1,459,012
EOG Resources, Inc.	15,191	1,926,219
Exxon Mobil Corp.	52,510	6,227,161
Targa Resources Corp.	14,133	1,911,912
		19,213,134
FINANCIALS - 13.6%
Banks - 7.9%
Bank of America Corp.	172,215	6,941,987
Citigroup, Inc.	79,585	5,163,475
JPMorgan Chase & Co.	49,875	10,613,400
PNC Financial Services Group, Inc.	27,064	4,901,290
Truist Financial Corp.	105,144	4,698,885
U.S. Bancorp	97,755	4,387,244
Wells Fargo & Co.	106,771	6,335,791
		43,042,072
Capital Markets - 4.3%
Blackstone, Inc.	34,270	4,871,481
CME Group, Inc.	19,964	3,867,226
Goldman Sachs Group, Inc.	12,119	6,168,935
Morgan Stanley	51,687	5,334,615
Schroders PLC	650,094	3,279,932
		23,522,189
Financial Services - 1.4%
Visa, Inc. Class A	28,946	7,690,084
TOTAL FINANCIALS		74,254,345
HEALTH CARE - 11.6%
Biotechnology - 1.4%
AbbVie, Inc.	42,235	7,826,990
Health Care Providers & Services - 2.6%
CVS Health Corp.	66,824	4,031,492
UnitedHealth Group, Inc.	17,592	10,135,807
		14,167,299
Pharmaceuticals - 7.6%
Bayer AG	128,322	3,817,880
Bristol-Myers Squibb Co.	102,383	4,869,335
Eli Lilly & Co.	14,436	11,610,442
Johnson & Johnson	50,429	7,960,218
Merck & Co., Inc.	58,058	6,568,102
Pfizer, Inc.	204,065	6,232,145
		41,058,122
TOTAL HEALTH CARE		63,052,411
INDUSTRIALS - 9.3%
Aerospace & Defense - 2.8%
General Electric Co.	31,386	5,341,897
Lockheed Martin Corp.	8,589	4,654,551
RTX Corp.	44,395	5,215,969
		15,212,417
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. Class B	26,526	3,458,195
Electrical Equipment - 0.3%
GE Vernova LLC	7,847	1,398,649
Ground Transportation - 0.8%
Union Pacific Corp.	17,245	4,254,859
Industrial Conglomerates - 1.3%
CK Hutchison Holdings Ltd.	519,200	2,724,936
Honeywell International, Inc.	20,606	4,219,079
		6,944,015
Machinery - 2.1%
Caterpillar, Inc.	14,144	4,896,653
Deere & Co.	9,663	3,594,443
PACCAR, Inc.	31,851	3,142,420
		11,633,516
Marine Transportation - 1.4%
A.P. Moller - Maersk A/S Series B	1,483	2,458,082
Mitsui OSK Lines Ltd.	73,800	2,360,266
Nippon Yusen KK (a)	77,000	2,507,131
		7,325,479
Transportation Infrastructure - 0.0%
Svitzer A/S	2,962	113,503
TOTAL INDUSTRIALS		50,340,633
INFORMATION TECHNOLOGY - 32.4%
Communications Equipment - 2.5%
Cisco Systems, Inc.	145,278	7,038,719
Telefonaktiebolaget LM Ericsson (B Shares)	939,223	6,420,045
		13,458,764
IT Services - 1.3%
IBM Corp.	37,151	7,138,193
Semiconductors & Semiconductor Equipment - 11.6%
Broadcom, Inc.	89,437	14,370,737
NVIDIA Corp.	344,197	40,277,933
Texas Instruments, Inc.	41,773	8,513,755
		63,162,425
Software - 7.0%
Microsoft Corp.	91,790	38,400,347
Technology Hardware, Storage & Peripherals - 10.0%
Apple, Inc.	183,016	40,644,193
Dell Technologies, Inc.	62,478	7,102,499
HP, Inc.	186,416	6,727,753
		54,474,445
TOTAL INFORMATION TECHNOLOGY		176,634,174
MATERIALS - 2.5%
Chemicals - 1.6%
Air Products & Chemicals, Inc.	5,122	1,351,440
Dow, Inc.	20,834	1,134,828
International Flavors & Fragrances, Inc.	11,428	1,136,857
Linde PLC	6,912	3,134,592
LyondellBasell Industries NV Class A	10,294	1,023,841
The Mosaic Co.	26,665	793,817
		8,575,375
Containers & Packaging - 0.4%
Amcor PLC	91,038	958,630
International Paper Co.	24,515	1,139,457
		2,098,087
Metals & Mining - 0.5%
Freeport-McMoRan, Inc.	33,074	1,501,890
Newmont Corp.	32,364	1,588,101
		3,089,991
TOTAL MATERIALS		13,763,453
REAL ESTATE - 2.4%
Equity Real Estate Investment Trusts (REITs) - 2.4%
Crown Castle, Inc.	13,717	1,509,967
Gaming & Leisure Properties	24,599	1,234,870
Omega Healthcare Investors, Inc.	36,834	1,340,758
Prologis, Inc.	17,580	2,215,959
Public Storage Operating Co.	5,213	1,542,631
Simon Property Group, Inc.	10,721	1,645,030
VICI Properties, Inc.	43,550	1,361,373
Weyerhaeuser Co.	37,975	1,206,086
WP Carey, Inc.	18,440	1,066,016
		13,122,690
UTILITIES - 2.3%
Electric Utilities - 2.0%
American Electric Power Co., Inc.	16,385	1,607,696
Duke Energy Corp.	16,993	1,856,825
Edison International	16,669	1,333,687
Exelon Corp.	35,142	1,307,282
NextEra Energy, Inc.	36,223	2,767,075
Southern Co.	23,800	1,987,776
		10,860,341
Multi-Utilities - 0.3%
Dominion Energy, Inc.	27,321	1,460,581
TOTAL UTILITIES		12,320,922
TOTAL COMMON STOCKS (Cost $440,039,047)		542,900,105

Money Market Funds - 1.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b)	520,190	520,294
Fidelity Securities Lending Cash Central Fund 5.39% (b)(c)	5,046,076	5,046,580
TOTAL MONEY MARKET FUNDS (Cost $5,566,874)		5,566,874

TOTAL INVESTMENT IN SECURITIES - 100.7% (Cost $445,605,921)	548,466,979
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(3,843,376)
NET ASSETS - 100.0%	544,623,603

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	5	Sep 2024	1,389,500	15,322	15,322

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	2,062,133	29,196,469	30,738,298	72,411	(10)	-	520,294	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	6,087,575	57,338,080	58,379,075	18,298	-	-	5,046,580	0.0%
Total	8,149,708	86,534,549	89,117,373	90,709	(10)	-	5,566,874

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	41,375,360	41,375,360	-	-
Consumer Discretionary	48,950,672	48,950,672	-	-
Consumer Staples	29,872,311	29,872,311	-	-
Energy	19,213,134	19,213,134	-	-
Financials	74,254,345	74,254,345	-	-
Health Care	63,052,411	63,052,411	-	-
Industrials	50,340,633	50,340,633	-	-
Information Technology	176,634,174	176,634,174	-	-
Materials	13,763,453	13,763,453	-	-
Real Estate	13,122,690	13,122,690	-	-
Utilities	12,320,922	12,320,922	-	-

Money Market Funds	5,566,874	5,566,874	-	-
Total Investments in Securities:	548,466,979	548,466,979	-	-
Derivative Instruments: Assets
Futures Contracts	15,322	15,322	-	-
Total Assets	15,322	15,322	-	-
Total Derivative Instruments:	15,322	15,322	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	15,322	0
Total Equity Risk	15,322	0
Total Value of Derivatives	15,322	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Dividend ETF for Rising Rates
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value (including securities loaned of $4,782,008) - See accompanying schedule:
Unaffiliated issuers (cost $440,039,047)	$542,900,105
Fidelity Central Funds (cost $5,566,874)	5,566,874

Total Investment in Securities (cost $445,605,921)		$548,466,979
Segregated cash with brokers for derivative instruments		141,600
Foreign currency held at value (cost $197,049)		198,736
Dividends receivable		931,110
Distributions receivable from Fidelity Central Funds		3,880
Receivable for daily variation margin on futures contracts		21,375
Other receivables		77
Total assets		549,763,757
Liabilities
Accrued management fee	$68,568
Other payables and accrued expenses	25,006
Collateral on securities loaned	5,046,580
Total liabilities		5,140,154
Net Assets		$544,623,603
Net Assets consist of:
Paid in capital		$506,681,077
Total accumulated earnings (loss)		37,942,526
Net Assets		$544,623,603
Net Asset Value, offering price and redemption price per share ($544,623,603 ÷ 11,000,000 shares)		$49.51
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$14,674,700
Income from Fidelity Central Funds (including $18,298 from security lending)		90,709
Total income		14,765,409
Expenses
Management fee	$961,817
Independent trustees' fees and expenses	2,568
Miscellaneous	25,009
Total expenses before reductions	989,394
Expense reductions	(255)
Total expenses after reductions		989,139
Net Investment income (loss)		13,776,270
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(5,276,856)
Redemptions in-kind	17,921,004
Fidelity Central Funds	(10)
Foreign currency transactions	1,733
Futures contracts	508,622
Total net realized gain (loss)		13,154,493
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	58,889,407
Assets and liabilities in foreign currencies	(2,301)
Futures contracts	(138,063)
Total change in net unrealized appreciation (depreciation)		58,749,043
Net gain (loss)		71,903,536
Net increase (decrease) in net assets resulting from operations		$85,679,806
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,776,270	$17,051,353
Net realized gain (loss)	13,154,493	19,832,576
Change in net unrealized appreciation (depreciation)	58,749,043	2,382,381
Net increase (decrease) in net assets resulting from operations	85,679,806	39,266,310
Distributions to shareholders	(13,531,400)	(16,860,450)

Share transactions
Proceeds from sales of shares	-	115,557,120
Cost of shares redeemed	(77,060,504)	(200,570,072)

Net increase (decrease) in net assets resulting from share transactions	(77,060,504)	(85,012,952)
Total increase (decrease) in net assets	(4,912,098)	(62,607,092)

Net Assets
Beginning of period	549,535,701	612,142,793
End of period	$544,623,603	$549,535,701

Other Information
Shares
Sold	-	2,750,000
Redeemed	(1,750,000)	(4,900,000)
Net increase (decrease)	(1,750,000)	(2,150,000)

Financial Highlights
Fidelity® Dividend ETF for Rising Rates

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$43.10	$41.08	$42.62	$31.72	$32.31
Income from Investment Operations
Net investment income (loss) A,B	1.16	1.22	1.08	.93	1.01
Net realized and unrealized gain (loss)	6.40	2.02	(1.54)	10.85	(.56)
Total from investment operations	7.56	3.24	(.46)	11.78	.45
Distributions from net investment income	(1.15)	(1.22)	(1.08)	(.88)	(1.04)
Total distributions	(1.15)	(1.22)	(1.08)	(.88)	(1.04)
Net asset value, end of period	$49.51	$43.10	$41.08	$42.62	$31.72
Total Return C,D	17.85%	8.17%	(1.06)%	37.57%	1.86%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.19%	.29%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.19%	.29%	.29%	.29%	.29%
Expenses net of all reductions	.19%	.29%	.29%	.29%	.29%
Net investment income (loss)	2.63%	3.04%	2.54%	2.44%	3.15%
Supplemental Data
Net assets, end of period (000 omitted)	$544,624	$549,536	$612,143	$490,089	$282,317
Portfolio turnover rate G,H	32%	29%	28%	32%	35%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DBased on net asset value.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® High Dividend ETF
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 0.3%
AT&T, Inc.	266,196	5,124,273
Verizon Communications, Inc.	127,908	5,182,832
		10,307,105
Entertainment - 0.4%
Electronic Arts, Inc.	25,975	3,920,667
TKO Group Holdings, Inc.	37,586	4,110,029
Warner Music Group Corp. Class A (a)	86,131	2,584,791
		10,615,487
Media - 0.9%
Comcast Corp. Class A	118,828	4,904,032
Fox Corp. Class A	101,313	3,853,947
Interpublic Group of Companies, Inc.	99,205	3,191,425
News Corp. Class A	132,792	3,662,403
Nexstar Media Group, Inc.	17,938	3,314,763
Omnicom Group, Inc.	37,669	3,693,069
Paramount Global Class B (a)	219,696	2,508,928
The New York Times Co. Class A	65,962	3,534,904
		28,663,471
TOTAL COMMUNICATION SERVICES		49,586,063
CONSUMER DISCRETIONARY - 3.3%
Automobiles - 0.7%
Bayerische Motoren Werke AG (BMW)	61,179	5,681,438
Ford Motor Co.	618,264	6,689,616
General Motors Co.	195,579	8,668,061
		21,039,115
Hotels, Restaurants & Leisure - 0.8%
Marriott International, Inc. Class A	31,813	7,231,095
McDonald's Corp.	37,661	9,995,229
Starbucks Corp.	94,148	7,338,837
		24,565,161
Specialty Retail - 1.6%
Best Buy Co., Inc.	89,688	7,759,806
Dick's Sporting Goods, Inc.	43,442	9,398,677
Lowe's Companies, Inc.	41,941	10,296,935
The Home Depot, Inc.	39,995	14,724,559
TJX Companies, Inc.	91,489	10,340,087
		52,520,064
Textiles, Apparel & Luxury Goods - 0.2%
NIKE, Inc. Class B	90,319	6,761,280
TOTAL CONSUMER DISCRETIONARY		104,885,620
CONSUMER STAPLES - 12.0%
Beverages - 1.7%
PepsiCo, Inc.	316,299	54,615,348
Consumer Staples Distribution & Retail - 1.8%
Albertsons Companies, Inc.	1,873,863	37,158,703
Walgreens Boots Alliance, Inc.	1,747,774	20,746,077
		57,904,780
Household Products - 2.0%
Procter & Gamble Co.	395,690	63,611,124
Tobacco - 6.5%
Altria Group, Inc.	1,059,198	51,911,294
British American Tobacco PLC (United Kingdom)	1,334,275	47,044,071
Imperial Brands PLC	1,660,380	45,724,554
Philip Morris International, Inc.	521,170	60,017,937
		204,697,856
TOTAL CONSUMER STAPLES		380,829,108
ENERGY - 10.3%
Oil, Gas & Consumable Fuels - 10.3%
Chevron Corp.	320,289	51,396,776
ConocoPhillips Co.	354,105	39,376,476
Devon Energy Corp.	785,711	36,951,988
EOG Resources, Inc.	313,383	39,736,964
Exxon Mobil Corp.	554,302	65,734,674
Kinder Morgan, Inc.	1,951,611	41,237,540
Targa Resources Corp.	376,268	50,901,535
		325,335,953
FINANCIALS - 6.9%
Banks - 4.0%
Bank of America Corp.	505,217	20,365,297
Citigroup, Inc.	233,618	15,157,136
JPMorgan Chase & Co.	146,390	31,151,792
PNC Financial Services Group, Inc.	79,452	14,388,757
Truist Financial Corp.	308,198	13,773,369
U.S. Bancorp	286,579	12,861,666
Wells Fargo & Co.	313,290	18,590,629
		126,288,646
Capital Markets - 2.2%
Blackstone, Inc.	100,646	14,306,829
CME Group, Inc.	58,620	11,355,280
Goldman Sachs Group, Inc.	35,551	18,096,526
Morgan Stanley	151,708	15,657,783
Schroders PLC	1,907,326	9,623,069
		69,039,487
Financial Services - 0.7%
Visa, Inc. Class A	84,911	22,558,305
TOTAL FINANCIALS		217,886,438
HEALTH CARE - 5.3%
Biotechnology - 1.8%
AbbVie, Inc.	125,803	23,313,812
Amgen, Inc.	54,080	17,979,978
Gilead Sciences, Inc.	196,532	14,948,224
		56,242,014
Health Care Providers & Services - 1.3%
CVS Health Corp.	206,476	12,456,697
UnitedHealth Group, Inc.	51,479	29,660,141
		42,116,838
Pharmaceuticals - 2.2%
Bayer AG	408,892	12,165,494
Bristol-Myers Squibb Co.	315,948	15,026,487
Johnson & Johnson	148,743	23,479,083
Pfizer, Inc.	622,595	19,014,051
		69,685,115
TOTAL HEALTH CARE		168,043,967
INDUSTRIALS - 16.2%
Aerospace & Defense - 4.8%
General Electric Co.	303,387	51,636,467
Lockheed Martin Corp.	87,960	47,667,283
RTX Corp.	435,659	51,185,576
		150,489,326
Air Freight & Logistics - 1.1%
United Parcel Service, Inc. Class B	269,087	35,080,872
Electrical Equipment - 0.4%
GE Vernova LLC	75,767	13,504,710
Ground Transportation - 1.3%
Union Pacific Corp.	165,962	40,947,804
Industrial Conglomerates - 2.3%
CK Hutchison Holdings Ltd.	6,161,500	32,337,622
Honeywell International, Inc.	202,758	41,514,701
		73,852,323
Machinery - 2.6%
Caterpillar, Inc.	135,454	46,894,175
PACCAR, Inc.	345,252	34,062,562
		80,956,737
Marine Transportation - 3.7%
A.P. Moller - Maersk A/S Series B	17,617	29,200,294
Kawasaki Kisen Kaisha Ltd.	1,979,200	30,781,125
Mitsui OSK Lines Ltd.	876,300	28,025,758
Nippon Yusen KK	914,300	29,769,744
		117,776,921
Transportation Infrastructure - 0.0%
Svitzer A/S	35,063	1,343,610
TOTAL INDUSTRIALS		513,952,303
INFORMATION TECHNOLOGY - 25.2%
Communications Equipment - 1.0%
Cisco Systems, Inc.	640,256	31,020,403
IT Services - 1.0%
IBM Corp.	163,516	31,417,964
Semiconductors & Semiconductor Equipment - 10.1%
Broadcom, Inc.	397,269	63,833,183
NVIDIA Corp.	1,541,149	180,345,256
Qualcomm, Inc.	212,052	38,370,809
Texas Instruments, Inc.	183,776	37,455,387
		320,004,635
Software - 5.4%
Microsoft Corp.	412,299	172,485,287
Technology Hardware, Storage & Peripherals - 7.7%
Apple, Inc.	821,782	182,501,346
Dell Technologies, Inc.	273,153	31,052,033
HP, Inc.	814,793	29,405,879
		242,959,258
TOTAL INFORMATION TECHNOLOGY		797,887,547
REAL ESTATE - 9.1%
Equity Real Estate Investment Trusts (REITs) - 9.1%
Crown Castle, Inc.	284,086	31,272,187
Gaming & Leisure Properties	631,323	31,692,415
Omega Healthcare Investors, Inc.	982,959	35,779,708
Prologis, Inc.	276,645	34,871,102
Public Storage Operating Co.	109,596	32,431,648
Simon Property Group, Inc.	225,235	34,560,058
VICI Properties, Inc.	983,906	30,756,902
Weyerhaeuser Co.	899,025	28,553,034
WP Carey, Inc.	468,859	27,104,739
		287,021,793
UTILITIES - 9.9%
Electric Utilities - 8.6%
American Electric Power Co., Inc.	462,931	45,422,790
Duke Energy Corp.	398,568	43,551,525
Edison International	525,903	42,077,499
Eversource Energy	634,408	41,179,423
NextEra Energy, Inc.	701,622	53,596,905
Southern Co.	554,177	46,284,863
		272,113,005
Multi-Utilities - 1.3%
Dominion Energy, Inc.	786,570	42,050,032
TOTAL UTILITIES		314,163,037
TOTAL COMMON STOCKS (Cost $2,697,037,354)		3,159,591,829

Money Market Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b)	1,677,995	1,678,331
Fidelity Securities Lending Cash Central Fund 5.39% (b)(c)	4,973,778	4,974,275
TOTAL MONEY MARKET FUNDS (Cost $6,652,606)		6,652,606

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $2,703,689,960)	3,166,244,435
NET OTHER ASSETS (LIABILITIES) - 0.0%	603,432
NET ASSETS - 100.0%	3,166,847,867

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	21	Sep 2024	5,835,900	59,540	59,540
CME Micro E-mini S&P 500 Index Contracts (United States)	4	Sep 2024	111,160	730	730

TOTAL FUTURES CONTRACTS					60,270
The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	4,259,333	224,812,689	227,393,617	152,438	(74)	-	1,678,331	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	12,024,950	205,240,954	212,291,629	130,682	-	-	4,974,275	0.0%
Total	16,284,283	430,053,643	439,685,246	283,120	(74)	-	6,652,606

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	49,586,063	49,586,063	-	-
Consumer Discretionary	104,885,620	104,885,620	-	-
Consumer Staples	380,829,108	380,829,108	-	-
Energy	325,335,953	325,335,953	-	-
Financials	217,886,438	217,886,438	-	-
Health Care	168,043,967	168,043,967	-	-
Industrials	513,952,303	513,952,303	-	-
Information Technology	797,887,547	797,887,547	-	-
Real Estate	287,021,793	287,021,793	-	-
Utilities	314,163,037	314,163,037	-	-

Money Market Funds	6,652,606	6,652,606	-	-
Total Investments in Securities:	3,166,244,435	3,166,244,435	-	-
Derivative Instruments: Assets
Futures Contracts	60,270	60,270	-	-
Total Assets	60,270	60,270	-	-
Total Derivative Instruments:	60,270	60,270	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	60,270	0
Total Equity Risk	60,270	0
Total Value of Derivatives	60,270	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® High Dividend ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value (including securities loaned of $4,897,637) - See accompanying schedule:
Unaffiliated issuers (cost $2,697,037,354)	$3,159,591,829
Fidelity Central Funds (cost $6,652,606)	6,652,606

Total Investment in Securities (cost $2,703,689,960)		$3,166,244,435
Segregated cash with brokers for derivative instruments		314,400
Foreign currency held at value (cost $15,345)		15,589
Receivable for fund shares sold		9,721,712
Dividends receivable		5,577,923
Distributions receivable from Fidelity Central Funds		10,127
Receivable for daily variation margin on futures contracts		91,485
Other receivables		1,148
Total assets		3,181,976,819
Liabilities
Payable for investments purchased	$9,653,404
Accrued management fee	382,176
Other payables and accrued expenses	119,097
Collateral on securities loaned	4,974,275
Total liabilities		15,128,952
Net Assets		$3,166,847,867
Net Assets consist of:
Paid in capital		$2,842,779,055
Total accumulated earnings (loss)		324,068,812
Net Assets		$3,166,847,867
Net Asset Value, offering price and redemption price per share ($3,166,847,867 ÷ 65,150,000 shares)		$48.61
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$73,310,172
Income from Fidelity Central Funds (including $130,682 from security lending)		283,120
Total income		73,593,292
Expenses
Management fee	$3,934,584
Independent trustees' fees and expenses	9,781
Interest	77,480
Miscellaneous	119,080
Total expenses before reductions	4,140,925
Expense reductions	(3,845)
Total expenses after reductions		4,137,080
Net Investment income (loss)		69,456,212
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(58,619,679)
Redemptions in-kind	141,723,617
Fidelity Central Funds	(74)
Foreign currency transactions	(104,610)
Futures contracts	1,191,593
Total net realized gain (loss)		84,190,847
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	333,361,055
Assets and liabilities in foreign currencies	23,163
Futures contracts	(214,536)
Total change in net unrealized appreciation (depreciation)		333,169,682
Net gain (loss)		417,360,529
Net increase (decrease) in net assets resulting from operations		$486,816,741
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$69,456,212	$50,654,597
Net realized gain (loss)	84,190,847	42,986,548
Change in net unrealized appreciation (depreciation)	333,169,682	77,459,908
Net increase (decrease) in net assets resulting from operations	486,816,741	171,101,053
Distributions to shareholders	(72,844,900)	(52,210,250)

Share transactions
Proceeds from sales of shares	1,551,037,321	615,856,682
Cost of shares redeemed	(493,928,543)	(317,034,432)

Net increase (decrease) in net assets resulting from share transactions	1,057,108,778	298,822,250
Total increase (decrease) in net assets	1,471,080,619	417,713,053

Net Assets
Beginning of period	1,695,767,248	1,278,054,195
End of period	$3,166,847,867	$1,695,767,248

Other Information
Shares
Sold	35,700,000	15,700,000
Redeemed	(11,400,000)	(8,100,000)
Net increase (decrease)	24,300,000	7,600,000

Financial Highlights
Fidelity® High Dividend ETF

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$41.51	$38.44	$38.05	$27.56	$30.12
Income from Investment Operations
Net investment income (loss) A,B	1.35	1.39	1.21	1.02	1.10
Net realized and unrealized gain (loss)	7.17	3.11	.44 C	10.48	(2.52)
Total from investment operations	8.52	4.50	1.65	11.50	(1.42)
Distributions from net investment income	(1.42)	(1.43)	(1.26)	(1.01)	(1.14)
Total distributions	(1.42)	(1.43)	(1.26)	(1.01)	(1.14)
Net asset value, end of period	$48.61	$41.51	$38.44	$38.05	$27.56
Total Return D,E	21.01%	12.22%	4.43%	42.42%	(4.54)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.19%	.29%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.19%	.29%	.29%	.29%	.29%
Expenses net of all reductions	.19%	.29%	.29%	.29%	.29%
Net investment income (loss)	3.11%	3.66%	3.11%	3.04%	3.85%
Supplemental Data
Net assets, end of period (000 omitted)	$3,166,848	$1,695,767	$1,278,054	$1,052,122	$520,795
Portfolio turnover rate H,I	14%	52%	38%	32%	49%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EBased on net asset value.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HPortfolio turnover rate excludes securities received or delivered in-kind.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® Low Volatility Factor ETF
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 8.7%
Diversified Telecommunication Services - 1.6%
AT&T, Inc.	473,341	9,111,814
Verizon Communications, Inc.	228,344	9,252,499
		18,364,313
Entertainment - 0.6%
Electronic Arts, Inc.	45,729	6,902,335
Interactive Media & Services - 4.4%
Alphabet, Inc. Class A	295,704	50,725,064
Media - 1.4%
Comcast Corp. Class A	212,141	8,755,059
Fox Corp. Class A	178,892	6,805,052
		15,560,111
Wireless Telecommunication Services - 0.7%
T-Mobile U.S., Inc.	45,871	8,361,366
TOTAL COMMUNICATION SERVICES		99,913,189
CONSUMER DISCRETIONARY - 10.4%
Broadline Retail - 3.9%
Amazon.com, Inc. (a)	240,615	44,990,193
Hotels, Restaurants & Leisure - 1.2%
McDonald's Corp.	31,720	8,418,488
Starbucks Corp.	73,781	5,751,229
		14,169,717
Household Durables - 0.6%
Garmin Ltd.	39,856	6,825,340
Specialty Retail - 4.2%
AutoZone, Inc. (a)	1,981	6,207,840
Lowe's Companies, Inc.	33,451	8,212,555
O'Reilly Automotive, Inc. (a)	5,598	6,305,251
The Home Depot, Inc.	35,621	13,114,227
TJX Companies, Inc.	72,033	8,141,170
Tractor Supply Co.	21,220	5,587,650
		47,568,693
Textiles, Apparel & Luxury Goods - 0.5%
NIKE, Inc. Class B	71,813	5,375,921
TOTAL CONSUMER DISCRETIONARY		118,929,864
CONSUMER STAPLES - 6.0%
Beverages - 1.4%
PepsiCo, Inc.	42,593	7,354,533
The Coca-Cola Co.	120,410	8,036,163
		15,390,696
Consumer Staples Distribution & Retail - 1.7%
Costco Wholesale Corp.	12,905	10,607,910
Walmart, Inc.	132,057	9,064,392
		19,672,302
Food Products - 0.8%
General Mills, Inc.	41,136	2,761,871
Mondelez International, Inc.	55,180	3,771,553
The Hershey Co.	12,494	2,467,315
		9,000,739
Household Products - 1.5%
Colgate-Palmolive Co.	40,004	3,967,997
Kimberly-Clark Corp.	22,370	3,021,069
Procter & Gamble Co.	66,418	10,677,358
		17,666,424
Tobacco - 0.6%
Philip Morris International, Inc.	55,486	6,389,768
TOTAL CONSUMER STAPLES		68,119,929
ENERGY - 3.7%
Oil, Gas & Consumable Fuels - 3.7%
Chesapeake Energy Corp. (b)	28,662	2,187,770
Chevron Corp.	54,676	8,773,858
ConocoPhillips Co.	45,813	5,094,406
Coterra Energy, Inc.	99,033	2,555,051
DT Midstream, Inc.	39,396	2,968,883
Exxon Mobil Corp.	113,422	13,450,715
Kinder Morgan, Inc.	162,995	3,444,084
The Williams Companies, Inc.	85,974	3,691,724
		42,166,491
FINANCIALS - 12.9%
Capital Markets - 2.0%
Cboe Global Markets, Inc.	42,056	7,717,697
CME Group, Inc.	43,967	8,516,848
FactSet Research Systems, Inc.	15,975	6,599,113
		22,833,658
Financial Services - 3.6%
Jack Henry & Associates, Inc.	45,579	7,815,887
MasterCard, Inc. Class A	35,265	16,352,733
Visa, Inc. Class A	63,741	16,934,071
		41,102,691
Insurance - 7.3%
Arthur J. Gallagher & Co.	36,559	10,364,111
Assurant, Inc.	44,423	7,768,250
Brown & Brown, Inc.	99,539	9,897,163
Chubb Ltd.	39,407	10,862,934
Globe Life, Inc.	62,915	5,834,737
Marsh & McLennan Companies, Inc.	49,298	10,972,256
Progressive Corp.	54,622	11,695,663
The Travelers Companies, Inc.	39,835	8,621,887
W.R. Berkley Corp.	143,794	7,927,363
		83,944,364
TOTAL FINANCIALS		147,880,713
HEALTH CARE - 12.2%
Biotechnology - 3.9%
AbbVie, Inc.	78,455	14,539,281
Amgen, Inc.	31,693	10,536,972
Regeneron Pharmaceuticals, Inc. (a)	9,001	9,713,789
Vertex Pharmaceuticals, Inc. (a)	20,366	10,095,834
		44,885,876
Health Care Equipment & Supplies - 1.6%
Abbott Laboratories	94,951	10,059,109
Becton, Dickinson & Co.	32,441	7,820,227
		17,879,336
Health Care Providers & Services - 2.3%
CVS Health Corp.	114,196	6,889,445
UnitedHealth Group, Inc.	33,922	19,544,500
		26,433,945
Pharmaceuticals - 4.4%
Eli Lilly & Co.	28,089	22,591,140
Johnson & Johnson	95,651	15,098,510
Merck & Co., Inc.	108,555	12,280,827
		49,970,477
TOTAL HEALTH CARE		139,169,634
INDUSTRIALS - 9.6%
Aerospace & Defense - 2.7%
General Dynamics Corp.	21,318	6,367,900
Huntington Ingalls Industries, Inc.	16,888	4,728,302
L3Harris Technologies, Inc.	24,839	5,635,721
Lockheed Martin Corp.	15,113	8,190,037
Northrop Grumman Corp.	12,890	6,242,885
		31,164,845
Commercial Services & Supplies - 1.1%
Republic Services, Inc.	29,378	5,708,733
Waste Management, Inc.	31,262	6,335,557
		12,044,290
Electrical Equipment - 0.7%
Eaton Corp. PLC	25,507	7,774,279
Ground Transportation - 0.7%
Union Pacific Corp.	31,425	7,753,490
Industrial Conglomerates - 0.7%
Honeywell International, Inc.	37,098	7,595,816
Machinery - 1.3%
Graco, Inc.	53,294	4,532,655
Otis Worldwide Corp.	57,295	5,414,378
PACCAR, Inc.	54,145	5,341,946
		15,288,979
Professional Services - 2.4%
Automatic Data Processing, Inc.	26,927	7,071,569
Booz Allen Hamilton Holding Corp. Class A	33,112	4,745,281
FTI Consulting, Inc. (a)	23,157	5,047,531
Paychex, Inc.	42,821	5,481,944
Verisk Analytics, Inc.	20,728	5,425,554
		27,771,879
TOTAL INDUSTRIALS		109,393,578
INFORMATION TECHNOLOGY - 29.0%
Communications Equipment - 2.6%
Cisco Systems, Inc.	306,568	14,853,220
Motorola Solutions, Inc.	36,552	14,581,324
		29,434,544
IT Services - 5.1%
Accenture PLC Class A	43,333	14,326,756
Akamai Technologies, Inc. (a)	89,164	8,763,038
Amdocs Ltd.	117,381	10,267,316
IBM Corp.	78,223	15,029,767
VeriSign, Inc. (a)	55,114	10,306,869
		58,693,746
Semiconductors & Semiconductor Equipment - 1.6%
Texas Instruments, Inc.	87,788	17,892,072
Software - 12.0%
Microsoft Corp.	200,426	83,848,217
Oracle Corp.	129,160	18,011,362
Qualys, Inc. (a)	56,643	8,447,737
Roper Technologies, Inc.	21,962	11,963,800
Tyler Technologies, Inc. (a)	25,700	14,600,427
		136,871,543
Technology Hardware, Storage & Peripherals - 7.7%
Apple, Inc.	399,353	88,688,309
TOTAL INFORMATION TECHNOLOGY		331,580,214
MATERIALS - 2.6%
Chemicals - 1.9%
Air Products & Chemicals, Inc.	10,399	2,743,776
Balchem Corp.	10,199	1,809,915
Corteva, Inc.	41,476	2,326,804
Ecolab, Inc.	12,689	2,927,225
Linde PLC	14,659	6,647,857
NewMarket Corp.	2,433	1,364,597
Sherwin-Williams Co.	9,882	3,466,606
		21,286,780
Construction Materials - 0.4%
Martin Marietta Materials, Inc.	4,063	2,410,781
Vulcan Materials Co.	8,964	2,460,708
		4,871,489
Containers & Packaging - 0.3%
Aptargroup, Inc.	11,880	1,746,122
Packaging Corp. of America	10,368	2,072,252
		3,818,374
TOTAL MATERIALS		29,976,643
REAL ESTATE - 2.5%
Equity Real Estate Investment Trusts (REITs) - 2.5%
Agree Realty Corp.	25,765	1,777,012
American Homes 4 Rent Class A	47,565	1,716,621
American Tower Corp.	18,144	3,998,938
Crown Castle, Inc.	23,075	2,540,096
Digital Realty Trust, Inc.	17,055	2,549,552
Equinix, Inc.	3,886	3,070,873
Equity Lifestyle Properties, Inc.	25,025	1,718,717
Prologis, Inc.	32,633	4,113,390
Public Storage Operating Co.	8,709	2,577,167
Realty Income Corp.	45,427	2,608,873
SBA Communications Corp. Class A	8,732	1,917,023
		28,588,262
UTILITIES - 2.2%
Electric Utilities - 1.4%
American Electric Power Co., Inc.	40,852	4,008,398
Duke Energy Corp.	41,305	4,513,397
Southern Co.	57,799	4,827,372
Xcel Energy, Inc.	50,120	2,920,994
		16,270,161
Multi-Utilities - 0.8%
CMS Energy Corp.	45,480	2,947,104
Consolidated Edison, Inc.	32,595	3,178,664
WEC Energy Group, Inc.	35,196	3,028,968
		9,154,736
TOTAL UTILITIES		25,424,897
TOTAL COMMON STOCKS (Cost $1,035,187,818)		1,141,143,414

Money Market Funds - 0.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c)	1,477,146	1,477,441
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	241,799	241,824
TOTAL MONEY MARKET FUNDS (Cost $1,719,265)		1,719,265

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $1,036,907,083)	1,142,862,679
NET OTHER ASSETS (LIABILITIES) - 0.1%	713,930
NET ASSETS - 100.0%	1,143,576,609

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	70	Sep 2024	1,945,300	(17,028)	(17,028)

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	909,740	51,013,194	50,445,485	80,067	(8)	-	1,477,441	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	3,428,449	52,599,426	55,786,051	9,943	-	-	241,824	0.0%
Total	4,338,189	103,612,620	106,231,536	90,010	(8)	-	1,719,265

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	99,913,189	99,913,189	-	-
Consumer Discretionary	118,929,864	118,929,864	-	-
Consumer Staples	68,119,929	68,119,929	-	-
Energy	42,166,491	42,166,491	-	-
Financials	147,880,713	147,880,713	-	-
Health Care	139,169,634	139,169,634	-	-
Industrials	109,393,578	109,393,578	-	-
Information Technology	331,580,214	331,580,214	-	-
Materials	29,976,643	29,976,643	-	-
Real Estate	28,588,262	28,588,262	-	-
Utilities	25,424,897	25,424,897	-	-

Money Market Funds	1,719,265	1,719,265	-	-
Total Investments in Securities:	1,142,862,679	1,142,862,679	-	-
Derivative Instruments: Liabilities
Futures Contracts	(17,028)	(17,028)	-	-
Total Liabilities	(17,028)	(17,028)	-	-
Total Derivative Instruments:	(17,028)	(17,028)	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(17,028)
Total Equity Risk	0	(17,028)
Total Value of Derivatives	0	(17,028)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Low Volatility Factor ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value (including securities loaned of $236,623) - See accompanying schedule:
Unaffiliated issuers (cost $1,035,187,818)	$1,141,143,414
Fidelity Central Funds (cost $1,719,265)	1,719,265

Total Investment in Securities (cost $1,036,907,083)		$1,142,862,679
Segregated cash with brokers for derivative instruments		91,700
Dividends receivable		1,056,603
Distributions receivable from Fidelity Central Funds		5,242
Receivable for daily variation margin on futures contracts		29,925
Total assets		1,144,046,149
Liabilities
Accrued management fee	$140,302
Proxy fee payable	87,438
Collateral on securities loaned	241,800
Total liabilities		469,540
Net Assets		$1,143,576,609
Net Assets consist of:
Paid in capital		$1,098,583,802
Total accumulated earnings (loss)		44,992,807
Net Assets		$1,143,576,609
Net Asset Value, offering price and redemption price per share ($1,143,576,609 ÷ 19,550,000 shares)		$58.49
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$15,579,724
Income from Fidelity Central Funds (including $9,943 from security lending)		90,010
Total income		15,669,734
Expenses
Management fee	$1,550,627
Independent trustees' fees and expenses	3,891
Proxy fee	87,438
Total expenses before reductions	1,641,956
Expense reductions	(445)
Total expenses after reductions		1,641,511
Net Investment income (loss)		14,028,223
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(22,173,252)
Redemptions in-kind	106,133,327
Fidelity Central Funds	(8)
Futures contracts	467,247
Total net realized gain (loss)		84,427,314
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	57,574,772
Futures contracts	(89,449)
Total change in net unrealized appreciation (depreciation)		57,485,323
Net gain (loss)		141,912,637
Net increase (decrease) in net assets resulting from operations		$155,940,860
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,028,223	$7,517,780
Net realized gain (loss)	84,427,314	1,037,183
Change in net unrealized appreciation (depreciation)	57,485,323	36,445,989
Net increase (decrease) in net assets resulting from operations	155,940,860	45,000,952
Distributions to shareholders	(13,235,700)	(7,460,700)

Share transactions
Proceeds from sales of shares	1,031,797,552	126,351,905
Cost of shares redeemed	(584,530,836)	(55,150,184)

Net increase (decrease) in net assets resulting from share transactions	447,266,716	71,201,721
Total increase (decrease) in net assets	589,971,876	108,741,973

Net Assets
Beginning of period	553,604,733	444,862,760
End of period	$1,143,576,609	$553,604,733

Other Information
Shares
Sold	19,600,000	2,700,000
Redeemed	(10,900,000)	(1,200,000)
Net increase (decrease)	8,700,000	1,500,000

Financial Highlights
Fidelity® Low Volatility Factor ETF

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$51.02	$47.58	$48.75	$38.33	$36.37
Income from Investment Operations
Net investment income (loss) A,B	.84	.74	.62	.56	.62
Net realized and unrealized gain (loss)	7.40	3.44	(1.17)	10.43	1.95
Total from investment operations	8.24	4.18	(.55)	10.99	2.57
Distributions from net investment income	(.77)	(.74)	(.62)	(.57)	(.61)
Total distributions	(.77)	(.74)	(.62)	(.57)	(.61)
Net asset value, end of period	$58.49	$51.02	$47.58	$48.75	$38.33
Total Return C,D	16.29%	8.96%	(1.12)%	28.90%	7.29%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.18%	.29%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.18%	.29%	.29%	.29%	.29%
Expenses net of all reductions	.18%	.29%	.29%	.29%	.29%
Net investment income (loss)	1.56%	1.57%	1.27%	1.31%	1.69%
Supplemental Data
Net assets, end of period (000 omitted)	$1,143,577	$553,605	$444,863	$511,897	$350,708
Portfolio turnover rate G,H	32%	46%	28%	46%	31%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DBased on net asset value.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Momentum Factor ETF
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 8.4%
Diversified Telecommunication Services - 0.5%
Verizon Communications, Inc.	28,175	1,141,651
Entertainment - 1.2%
Netflix, Inc. (a)	2,566	1,612,346
The Walt Disney Co.	11,403	1,068,347
		2,680,693
Interactive Media & Services - 6.3%
Alphabet, Inc. Class A	49,816	8,545,437
Meta Platforms, Inc. Class A	10,474	4,973,369
Pinterest, Inc. Class A (a)	12,032	384,422
		13,903,228
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc.	4,597	837,941
TOTAL COMMUNICATION SERVICES		18,563,513
CONSUMER DISCRETIONARY - 10.2%
Broadline Retail - 3.8%
Amazon.com, Inc. (a)	45,118	8,436,164
Hotels, Restaurants & Leisure - 2.9%
Airbnb, Inc. Class A (a)	7,963	1,111,316
Booking Holdings, Inc.	429	1,593,739
Doordash, Inc. (a)	9,723	1,076,531
Hilton Worldwide Holdings, Inc.	5,959	1,279,219
Royal Caribbean Cruises Ltd.	8,015	1,256,111
		6,316,916
Specialty Retail - 3.5%
Abercrombie & Fitch Co. Class A (a)	7,903	1,165,534
Carvana Co. Class A (a)	8,685	1,157,103
The Home Depot, Inc.	7,207	2,653,329
TJX Companies, Inc.	15,088	1,705,246
Williams-Sonoma, Inc.	7,128	1,102,559
		7,783,771
TOTAL CONSUMER DISCRETIONARY		22,536,851
CONSUMER STAPLES - 5.7%
Beverages - 0.9%
Celsius Holdings, Inc. (a)	7,758	363,307
The Coca-Cola Co.	25,526	1,703,605
		2,066,912
Consumer Staples Distribution & Retail - 2.9%
Casey's General Stores, Inc.	1,833	710,911
Costco Wholesale Corp.	2,660	2,186,520
Sprouts Farmers Market LLC (a)	7,789	778,043
Target Corp.	5,361	806,348
Walmart, Inc.	27,554	1,891,307
		6,373,129
Household Products - 1.4%
Colgate-Palmolive Co.	9,289	921,376
Procter & Gamble Co.	13,505	2,171,064
		3,092,440
Personal Care Products - 0.5%
BellRing Brands, Inc. (a)	9,822	503,672
elf Beauty, Inc. (a)	3,537	610,415
		1,114,087
TOTAL CONSUMER STAPLES		12,646,568
ENERGY - 3.5%
Energy Equipment & Services - 0.7%
TechnipFMC PLC	29,881	881,490
Weatherford International PLC	6,249	736,507
		1,617,997
Oil, Gas & Consumable Fuels - 2.8%
ConocoPhillips Co.	11,080	1,232,096
Diamondback Energy, Inc.	4,453	900,886
Marathon Petroleum Corp.	5,573	986,532
ONEOK, Inc.	11,972	997,627
Phillips 66 Co.	6,921	1,006,867
Valero Energy Corp.	6,098	986,169
		6,110,177
TOTAL ENERGY		7,728,174
FINANCIALS - 13.4%
Banks - 2.6%
JPMorgan Chase & Co.	17,929	3,815,291
Wells Fargo & Co.	32,705	1,940,715
		5,756,006
Capital Markets - 2.6%
Ares Management Corp. Class A,	8,286	1,269,415
Blackstone, Inc.	11,683	1,660,738
Coinbase Global, Inc. (a)	5,187	1,163,755
KKR & Co., Inc.	13,363	1,649,662
		5,743,570
Financial Services - 5.6%
Affirm Holdings, Inc. Class A, (a)	30,542	864,033
Apollo Global Management, Inc.	10,977	1,375,528
Berkshire Hathaway, Inc. Class B (a)	10,483	4,596,796
MasterCard, Inc. Class A	5,907	2,739,135
Visa, Inc. Class A	10,705	2,843,997
		12,419,489
Insurance - 2.6%
Allstate Corp.	7,154	1,224,192
American International Group, Inc.	16,079	1,273,939
Chubb Ltd.	5,831	1,607,373
Progressive Corp.	7,418	1,588,342
		5,693,846
TOTAL FINANCIALS		29,612,911
HEALTH CARE - 12.2%
Biotechnology - 4.8%
AbbVie, Inc.	17,363	3,217,711
Amgen, Inc.	7,912	2,630,503
Regeneron Pharmaceuticals, Inc. (a)	2,117	2,284,645
Vertex Pharmaceuticals, Inc. (a)	5,004	2,480,583
		10,613,442
Health Care Equipment & Supplies - 2.1%
Boston Scientific Corp. (a)	27,946	2,064,650
Intuitive Surgical, Inc. (a)	5,649	2,511,602
		4,576,252
Health Care Providers & Services - 2.6%
Cigna Group	5,783	2,016,359
McKesson Corp.	3,501	2,160,187
Molina Healthcare, Inc. (a)	4,824	1,646,286
		5,822,832
Life Sciences Tools & Services - 0.7%
Medpace Holdings, Inc. (a)	4,071	1,557,239
Pharmaceuticals - 2.0%
Eli Lilly & Co.	5,536	4,452,439
TOTAL HEALTH CARE		27,022,204
INDUSTRIALS - 9.4%
Aerospace & Defense - 1.8%
General Dynamics Corp.	3,736	1,115,981
General Electric Co.	9,603	1,634,431
TransDigm Group, Inc.	863	1,116,912
		3,867,324
Building Products - 0.9%
Builders FirstSource, Inc. (a)	4,718	789,652
Trane Technologies PLC	3,483	1,164,297
		1,953,949
Commercial Services & Supplies - 0.5%
Cintas Corp.	1,567	1,197,094
Construction & Engineering - 0.4%
EMCOR Group, Inc.	2,419	908,189
Electrical Equipment - 0.9%
Eaton Corp. PLC	4,246	1,294,138
Vertiv Holdings Co.	10,090	794,083
		2,088,221
Ground Transportation - 1.7%
Uber Technologies, Inc. (a)	20,490	1,320,990
Union Pacific Corp.	5,981	1,475,692
XPO, Inc. (a)	7,748	890,168
		3,686,850
Machinery - 1.7%
Caterpillar, Inc.	4,575	1,583,865
PACCAR, Inc.	9,693	956,311
Parker Hannifin Corp.	2,047	1,148,695
		3,688,871
Trading Companies & Distributors - 1.5%
Ferguson PLC	4,589	1,021,741
FTAI Aviation Ltd.	10,883	1,212,910
United Rentals, Inc.	1,480	1,120,508
		3,355,159
TOTAL INDUSTRIALS		20,745,657
INFORMATION TECHNOLOGY - 29.6%
Communications Equipment - 1.4%
Arista Networks, Inc. (a)	8,934	3,096,078
IT Services - 1.4%
IBM Corp.	16,451	3,160,895
Semiconductors & Semiconductor Equipment - 12.3%
Advanced Micro Devices, Inc. (a)	21,091	3,047,228
Applied Materials, Inc.	13,998	2,970,376
Broadcom, Inc.	35,780	5,749,130
NVIDIA Corp.	131,778	15,420,662
		27,187,396
Software - 12.7%
Crowdstrike Holdings, Inc. (a)	7,752	1,798,154
Intuit, Inc.	4,563	2,953,858
Microsoft Corp.	37,608	15,733,304
Nutanix, Inc. Class A (a)	34,042	1,719,461
Palantir Technologies, Inc. Class A (a)	99,367	2,671,979
ServiceNow, Inc. (a)	3,844	3,130,515
		28,007,271
Technology Hardware, Storage & Peripherals - 1.8%
Dell Technologies, Inc.	17,789	2,022,254
Super Micro Computer, Inc. (a)	2,910	2,041,802
		4,064,056
TOTAL INFORMATION TECHNOLOGY		65,515,696
MATERIALS - 2.5%
Chemicals - 1.4%
Celanese Corp.	2,177	307,284
Ecolab, Inc.	2,308	532,433
Linde PLC	2,766	1,254,381
RPM International, Inc.	3,074	373,368
Sherwin-Williams Co.	1,922	674,238
		3,141,704
Construction Materials - 0.4%
Martin Marietta Materials, Inc.	731	433,739
Vulcan Materials Co.	1,609	441,687
		875,426
Containers & Packaging - 0.3%
Packaging Corp. of America	1,940	387,748
Smurfit Westrock PLC	6,445	288,994
		676,742
Metals & Mining - 0.4%
Nucor Corp.	2,669	434,887
Steel Dynamics, Inc.	2,744	365,556
		800,443
TOTAL MATERIALS		5,494,315
REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 2.2%
American Tower Corp.	3,442	758,617
Digital Realty Trust, Inc.	3,126	467,306
Equinix, Inc.	772	610,065
Iron Mountain, Inc.	4,557	467,366
Prologis, Inc.	6,453	813,401
Simon Property Group, Inc.	3,211	492,696
Vornado Realty Trust	10,350	310,397
Welltower, Inc.	5,047	561,479
Weyerhaeuser Co.	11,336	360,031
		4,841,358
Real Estate Management & Development - 0.4%
CBRE Group, Inc. (a)	4,210	474,509
CoStar Group, Inc. (a)	4,599	358,814
		833,323
TOTAL REAL ESTATE		5,674,681
UTILITIES - 2.3%
Electric Utilities - 2.0%
Constellation Energy Corp.	3,518	667,716
Duke Energy Corp.	7,348	802,916
NextEra Energy, Inc.	14,703	1,123,162
NRG Energy, Inc.	6,248	469,662
PG&E Corp.	31,871	581,646
Southern Co.	10,012	836,202
		4,481,304
Independent Power and Renewable Electricity Producers - 0.3%
Vistra Corp.	6,418	508,434
TOTAL UTILITIES		4,989,738
TOTAL COMMON STOCKS (Cost $180,068,634)		220,530,308

Money Market Funds - 0.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b) (Cost $244,389)	244,340	244,389

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $180,313,023)	220,774,697
NET OTHER ASSETS (LIABILITIES) - 0.1%	146,535
NET ASSETS - 100.0%	220,921,232

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	14	Sep 2024	389,060	4,666	4,666

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	267,697	6,093,154	6,116,491	19,282	29	-	244,389	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	632,700	21,886,201	22,518,901	716	-	-	-	0.0%
Total	900,397	27,979,355	28,635,392	19,998	29	-	244,389

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	18,563,513	18,563,513	-	-
Consumer Discretionary	22,536,851	22,536,851	-	-
Consumer Staples	12,646,568	12,646,568	-	-
Energy	7,728,174	7,728,174	-	-
Financials	29,612,911	29,612,911	-	-
Health Care	27,022,204	27,022,204	-	-
Industrials	20,745,657	20,745,657	-	-
Information Technology	65,515,696	65,515,696	-	-
Materials	5,494,315	5,494,315	-	-
Real Estate	5,674,681	5,674,681	-	-
Utilities	4,989,738	4,989,738	-	-

Money Market Funds	244,389	244,389	-	-
Total Investments in Securities:	220,774,697	220,774,697	-	-
Derivative Instruments: Assets
Futures Contracts	4,666	4,666	-	-
Total Assets	4,666	4,666	-	-
Total Derivative Instruments:	4,666	4,666	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	4,666	0
Total Equity Risk	4,666	0
Total Value of Derivatives	4,666	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Momentum Factor ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $180,068,634)	$220,530,308
Fidelity Central Funds (cost $244,389)	244,389

Total Investment in Securities (cost $180,313,023)		$220,774,697
Segregated cash with brokers for derivative instruments		42,480
Cash		28,317
Dividends receivable		106,848
Distributions receivable from Fidelity Central Funds		1,959
Receivable for daily variation margin on futures contracts		5,985
Total assets		220,960,286
Liabilities
Accrued management fee	$27,959
Proxy fee payable	11,095
Total liabilities		39,054
Net Assets		$220,921,232
Net Assets consist of:
Paid in capital		$215,576,533
Total accumulated earnings (loss)		5,344,699
Net Assets		$220,921,232
Net Asset Value, offering price and redemption price per share ($220,921,232 ÷ 3,500,000 shares)		$63.12
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$1,636,619
Income from Fidelity Central Funds (including $716 from security lending)		19,998
Total income		1,656,617
Expenses
Management fee	$316,309
Independent trustees' fees and expenses	806
Miscellaneous	11,095
Total expenses before reductions	328,210
Expense reductions	(1,067)
Total expenses after reductions		327,143
Net Investment income (loss)		1,329,474
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(2,742,068)
Redemptions in-kind	26,472,032
Fidelity Central Funds	29
Futures contracts	104,262
Total net realized gain (loss)		23,834,255
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	20,372,073
Futures contracts	(10,318)
Total change in net unrealized appreciation (depreciation)		20,361,755
Net gain (loss)		44,196,010
Net increase (decrease) in net assets resulting from operations		$45,525,484
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,329,474	$1,464,341
Net realized gain (loss)	23,834,255	(2,793,086)
Change in net unrealized appreciation (depreciation)	20,361,755	13,280,212
Net increase (decrease) in net assets resulting from operations	45,525,484	11,951,467
Distributions to shareholders	(1,236,100)	(1,506,200)

Share transactions
Proceeds from sales of shares	146,020,437	52,044,612
Cost of shares redeemed	(122,219,404)	(26,407,433)

Net increase (decrease) in net assets resulting from share transactions	23,801,033	25,637,179
Total increase (decrease) in net assets	68,090,417	36,082,446

Net Assets
Beginning of period	152,830,815	116,748,369
End of period	$220,921,232	$152,830,815

Other Information
Shares
Sold	2,550,000	1,150,000
Redeemed	(2,150,000)	(600,000)
Net increase (decrease)	400,000	550,000

Financial Highlights
Fidelity® Momentum Factor ETF

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$49.30	$45.78	$49.77	$39.26	$35.80
Income from Investment Operations
Net investment income (loss) A,B	.41	.53	.43	.25	.42
Net realized and unrealized gain (loss)	13.80	3.53	(4.01)	10.54	3.47
Total from investment operations	14.21	4.06	(3.58)	10.79	3.89
Distributions from net investment income	(.39)	(.54)	(.41)	(.28)	(.43)
Total distributions	(.39)	(.54)	(.41)	(.28)	(.43)
Net asset value, end of period	$63.12	$49.30	$45.78	$49.77	$39.26
Total Return C,D	28.94%	9.02%	(7.20)%	27.58%	11.06%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.18%	.29%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.18%	.29%	.29%	.29%	.29%
Expenses net of all reductions	.18%	.29%	.29%	.29%	.29%
Net investment income (loss)	.75%	1.19%	.88%	.55%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$220,921	$152,831	$116,748	$156,764	$88,329
Portfolio turnover rate G,H	119%	137%	123%	128%	138%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
BCalculated based on average shares outstanding during the period.
CBased on net asset value.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Quality Factor ETF
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 8.5%
Diversified Telecommunication Services - 1.1%
AT&T, Inc.	279,608	5,382,454
Verizon Communications, Inc.	142,031	5,755,096
		11,137,550
Interactive Media & Services - 6.5%
Alphabet, Inc. Class A	236,144	40,508,142
Meta Platforms, Inc. Class A	50,575	24,014,527
Zoominfo Technologies, Inc. (a)	161,716	1,837,094
		66,359,763
Media - 0.9%
Comcast Corp. Class A	133,017	5,489,612
The Trade Desk, Inc. Class A (a)	45,666	4,104,460
		9,594,072
TOTAL COMMUNICATION SERVICES		87,091,385
CONSUMER DISCRETIONARY - 9.7%
Broadline Retail - 0.9%
eBay, Inc.	168,875	9,391,139
Hotels, Restaurants & Leisure - 4.7%
Airbnb, Inc. Class A (a)	53,814	7,510,282
Booking Holdings, Inc.	2,564	9,525,286
Domino's Pizza, Inc.	15,947	6,836,479
McDonald's Corp.	36,671	9,732,483
Starbucks Corp.	93,623	7,297,913
Yum! Brands, Inc.	56,275	7,475,008
		48,377,451
Specialty Retail - 4.1%
AutoZone, Inc. (a)	2,718	8,517,369
O'Reilly Automotive, Inc. (a)	7,539	8,491,477
The Home Depot, Inc.	38,334	14,113,045
Williams-Sonoma, Inc.	69,684	10,778,721
		41,900,612
TOTAL CONSUMER DISCRETIONARY		99,669,202
CONSUMER STAPLES - 5.4%
Beverages - 1.1%
Monster Beverage Corp. (a)	66,142	3,403,006
The Coca-Cola Co.	124,804	8,329,419
		11,732,425
Food Products - 0.3%
The Hershey Co.	17,491	3,454,123
Household Products - 2.2%
Church & Dwight Co., Inc.	33,161	3,250,110
Colgate-Palmolive Co.	49,821	4,941,745
Kimberly-Clark Corp.	30,044	4,057,442
Procter & Gamble Co.	65,114	10,467,727
		22,717,024
Personal Care Products - 0.6%
BellRing Brands, Inc. (a)	53,596	2,748,403
Kenvue, Inc.	171,992	3,180,132
		5,928,535
Tobacco - 1.2%
Altria Group, Inc.	104,218	5,107,724
Philip Morris International, Inc.	61,811	7,118,155
		12,225,879
TOTAL CONSUMER STAPLES		56,057,986
ENERGY - 3.9%
Oil, Gas & Consumable Fuels - 3.9%
Antero Midstream GP LP	144,652	2,077,203
Cheniere Energy, Inc.	15,135	2,764,256
Chevron Corp.	46,476	7,458,004
ConocoPhillips Co.	38,882	4,323,678
Coterra Energy, Inc.	83,669	2,158,660
EOG Resources, Inc.	26,657	3,380,108
Exxon Mobil Corp.	96,468	11,440,140
Kinder Morgan, Inc.	137,829	2,912,327
Texas Pacific Land Corp. (b)	3,880	3,278,212
		39,792,588
FINANCIALS - 13.0%
Banks - 0.8%
First Citizens Bancshares, Inc.	3,911	8,164,956
Capital Markets - 3.4%
Ameriprise Financial, Inc.	16,126	6,935,309
Blackstone, Inc.	57,952	8,237,877
CME Group, Inc.	33,631	6,514,661
Moody's Corp.	16,662	7,605,870
MSCI, Inc.	10,599	5,731,515
		35,025,232
Consumer Finance - 0.8%
Discover Financial Services	56,050	8,070,640
Financial Services - 6.0%
Berkshire Hathaway, Inc. Class B (a)	50,400	22,100,400
Essent Group Ltd.	100,823	6,335,717
MasterCard, Inc. Class A	28,343	13,142,933
MGIC Investment Corp.	277,969	6,904,750
Visa, Inc. Class A	51,462	13,671,910
		62,155,710
Insurance - 2.0%
Aon PLC	22,145	7,274,854
Arch Capital Group Ltd. (a)	73,734	7,062,243
Kinsale Capital Group, Inc.	14,237	6,507,306
		20,844,403
TOTAL FINANCIALS		134,260,941
HEALTH CARE - 12.0%
Biotechnology - 5.2%
AbbVie, Inc.	76,507	14,178,277
Amgen, Inc.	32,001	10,639,372
Gilead Sciences, Inc.	113,353	8,621,629
Regeneron Pharmaceuticals, Inc. (a)	9,363	10,104,456
Vertex Pharmaceuticals, Inc. (a)	21,095	10,457,213
		54,000,947
Health Care Equipment & Supplies - 0.7%
IDEXX Laboratories, Inc. (a)	14,785	7,039,434
Life Sciences Tools & Services - 1.8%
Medpace Holdings, Inc. (a)	23,898	9,141,463
Mettler-Toledo International, Inc. (a)	6,089	9,261,552
		18,403,015
Pharmaceuticals - 4.3%
Eli Lilly & Co.	26,401	21,233,532
Johnson & Johnson	91,720	14,478,002
Zoetis, Inc. Class A	45,728	8,232,869
		43,944,403
TOTAL HEALTH CARE		123,387,799
INDUSTRIALS - 9.1%
Aerospace & Defense - 1.2%
Lockheed Martin Corp.	12,814	6,944,163
TransDigm Group, Inc.	4,346	5,624,680
		12,568,843
Air Freight & Logistics - 0.4%
Expeditors International of Washington, Inc.	32,083	4,004,600
Building Products - 0.4%
A.O. Smith Corp.	47,798	4,064,742
Commercial Services & Supplies - 1.0%
Cintas Corp.	7,585	5,794,485
Copart, Inc.	90,772	4,750,099
		10,544,584
Electrical Equipment - 0.4%
AMETEK, Inc.	26,365	4,573,800
Ground Transportation - 1.6%
CSX Corp.	138,887	4,874,934
Old Dominion Freight Lines, Inc.	21,975	4,618,706
Union Pacific Corp.	26,649	6,575,108
		16,068,748
Machinery - 1.7%
Caterpillar, Inc.	21,911	7,585,588
Illinois Tool Works, Inc.	19,585	4,842,979
Otis Worldwide Corp.	48,448	4,578,336
		17,006,903
Professional Services - 1.5%
Automatic Data Processing, Inc.	22,827	5,994,827
Paychex, Inc.	36,213	4,635,988
Verisk Analytics, Inc.	17,539	4,590,833
		15,221,648
Trading Companies & Distributors - 0.9%
Fastenal Co.	63,070	4,462,203
W.W. Grainger, Inc.	4,800	4,688,688
		9,150,891
TOTAL INDUSTRIALS		93,204,759
INFORMATION TECHNOLOGY - 31.1%
Communications Equipment - 1.0%
Cisco Systems, Inc.	204,633	9,914,469
IT Services - 0.6%
VeriSign, Inc. (a)	32,792	6,132,432
Semiconductors & Semiconductor Equipment - 12.7%
Applied Materials, Inc.	53,914	11,440,551
Broadcom, Inc.	139,383	22,396,060
KLA Corp.	13,091	10,774,809
Lam Research Corp.	10,103	9,307,288
Microchip Technology, Inc.	83,331	7,398,126
NVIDIA Corp.	591,593	69,228,213
		130,545,047
Software - 9.8%
Adobe, Inc. (a)	18,986	10,473,627
Fair Isaac Corp. (a)	5,500	8,800,000
Microsoft Corp.	163,752	68,505,649
Palo Alto Networks, Inc. (a)	24,492	7,953,287
Qualys, Inc. (a)	33,373	4,977,249
		100,709,812
Technology Hardware, Storage & Peripherals - 7.0%
Apple, Inc.	325,064	72,190,210
TOTAL INFORMATION TECHNOLOGY		319,491,970
MATERIALS - 2.4%
Chemicals - 1.4%
CF Industries Holdings, Inc.	20,451	1,562,252
Ecolab, Inc.	11,465	2,644,861
Linde PLC	12,818	5,812,963
NewMarket Corp.	2,302	1,291,123
Sherwin-Williams Co.	8,846	3,103,177
		14,414,376
Construction Materials - 0.2%
Eagle Materials, Inc.	6,169	1,679,819
Metals & Mining - 0.8%
Alpha Metallurgical Resources (b)	3,378	997,895
Nucor Corp.	11,800	1,922,692
Reliance, Inc.	5,569	1,696,095
Royal Gold, Inc.	12,247	1,691,556
Steel Dynamics, Inc.	13,709	1,826,313
		8,134,551
TOTAL MATERIALS		24,228,746
REAL ESTATE - 2.4%
Equity Real Estate Investment Trusts (REITs) - 2.4%
AvalonBay Communities, Inc.	10,859	2,225,226
Equity Residential (SBI)	30,312	2,110,625
Extra Space Storage, Inc.	13,990	2,233,084
Gaming & Leisure Properties	36,067	1,810,563
Prologis, Inc.	29,395	3,705,240
Public Storage Operating Co.	8,151	2,412,044
Realty Income Corp.	42,424	2,436,410
SBA Communications Corp. Class A	8,335	1,829,866
Simon Property Group, Inc.	16,759	2,571,501
VICI Properties, Inc.	66,605	2,082,072
WP Carey, Inc.	27,132	1,568,501
		24,985,132
UTILITIES - 2.4%
Electric Utilities - 1.2%
NextEra Energy, Inc.	74,596	5,698,388
Otter Tail Corp. (b)	22,233	2,154,822
Southern Co.	50,287	4,199,970
		12,053,180
Gas Utilities - 0.2%
National Fuel Gas Co.	44,155	2,587,041
Independent Power and Renewable Electricity Producers - 0.4%
Vistra Corp.	53,182	4,213,078
Multi-Utilities - 0.6%
Public Service Enterprise Group, Inc.	44,013	3,510,917
WEC Energy Group, Inc.	30,872	2,656,844
		6,167,761
TOTAL UTILITIES		25,021,060
TOTAL COMMON STOCKS (Cost $888,520,747)		1,027,191,568

Money Market Funds - 0.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c)	777,950	778,106
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	3,950,730	3,951,125
TOTAL MONEY MARKET FUNDS (Cost $4,729,231)		4,729,231

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $893,249,978)	1,031,920,799
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(3,369,848)
NET ASSETS - 100.0%	1,028,550,951

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	38	Sep 2024	1,056,020	6,743	6,743

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	508,828	26,588,661	26,319,351	62,235	(32)	-	778,106	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	162,000	55,951,210	52,162,085	6,574	-	-	3,951,125	0.0%
Total	670,828	82,539,871	78,481,436	68,809	(32)	-	4,729,231

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	87,091,385	87,091,385	-	-
Consumer Discretionary	99,669,202	99,669,202	-	-
Consumer Staples	56,057,986	56,057,986	-	-
Energy	39,792,588	39,792,588	-	-
Financials	134,260,941	134,260,941	-	-
Health Care	123,387,799	123,387,799	-	-
Industrials	93,204,759	93,204,759	-	-
Information Technology	319,491,970	319,491,970	-	-
Materials	24,228,746	24,228,746	-	-
Real Estate	24,985,132	24,985,132	-	-
Utilities	25,021,060	25,021,060	-	-

Money Market Funds	4,729,231	4,729,231	-	-
Total Investments in Securities:	1,031,920,799	1,031,920,799	-	-
Derivative Instruments: Assets
Futures Contracts	6,743	6,743	-	-
Total Assets	6,743	6,743	-	-
Total Derivative Instruments:	6,743	6,743	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	6,743	0
Total Equity Risk	6,743	0
Total Value of Derivatives	6,743	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Quality Factor ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value (including securities loaned of $3,947,563) - See accompanying schedule:
Unaffiliated issuers (cost $888,520,747)	$1,027,191,568
Fidelity Central Funds (cost $4,729,231)	4,729,231

Total Investment in Securities (cost $893,249,978)		$1,031,920,799
Segregated cash with brokers for derivative instruments		66,960
Cash		31,433
Dividends receivable		672,321
Distributions receivable from Fidelity Central Funds		4,251
Receivable for daily variation margin on futures contracts		16,245
Other receivables		3,074
Total assets		1,032,715,083
Liabilities
Accrued management fee	$138,871
Other payables and accrued expenses	74,136
Collateral on securities loaned	3,951,125
Total liabilities		4,164,132
Net Assets		$1,028,550,951
Net Assets consist of:
Paid in capital		$920,241,855
Total accumulated earnings (loss)		108,309,096
Net Assets		$1,028,550,951
Net Asset Value, offering price and redemption price per share ($1,028,550,951 ÷ 16,550,000 shares)		$62.15
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$9,158,150
Income from Fidelity Central Funds (including $6,574 from security lending)		68,809
Total income		9,226,959
Expenses
Management fee	$1,048,929
Independent trustees' fees and expenses	2,438
Proxy fee	71,103
Total expenses before reductions	1,122,470
Expense reductions	(885)
Total expenses after reductions		1,121,585
Net Investment income (loss)		8,105,374
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(7,243,632)
Redemptions in-kind	23,453,273
Fidelity Central Funds	(32)
Futures contracts	308,803
Total net realized gain (loss)		16,518,412
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	110,535,520
Futures contracts	(29,836)
Total change in net unrealized appreciation (depreciation)		110,505,684
Net gain (loss)		127,024,096
Net increase (decrease) in net assets resulting from operations		$135,129,470
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,105,374	$4,196,290
Net realized gain (loss)	16,518,412	1,048,219
Change in net unrealized appreciation (depreciation)	110,505,684	25,942,533
Net increase (decrease) in net assets resulting from operations	135,129,470	31,187,042
Distributions to shareholders	(7,699,650)	(4,025,350)

Share transactions
Proceeds from sales of shares	650,190,885	68,034,031
Cost of shares redeemed	(75,912,293)	(35,066,993)

Net increase (decrease) in net assets resulting from share transactions	574,278,592	32,967,038
Total increase (decrease) in net assets	701,708,412	60,128,730

Net Assets
Beginning of period	326,842,539	266,713,809
End of period	$1,028,550,951	$326,842,539

Other Information
Shares
Sold	11,550,000	1,450,000
Redeemed	(1,250,000)	(750,000)
Net increase (decrease)	10,300,000	700,000

Financial Highlights
Fidelity® Quality Factor ETF

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$52.29	$48.06	$51.19	$38.19	$35.28
Income from Investment Operations
Net investment income (loss) A,B	.73	.72	.67	.62	.62
Net realized and unrealized gain (loss)	9.83	4.20	(3.10)	13.00	2.90
Total from investment operations	10.56	4.92	(2.43)	13.62	3.52
Distributions from net investment income	(.70)	(.69)	(.70)	(.62)	(.61)
Total distributions	(.70)	(.69)	(.70)	(.62)	(.61)
Net asset value, end of period	$62.15	$52.29	$48.06	$51.19	$38.19
Total Return C,D	20.34%	10.46%	(4.79)%	36.00%	10.26%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.18%	.29%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.18%	.29%	.29%	.29%	.29%
Expenses net of all reductions	.18%	.29%	.29%	.29%	.29%
Net investment income (loss)	1.30%	1.54%	1.33%	1.39%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$1,028,551	$326,843	$266,714	$245,721	$147,022
Portfolio turnover rate G,H	34%	43%	38%	35%	41%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DBased on net asset value.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GPortfolio turnover rate excludes securities received or delivered in-kind.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® Small-Mid Multifactor ETF
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 0.1%
Cogent Communications Group, Inc.	7,878	556,108
GCI Liberty, Inc. Class A (Escrow) (a)(f)	869	0
		556,108
Entertainment - 0.5%
Playtika Holding Corp.	54,567	416,346
TKO Group Holdings, Inc.	8,482	927,507
Warner Music Group Corp. Class A	19,591	587,926
		1,931,779
Interactive Media & Services - 0.6%
CarGurus, Inc. Class A (b)	21,394	530,999
Match Group, Inc. (b)	28,626	1,091,796
Yelp, Inc. (b)	13,034	474,829
Ziff Davis, Inc. (b)	8,542	408,991
		2,506,615
Media - 1.5%
AMC Networks, Inc. Class A (b)(c)	21,784	242,456
EchoStar Corp. Class A (b)	35,331	709,446
Fox Corp. Class A	37,320	1,419,653
Liberty Broadband Corp. Class C (b)	13,733	925,467
Nexstar Media Group, Inc.	4,306	795,706
Scholastic Corp.	11,404	357,287
Sirius XM Holdings, Inc. (c)	114,614	395,418
TEGNA, Inc.	36,859	587,164
The New York Times Co. Class A	19,073	1,022,122
		6,454,719
Wireless Telecommunication Services - 0.2%
Spok Holdings, Inc.	22,997	352,544
U.S. Cellular Corp. (b)	9,179	493,371
		845,915
TOTAL COMMUNICATION SERVICES		12,295,136
CONSUMER DISCRETIONARY - 13.9%
Automobile Components - 1.5%
Autoliv, Inc.	8,362	845,733
BorgWarner, Inc.	26,434	933,385
Dorman Products, Inc. (b)	6,118	620,182
Gentex Corp.	26,586	825,761
LCI Industries	4,796	559,645
Lear Corp.	6,585	803,633
Mobileye Global, Inc. Class A (b)(c)	18,699	392,679
Patrick Industries, Inc.	4,839	619,682
Phinia, Inc.	14,407	643,993
		6,244,693
Automobiles - 0.4%
Harley-Davidson, Inc.	19,159	718,463
Thor Industries, Inc.	6,700	711,138
Winnebago Industries, Inc. (c)	7,154	447,268
		1,876,869
Broadline Retail - 0.3%
Dillard's, Inc. Class A (c)	1,114	444,029
Ollie's Bargain Outlet Holdings, Inc. (b)	8,982	877,002
		1,321,031
Diversified Consumer Services - 2.1%
Adtalem Global Education, Inc. (b)	10,163	796,881
Bright Horizons Family Solutions, Inc. (b)	7,494	901,154
Duolingo, Inc. (b)	4,422	760,319
Frontdoor, Inc. (b)	15,986	630,808
Graham Holdings Co.	717	555,567
Grand Canyon Education, Inc. (b)	4,691	731,561
H&R Block, Inc.	17,600	1,019,744
Laureate Education, Inc.	35,977	557,644
Perdoceo Education Corp.	23,284	577,210
Service Corp. International	15,491	1,237,886
Strategic Education, Inc.	5,112	538,805
Stride, Inc. (b)	8,469	643,475
		8,951,054
Hotels, Restaurants & Leisure - 1.7%
Boyd Gaming Corp.	10,216	621,848
Choice Hotels International, Inc. (c)	4,562	581,427
Light & Wonder, Inc. Class A (b)	10,585	1,134,712
Texas Roadhouse, Inc.	7,411	1,294,035
Travel+Leisure Co.	13,388	617,053
Vail Resorts, Inc.	4,222	768,446
Wendy's Co.	29,342	496,760
Wingstop, Inc.	3,281	1,226,700
Wyndham Hotels & Resorts, Inc.	10,124	766,589
		7,507,570
Household Durables - 3.7%
Beazer Homes U.S.A., Inc. (b)	12,614	424,713
Cavco Industries, Inc. (b)	1,580	655,100
Century Communities, Inc.	5,699	596,742
Dream Finders Homes, Inc. (b)(c)	11,716	369,640
Ethan Allen Interiors, Inc.	13,101	404,428
Green Brick Partners, Inc. (b)	8,243	602,975
Helen of Troy Ltd. (b)	4,621	273,147
Installed Building Products, Inc.	3,384	914,864
KB Home	11,085	954,197
La-Z-Boy, Inc.	12,739	562,299
Landsea Homes Corp. Class A (b)	27,765	338,178
M/I Homes, Inc. (b)	4,650	775,760
Meritage Homes Corp.	4,850	983,920
Mohawk Industries, Inc. (b)	6,849	1,103,168
Skyline Champion Corp. (b)	8,659	705,795
Taylor Morrison Home Corp. (b)	14,145	948,847
Tempur Sealy International, Inc.	18,978	993,498
Toll Brothers, Inc.	11,027	1,573,663
TopBuild Corp. (b)	3,162	1,513,143
TRI Pointe Homes, Inc. (b)	16,733	757,168
Worthington Enterprises, Inc.	8,023	400,428
		15,851,673
Leisure Products - 0.7%
Acushnet Holdings Corp. (c)	7,462	541,592
Brunswick Corp.	8,932	727,511
Hasbro, Inc.	16,069	1,035,808
Vista Outdoor, Inc. (b)	15,380	624,889
		2,929,800
Specialty Retail - 2.6%
Abercrombie & Fitch Co. Class A (b)	6,797	1,002,422
Academy Sports & Outdoors, Inc.	10,613	573,845
American Eagle Outfitters, Inc.	30,010	661,721
Asbury Automotive Group, Inc. (b)(c)	3,062	824,352
AutoNation, Inc. (b)	4,180	797,210
Dick's Sporting Goods, Inc.	6,604	1,428,775
Group 1 Automotive, Inc.	2,255	824,699
Haverty Furniture Companies, Inc.	10,867	318,077
Lithia Motors, Inc. Class A (sub. vtg.)	3,074	849,438
Murphy U.S.A., Inc.	2,343	1,183,028
Penske Automotive Group, Inc.	3,593	625,577
The Buckle, Inc.	11,135	480,921
Upbound Group, Inc.	13,382	504,903
Urban Outfitters, Inc. (b)	12,709	585,249
Winmark Corp.	1,114	440,743
		11,100,960
Textiles, Apparel & Luxury Goods - 0.9%
Carter's, Inc. (c)	6,936	419,975
G-III Apparel Group Ltd. (b)	13,948	384,546
Kontoor Brands, Inc.	9,275	650,641
Ralph Lauren Corp. Class A	5,149	904,113
Skechers U.S.A., Inc. Class A (sub. vtg.) (b)	14,846	966,920
Steven Madden Ltd.	13,002	589,511
		3,915,706
TOTAL CONSUMER DISCRETIONARY		59,699,356
CONSUMER STAPLES - 3.9%
Beverages - 0.8%
Brown-Forman Corp. Class B (non-vtg.)	18,438	832,660
Coca-Cola Consolidated, Inc.	681	780,351
Molson Coors Beverage Co. Class B	18,066	954,788
National Beverage Corp.	8,311	405,494
The Vita Coco Co., Inc. (b)	17,916	462,949
		3,436,242
Consumer Staples Distribution & Retail - 1.1%
Albertsons Companies, Inc.	43,346	859,551
Andersons, Inc.	8,208	447,582
Casey's General Stores, Inc.	3,799	1,473,404
Ingles Markets, Inc. Class A	4,833	391,715
Sprouts Farmers Market LLC (b)	13,343	1,332,832
		4,505,084
Food Products - 1.0%
Cal-Maine Foods, Inc.	8,567	613,140
Campbell Soup Co.	20,896	979,187
Hormel Foods Corp.	30,727	986,644
Ingredion, Inc.	7,493	931,904
J&J Snack Foods Corp.	3,070	517,909
John B. Sanfilippo & Son, Inc.	3,683	386,236
		4,415,020
Household Products - 0.3%
Central Garden & Pet Co. Class A (non-vtg.)	14,108	484,751
Oil-Dri Corp. of America	5,183	337,413
WD-40 Co.	2,164	566,124
		1,388,288
Personal Care Products - 0.5%
BellRing Brands, Inc. (b)	14,934	765,816
elf Beauty, Inc. (b)	5,865	1,012,182
MediFast, Inc. (c)	6,407	140,506
		1,918,504
Tobacco - 0.2%
Universal Corp.	7,079	378,160
Vector Group Ltd.	39,033	498,842
		877,002
TOTAL CONSUMER STAPLES		16,540,140
ENERGY - 4.5%
Energy Equipment & Services - 0.4%
TechnipFMC PLC	51,332	1,514,294
Oil, Gas & Consumable Fuels - 4.1%
Ardmore Shipping Corp.	27,278	591,387
California Resources Corp.	12,851	661,055
Chesapeake Energy Corp.	13,002	992,443
Chord Energy Corp.	5,499	943,958
CNX Resources Corp. (b)	30,854	816,705
CONSOL Energy, Inc. (b)	6,114	610,238
CVR Energy, Inc.	13,722	392,449
Dorian LPG Ltd.	12,819	523,784
DT Midstream, Inc.	14,244	1,073,428
Gulfport Energy Corp. (b)	3,865	568,967
Hallador Energy Co. (b)	46,683	371,597
HF Sinclair Corp.	17,962	924,504
International Seaways, Inc.	10,224	572,544
Magnolia Oil & Gas Corp. Class A	32,503	885,382
Murphy Oil Corp.	20,595	852,221
Par Pacific Holdings, Inc. (b)	14,564	386,674
PBF Energy, Inc. Class A	15,575	634,681
Peabody Energy Corp.	22,391	497,304
Rex American Resources Corp. (b)	10,508	533,911
Scorpio Tankers, Inc.	9,139	700,779
Southwestern Energy Co. (b)	139,335	898,711
Teekay Corp. (b)	48,697	422,203
Teekay Tankers Ltd.	8,227	538,375
Texas Pacific Land Corp. (c)	2,138	1,806,398
Vitesse Energy, Inc. (c)	20,700	537,372
		17,737,070
TOTAL ENERGY		19,251,364
FINANCIALS - 16.9%
Banks - 5.5%
1st Source Corp.	8,204	521,364
Amalgamated Financial Corp.	15,283	486,152
Axos Financial, Inc. (b)	10,320	753,463
Bancorp, Inc., Delaware (b)	12,315	638,410
Bank OZK	15,967	748,693
Business First Bancshares, Inc.	17,881	454,535
Cathay General Bancorp	14,191	628,945
City Holding Co.	4,627	564,031
Columbia Banking Systems, Inc.	33,566	878,087
Community Trust Bancorp, Inc.	9,915	502,889
Customers Bancorp, Inc. (b)	8,888	573,098
East West Bancorp, Inc.	15,247	1,340,059
First Bancorp, Puerto Rico	34,346	736,722
First Commonwealth Financial Corp.	33,935	613,545
First Financial Corp., Indiana	10,082	453,287
FNB Corp., Pennsylvania	53,172	815,658
Fulton Financial Corp.	34,942	676,827
Hanmi Financial Corp.	24,101	491,660
Independent Bank Corp.	16,024	555,873
International Bancshares Corp.	10,666	719,315
Metropolitan Bank Holding Corp. (b)	8,795	463,760
Midland States Bancorp, Inc.	15,623	370,890
New York Community Bancorp, Inc.	38,120	401,022
OFG Bancorp	13,240	601,361
Old Second Bancorp, Inc.	29,665	501,932
Pathward Financial, Inc.	9,030	609,886
Peoples Bancorp, Inc.	14,933	496,821
Popular, Inc.	9,360	960,617
Preferred Bank, Los Angeles	6,116	526,343
QCR Holdings, Inc.	7,508	573,912
UMB Financial Corp.	7,423	757,294
Valley National Bancorp	70,516	592,334
Webster Financial Corp.	19,858	985,354
Westamerica Bancorp.	9,640	520,174
Wintrust Financial Corp.	8,213	888,647
Zions Bancorporation NA	19,719	1,018,881
		23,421,841
Capital Markets - 3.0%
Affiliated Managers Group, Inc.	4,775	886,336
Artisan Partners Asset Management, Inc. Class A,	13,056	576,553
Evercore, Inc. Class A	4,533	1,135,018
GQG Partners, Inc. CDI	325,951	633,072
Hamilton Lane, Inc. Class A	5,651	815,835
Houlihan Lokey	6,649	999,012
Interactive Brokers Group, Inc.	11,588	1,382,101
Morningstar, Inc.	3,137	996,468
SEI Investments Co.	12,567	852,545
Stifel Financial Corp.	12,248	1,086,030
StoneX Group, Inc. (b)	7,361	613,466
Tradeweb Markets, Inc. Class A	11,945	1,334,018
Victory Capital Holdings, Inc.	13,198	691,443
Virtu Financial, Inc. Class A	28,016	765,397
		12,767,294
Consumer Finance - 1.3%
Ally Financial, Inc.	29,103	1,309,926
Bread Financial Holdings, Inc.	13,448	733,992
Credit Acceptance Corp. (b)	1,066	612,843
Enova International, Inc. (b)	8,729	754,797
FirstCash Holdings, Inc.	5,674	633,218
Navient Corp.	27,833	456,740
OneMain Holdings, Inc.	16,033	837,885
World Acceptance Corp. (b)(c)	2,903	354,514
		5,693,915
Financial Services - 2.6%
Cass Information Systems, Inc. (c)	9,358	401,833
Corebridge Financial, Inc.	32,516	960,848
Enact Holdings, Inc.	14,966	509,293
Essent Group Ltd.	14,145	888,872
EVERTEC, Inc.	13,533	466,483
Federal Agricultural Mortgage Corp. Class C (non-vtg.)	2,578	531,635
Jack Henry & Associates, Inc.	7,337	1,258,149
Jackson Financial, Inc.	12,355	1,087,981
MGIC Investment Corp.	37,838	939,896
Mr. Cooper Group, Inc. (b)	10,087	906,620
NMI Holdings, Inc. Class A (b)	17,193	676,545
Radian Group, Inc.	23,179	859,941
The Western Union Co.	54,326	645,936
Voya Financial, Inc.	12,474	907,234
		11,041,266
Insurance - 4.3%
American Financial Group, Inc.	7,666	1,003,939
Assurant, Inc.	5,856	1,024,039
Axis Capital Holdings Ltd.	11,819	895,289
CNO Financial Group, Inc.	21,393	745,760
Enstar Group Ltd. (b)	2,281	739,956
Erie Indemnity Co. Class A	2,813	1,240,955
Genworth Financial, Inc. Class A (b)	90,351	611,676
Globe Life, Inc.	9,076	841,708
Goosehead Insurance (b)(c)	6,350	573,342
Kinsale Capital Group, Inc.	2,478	1,132,619
Old Republic International Corp.	31,447	1,088,695
Palomar Holdings, Inc. (b)	7,891	726,051
Primerica, Inc.	4,057	1,021,431
Reinsurance Group of America, Inc.	6,784	1,529,317
RenaissanceRe Holdings Ltd.	5,344	1,239,327
RLI Corp.	5,499	828,094
Ryan Specialty Group Holdings, Inc.	15,646	963,637
Selective Insurance Group, Inc.	8,016	724,005
Skyward Specialty Insurance Group, Inc. (b)	14,388	569,333
Unum Group	20,592	1,184,658
		18,683,831
Mortgage Real Estate Investment Trusts - 0.2%
Blackstone Mortgage Trust, Inc. (c)	31,192	556,777
KKR Real Estate Finance Trust, Inc.	34,243	393,110
		949,887
TOTAL FINANCIALS		72,558,034
HEALTH CARE - 13.0%
Biotechnology - 3.8%
ACADIA Pharmaceuticals, Inc. (b)	22,268	423,537
ADMA Biologics, Inc. (b)	82,865	1,017,582
Alkermes PLC (b)	25,232	689,338
Arcellx, Inc. (b)	7,880	487,063
Ardelyx, Inc. (b)	54,960	305,028
Blueprint Medicines Corp. (b)	8,825	955,748
Catalyst Pharmaceutical Partners, Inc. (b)	32,849	566,317
Disc Medicine, Inc. (b)	6,171	266,340
Exact Sciences Corp. (b)	18,438	842,248
Exelixis, Inc. (b)	38,641	906,131
Halozyme Therapeutics, Inc. (b)	19,860	1,097,464
Ideaya Biosciences, Inc. (b)	12,693	546,434
Incyte Corp. (b)	19,250	1,252,598
Ionis Pharmaceuticals, Inc. (b)	17,176	849,525
Ironwood Pharmaceuticals, Inc. Class A (b)	33,959	231,940
Kiniksa Pharmaceuticals Intern (b)(c)	22,063	586,876
Repligen Corp. (b)	5,532	925,780
United Therapeutics Corp. (b)	4,996	1,565,197
Vaxcyte, Inc. (b)	10,905	860,295
Vericel Corp. (b)	11,640	588,053
Viking Therapeutics, Inc. (b)	22,065	1,257,705
		16,221,199
Health Care Equipment & Supplies - 2.7%
Axonics, Inc. (b)	9,210	630,701
Dentsply Sirona, Inc.	25,160	682,842
Globus Medical, Inc. (b)	15,019	1,080,767
Haemonetics Corp. (b)	8,193	737,780
Integer Holdings Corp. (b)	5,837	693,202
Integra LifeSciences Holdings Corp. (b)	13,620	337,912
IRadimed Corp.	8,943	417,728
Lantheus Holdings, Inc. (b)	11,636	1,219,802
LeMaitre Vascular, Inc.	7,546	655,672
LivaNova PLC (b)	11,071	546,907
Merit Medical Systems, Inc. (b)	8,612	734,517
Neogen Corp. (b)(c)	37,385	636,667
Omnicell, Inc. (b)	14,266	416,710
OraSure Technologies, Inc. (b)	53,250	238,560
QuidelOrtho Corp. (b)	8,623	338,798
Semler Scientific, Inc. (b)(c)	8,334	276,272
Teleflex, Inc.	4,763	1,052,242
UFP Technologies, Inc. (b)	2,524	811,693
		11,508,772
Health Care Providers & Services - 3.3%
Addus HomeCare Corp. (b)	5,224	633,985
Amedisys, Inc. (b)	6,128	600,850
AMN Healthcare Services, Inc. (b)	7,385	499,374
Astrana Health, Inc. (b)(c)	13,001	682,032
Chemed Corp.	1,665	949,316
Corvel Corp. (b)	2,118	649,802
Cross Country Healthcare, Inc. (b)	18,802	342,948
DaVita, Inc. (b)	7,017	958,663
Encompass Health Corp.	12,030	1,118,068
HealthEquity, Inc. (b)	10,850	851,508
Henry Schein, Inc. (b)	13,984	1,006,009
National Healthcare Corp.	4,870	663,099
National Research Corp. Class A	10,232	260,814
Option Care Health, Inc. (b)	23,924	710,304
PetIQ, Inc. Class A (b)	21,555	471,623
Premier, Inc. Class A	24,905	522,507
Progyny, Inc. (b)	15,190	428,358
The Ensign Group, Inc.	7,145	1,005,659
U.S. Physical Therapy, Inc.	4,867	474,533
Universal Health Services, Inc. Class B	6,537	1,397,349
		14,226,801
Health Care Technology - 0.3%
Doximity, Inc. (b)	21,399	599,172
HealthStream, Inc.	15,292	454,325
Simulations Plus, Inc.	10,618	433,639
		1,487,136
Life Sciences Tools & Services - 1.2%
Bio-Techne Corp.	16,495	1,345,827
Bruker Corp.	11,562	792,113
Charles River Laboratories International, Inc. (b)	5,274	1,287,383
Medpace Holdings, Inc. (b)	2,879	1,101,275
OmniAb, Inc. (b)	67,605	323,828
Quanterix Corp. (b)	17,919	264,484
		5,114,910
Pharmaceuticals - 1.7%
Amneal Intermediate, Inc. Class A, (b)	72,849	533,983
Amphastar Pharmaceuticals, Inc. (b)	9,318	405,519
ANI Pharmaceuticals, Inc. (b)	7,463	490,468
Collegium Pharmaceutical, Inc. (b)	13,148	507,118
Corcept Therapeutics, Inc. (b)	23,039	890,918
Elanco Animal Health, Inc. (b)	59,129	771,042
Innoviva, Inc. (b)(c)	26,198	493,570
Jazz Pharmaceuticals PLC (b)	7,364	811,881
Prestige Consumer Healthcare, Inc. (b)	9,261	655,771
Royalty Pharma PLC	39,561	1,114,433
Supernus Pharmaceuticals, Inc. (b)	16,800	500,976
		7,175,679
TOTAL HEALTH CARE		55,734,497
INDUSTRIALS - 17.9%
Aerospace & Defense - 1.2%
BWX Technologies, Inc.	10,105	1,005,346
Curtiss-Wright Corp.	4,079	1,202,081
Huntington Ingalls Industries, Inc.	3,936	1,102,001
Moog, Inc. Class A	4,188	821,267
Woodward, Inc.	6,482	1,011,127
		5,141,822
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	12,391	1,103,419
Hub Group, Inc. Class A	11,137	520,877
		1,624,296
Building Products - 2.9%
A.O. Smith Corp.	12,519	1,064,616
AAON, Inc.	8,938	791,281
Advanced Drain Systems, Inc.	7,140	1,264,066
Allegion PLC	8,569	1,172,325
American Woodmark Corp. (b)	4,347	444,046
Armstrong World Industries, Inc.	6,123	804,562
AZZ, Inc.	6,455	516,142
CSW Industrials, Inc.	2,485	806,184
Fortune Brands Innovations, Inc.	12,720	1,027,903
Gibraltar Industries, Inc. (b)	5,726	425,270
Janus International Group, Inc. (b)	27,370	394,675
MasterBrand, Inc. (b)	30,157	544,334
Simpson Manufacturing Co. Ltd.	4,660	895,139
Trex Co., Inc. (b)	11,192	935,987
UFP Industries, Inc.	6,975	920,212
Zurn Elkay Water Solutions Cor	19,884	645,435
		12,652,177
Commercial Services & Supplies - 2.0%
Brady Corp. Class A	8,194	586,772
Clean Harbors, Inc. (b)	5,340	1,274,818
CoreCivic, Inc. (b)	28,680	399,799
Ennis, Inc.	16,830	401,227
HNI Corp.	10,714	588,734
MSA Safety, Inc.	4,426	834,965
RB Global, Inc.	17,603	1,401,727
Steelcase, Inc. Class A	30,147	436,830
Tetra Tech, Inc.	5,621	1,198,622
The Brink's Co.	6,900	758,931
The GEO Group, Inc. (b)	35,094	508,863
		8,391,288
Construction & Engineering - 1.6%
Arcosa, Inc.	7,191	668,116
Argan, Inc.	7,473	589,844
Comfort Systems U.S.A., Inc.	3,872	1,287,130
Construction Partners, Inc. Class A (b)	9,540	616,761
EMCOR Group, Inc.	4,638	1,741,291
IES Holdings, Inc. (b)	4,109	632,663
MYR Group, Inc. (b)	3,205	450,238
Sterling Construction Co., Inc. (b)	6,047	703,629
		6,689,672
Electrical Equipment - 1.0%
Acuity Brands, Inc.	3,444	865,649
Atkore, Inc.	4,700	634,500
EnerSys	5,956	654,743
nVent Electric PLC	16,629	1,207,764
Powell Industries, Inc.	3,233	593,676
Preformed Line Products Co.	2,550	351,569
		4,307,901
Ground Transportation - 0.8%
ArcBest Corp.	4,166	525,124
Knight-Swift Transportation Holdings, Inc.	16,574	902,123
Landstar System, Inc.	4,119	783,640
XPO, Inc. (b)	11,667	1,340,422
		3,551,309
Machinery - 4.1%
AGCO Corp.	6,807	642,717
Alamo Group, Inc.	2,120	408,566
Allison Transmission Holdings, Inc.	11,249	996,549
Crane Co.	5,865	940,863
Donaldson Co., Inc.	13,084	978,945
ESAB Corp.	7,472	759,155
ESCO Technologies, Inc.	4,746	583,568
Federal Signal Corp.	8,159	815,655
Flowserve Corp.	16,643	841,304
Franklin Electric Co., Inc.	5,937	633,003
Gorman-Rupp Co.	10,694	441,769
ITT, Inc.	8,267	1,169,450
Kadant, Inc. (c)	1,864	655,177
Miller Industries, Inc.	8,248	560,369
Mueller Industries, Inc.	14,199	1,007,277
Oshkosh Corp.	7,281	791,081
RBC Bearings, Inc. (b)(c)	3,163	919,927
SPX Technologies, Inc. (b)	6,142	906,191
Standex International Corp.	2,841	530,699
Tennant Co.	4,444	478,574
Terex Corp.	9,527	602,678
Toro Co.	10,554	1,010,334
Watts Water Technologies, Inc. Class A	3,416	708,888
		17,382,739
Marine Transportation - 0.2%
Matson, Inc.	5,219	692,613
Passenger Airlines - 0.1%
SkyWest, Inc. (b)	8,443	674,933
Professional Services - 2.4%
CACI International, Inc. (b)	2,455	1,132,933
CBIZ, Inc. (b)	8,232	571,301
FTI Consulting, Inc. (b)	4,099	893,459
Huron Consulting Group, Inc. (b)	4,218	464,022
ICF International, Inc.	3,348	492,491
Insperity, Inc.	5,159	529,932
KBR, Inc.	15,167	1,009,971
Kelly Services, Inc. Class A (non-vtg.)	16,808	395,492
Kforce, Inc.	5,748	399,314
Maximus, Inc.	8,003	743,399
Parsons Corp. (b)	7,544	689,295
RCM Technologies, Inc. (b)(c)	11,238	218,916
Robert Half, Inc.	11,268	723,293
Science Applications International Corp.	6,075	755,730
TriNet Group, Inc.	4,843	504,883
Verra Mobility Corp. (b)	24,231	730,080
		10,254,511
Trading Companies & Distributors - 1.2%
Applied Industrial Technologies, Inc.	4,422	964,836
Boise Cascade Co.	4,985	708,319
Core & Main, Inc. (b)	19,093	1,020,903
Global Industrial Co.	7,789	271,680
GMS, Inc. (b)	6,396	615,487
McGrath RentCorp.	4,106	450,962
MSC Industrial Direct Co., Inc. Class A	6,250	555,938
Rush Enterprises, Inc. Class A	10,855	553,714
		5,141,839
TOTAL INDUSTRIALS		76,505,100
INFORMATION TECHNOLOGY - 11.5%
Communications Equipment - 0.5%
F5, Inc. (b)	5,788	1,178,668
Juniper Networks, Inc.	30,591	1,152,975
		2,331,643
Electronic Equipment, Instruments & Components - 2.6%
Arrow Electronics, Inc. (b)	6,421	794,213
Avnet, Inc.	12,851	690,870
Badger Meter, Inc.	4,068	838,659
Bel Fuse, Inc. Class B (non-vtg.)	4,892	363,329
Belden, Inc.	6,792	629,550
Daktronics, Inc. (b)	39,759	595,590
ePlus, Inc. (b)	5,676	521,738
Fabrinet (b)	3,885	856,876
Insight Enterprises, Inc. (b)	3,501	785,975
Littelfuse, Inc.	2,944	786,372
OSI Systems, Inc. (b)	3,333	493,217
PC Connection, Inc.	5,200	372,164
Plexus Corp. (b)	4,917	630,212
Sanmina Corp. (b)	8,843	666,143
TD SYNNEX Corp.	6,941	827,159
Vishay Intertechnology, Inc.	22,063	536,352
Vontier Corp.	19,057	747,606
		11,136,025
IT Services - 0.8%
Amdocs Ltd.	11,519	1,007,567
ASGN, Inc. (b)	6,549	619,994
DXC Technology Co. (b)	26,919	547,532
Hackett Group, Inc.	14,349	391,441
Kyndryl Holdings, Inc. (b)	30,125	809,459
		3,375,993
Semiconductors & Semiconductor Equipment - 1.8%
Amkor Technology, Inc.	16,303	532,456
Axcelis Technologies, Inc. (b)	4,532	572,618
Cirrus Logic, Inc. (b)	7,566	987,212
Diodes, Inc. (b)	7,490	585,718
FormFactor, Inc. (b)	12,847	688,085
Onto Innovation, Inc. (b)	5,259	1,006,047
Photronics, Inc. (b)	13,924	353,809
Qorvo, Inc. (b)	9,625	1,153,075
Rambus, Inc. (b)	11,834	608,741
Universal Display Corp.	4,778	1,063,678
		7,551,439
Software - 5.4%
ACI Worldwide, Inc. (b)	17,442	754,018
Alarm.com Holdings, Inc. (b)	8,219	579,850
Altair Engineering, Inc. Class A (b)	7,231	638,931
AppFolio, Inc. Class A, (b)	2,700	597,996
AppLovin Corp. Class A, (b)	16,240	1,252,104
Aspen Technology, Inc. (b)	3,446	647,676
Bentley Systems, Inc. Class B	21,983	1,071,451
Blackbaud, Inc. (b)	6,526	518,034
BlackLine, Inc. (b)	8,384	398,408
Box, Inc. Class A (b)	21,192	595,919
CCC Intelligent Solutions Holdings, Inc. Class A (b)	43,523	446,546
Clearwater Analytics Holdings, Inc. (b)	24,065	470,471
CommVault Systems, Inc. (b)	6,197	947,211
DocuSign, Inc. (b)	19,345	1,073,261
Dolby Laboratories, Inc. Class A	7,607	599,127
DoubleVerify Holdings, Inc. (b)	16,931	357,583
Dropbox, Inc. Class A (b)	27,063	647,347
Elastic NV (b)	8,151	893,920
Five9, Inc. (b)	8,931	397,876
Freshworks, Inc. (b)	24,580	307,250
Guidewire Software, Inc. (b)	8,353	1,253,535
Informatica, Inc. (b)	12,112	289,961
InterDigital, Inc. (c)	4,596	564,205
Liveramp Holdings, Inc. (b)	11,814	357,728
Mitek Systems, Inc. (b)(c)	25,332	337,169
nCino, Inc. (b)	13,614	445,995
Procore Technologies, Inc. (b)	10,256	728,484
Progress Software Corp.	8,052	470,237
Qualys, Inc. (b)	4,129	615,799
Samsara, Inc. (b)	20,619	789,295
Smartsheet, Inc. (b)	16,004	767,552
SolarWinds, Inc.	27,132	323,685
SPS Commerce, Inc. (b)	4,176	899,594
Tenable Holdings, Inc. (b)	14,290	656,197
Teradata Corp. (b)	12,942	419,580
UiPath, Inc. Class A (b)	41,312	502,767
Varonis Systems, Inc. (b)	14,042	774,135
		23,390,897
Technology Hardware, Storage & Peripherals - 0.4%
Pure Storage, Inc. Class A (b)	27,920	1,673,246
TOTAL INFORMATION TECHNOLOGY		49,459,243
MATERIALS - 5.7%
Chemicals - 1.9%
Axalta Coating Systems Ltd. (b)	23,640	842,766
Balchem Corp.	4,179	741,605
Eastman Chemical Co.	11,531	1,191,498
Element Solutions, Inc.	27,732	747,377
H.B. Fuller Co.	7,303	629,519
Hawkins, Inc.	5,751	597,529
Innospec, Inc.	4,075	534,396
Minerals Technologies, Inc.	6,408	502,259
NewMarket Corp.	946	530,583
Orion SA	16,092	396,185
The Mosaic Co.	31,829	947,549
Westlake Corp.	4,168	616,280
		8,277,546
Construction Materials - 0.5%
Eagle Materials, Inc.	3,624	986,815
Summit Materials, Inc. (b)	15,663	654,400
United States Lime & Minerals, Inc.	6,129	521,271
		2,162,486
Containers & Packaging - 1.7%
Aptargroup, Inc.	6,748	991,821
Berry Global Group, Inc.	12,447	818,017
Crown Holdings, Inc.	11,559	1,025,283
Graphic Packaging Holding Co.	32,150	967,715
Greif, Inc. Class A	6,075	405,081
International Paper Co.	32,430	1,507,346
Smurfit Westrock PLC	24,974	1,119,834
Sonoco Products Co.	11,582	624,501
		7,459,598
Metals & Mining - 1.3%
Alpha Metallurgical Resources	1,503	444,001
Arch Resources, Inc. Class A,	2,838	415,909
Commercial Metals Co.	13,502	811,470
Materion Corp.	3,710	446,795
Royal Gold, Inc.	6,957	960,901
SunCoke Energy, Inc.	31,478	368,293
United States Steel Corp.	21,633	888,900
Warrior Metropolitan Coal, Inc.	7,895	545,623
Worthington Steel, Inc.	10,977	437,653
		5,319,545
Paper & Forest Products - 0.3%
Clearwater Paper Corp. (b)	9,391	520,919
Sylvamo Corp.	8,313	612,751
		1,133,670
TOTAL MATERIALS		24,352,845
REAL ESTATE - 6.7%
Equity Real Estate Investment Trusts (REITs) - 6.2%
American Homes 4 Rent Class A	32,293	1,165,454
Brandywine Realty Trust (SBI)	85,691	431,883
Brixmor Property Group, Inc.	36,466	928,789
Broadstone Net Lease, Inc.	34,043	592,689
BXP, Inc.	15,231	1,086,123
CareTrust (REIT), Inc.	24,206	652,594
COPT Defense Properties (SBI)	22,273	645,249
Cousins Properties, Inc.	25,540	702,605
CubeSmart	23,607	1,123,221
Douglas Emmett, Inc.	36,459	586,625
Easterly Government Properties, Inc.	34,390	479,053
EastGroup Properties, Inc.	5,154	963,746
EPR Properties	13,398	602,910
Equity Commonwealth (b)	25,871	526,992
Essential Properties Realty Trust, Inc.	24,616	728,387
Federal Realty Investment Trust (SBI)	8,536	953,044
First Industrial Realty Trust, Inc.	15,680	858,010
Highwoods Properties, Inc. (SBI)	21,883	677,717
Kilroy Realty Corp.	16,834	622,353
Kite Realty Group Trust	31,261	770,896
Lamar Advertising Co. Class A	9,369	1,122,968
LTC Properties, Inc.	14,116	504,082
Medical Properties Trust, Inc. (c)	139,608	671,514
National Health Investors, Inc.	9,270	693,952
Net Lease Office Properties	13,976	412,432
NNN (REIT), Inc.	21,549	967,335
Omega Healthcare Investors, Inc.	28,524	1,038,274
Orion Office (REIT), Inc.	66,478	269,236
Piedmont Office Realty Trust, Inc. Class A	56,050	484,833
Regency Centers Corp.	17,068	1,149,359
STAG Industrial, Inc.	21,989	897,371
Tanger, Inc.	19,693	569,128
Terreno Realty Corp.	11,381	778,574
UDR, Inc.	30,670	1,228,947
Vornado Realty Trust	23,350	700,267
		26,586,612
Real Estate Management & Development - 0.5%
Forestar Group, Inc. (b)	11,239	355,490
Jones Lang LaSalle, Inc. (b)	5,133	1,287,870
The RMR Group, Inc. Class A	13,303	345,080
		1,988,440
TOTAL REAL ESTATE		28,575,052
UTILITIES - 2.9%
Electric Utilities - 1.7%
Allete, Inc.	9,459	610,106
Evergy, Inc.	22,416	1,300,128
Genie Energy Ltd. Class B	18,347	311,165
Hawaiian Electric Industries, Inc. (c)	31,631	523,809
IDACORP, Inc.	6,986	682,882
MGE Energy, Inc. (c)	7,428	652,476
OGE Energy Corp.	23,651	916,949
Otter Tail Corp.	6,348	615,248
Pinnacle West Capital Corp.	12,550	1,074,155
Portland General Electric Co.	14,818	702,077
		7,388,995
Gas Utilities - 0.3%
National Fuel Gas Co.	13,309	779,774
ONE Gas, Inc.	9,086	632,658
		1,412,432
Independent Power and Renewable Electricity Producers - 0.2%
Clearway Energy, Inc. Class C	21,010	560,547
Multi-Utilities - 0.6%
Avista Corp.	14,848	581,745
Black Hills Corp.	10,885	642,759
NiSource, Inc.	41,511	1,297,219
		2,521,723
Water Utilities - 0.1%
Consolidated Water Co., Inc.	11,286	327,971
TOTAL UTILITIES		12,211,668
TOTAL COMMON STOCKS (Cost $389,250,655)		427,182,435

Money Market Funds - 2.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (d)	654,672	654,803
Fidelity Securities Lending Cash Central Fund 5.39% (d)(e)	11,018,606	11,019,708
TOTAL MONEY MARKET FUNDS (Cost $11,674,511)		11,674,511

TOTAL INVESTMENT IN SECURITIES - 102.5% (Cost $400,925,166)	438,856,946
NET OTHER ASSETS (LIABILITIES) - (2.5)%	(10,721,457)
NET ASSETS - 100.0%	428,135,489

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	6	Sep 2024	681,900	39,988	39,988

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Level 3 security
(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.
(f)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
GCI Liberty, Inc. Class A (Escrow)	5/23/23	0

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	217,417	10,147,423	9,710,031	11,182	(6)	-	654,803	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	4,432,050	37,634,171	31,046,513	55,277	-	-	11,019,708	0.1%
Total	4,649,467	47,781,594	40,756,544	66,459	(6)	-	11,674,511

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	12,295,136	12,295,136	-	-
Consumer Discretionary	59,699,356	59,699,356	-	-
Consumer Staples	16,540,140	16,540,140	-	-
Energy	19,251,364	19,251,364	-	-
Financials	72,558,034	72,558,034	-	-
Health Care	55,734,497	55,734,497	-	-
Industrials	76,505,100	76,505,100	-	-
Information Technology	49,459,243	49,459,243	-	-
Materials	24,352,845	24,352,845	-	-
Real Estate	28,575,052	28,575,052	-	-
Utilities	12,211,668	12,211,668	-	-

Money Market Funds	11,674,511	11,674,511	-	-
Total Investments in Securities:	438,856,946	438,856,946	-	-
Derivative Instruments: Assets
Futures Contracts	39,988	39,988	-	-
Total Assets	39,988	39,988	-	-
Total Derivative Instruments:	39,988	39,988	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	39,988	0
Total Equity Risk	39,988	0
Total Value of Derivatives	39,988	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Small-Mid Multifactor ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value (including securities loaned of $10,754,177) - See accompanying schedule:
Unaffiliated issuers (cost $389,250,655)	$427,182,435
Fidelity Central Funds (cost $11,674,511)	11,674,511

Total Investment in Securities (cost $400,925,166)		$438,856,946
Segregated cash with brokers for derivative instruments		65,000
Cash		15
Foreign currency held at value (cost $924)		918
Receivable for fund shares sold		16,309,920
Dividends receivable		106,844
Distributions receivable from Fidelity Central Funds		32,297
Receivable for daily variation margin on futures contracts		6,006
Other receivables		2,901
Total assets		455,380,847
Liabilities
Payable for investments purchased	$16,151,585
Accrued management fee	50,004
Other payables and accrued expenses	24,061
Collateral on securities loaned	11,019,708
Total liabilities		27,245,358
Net Assets		$428,135,489
Net Assets consist of:
Paid in capital		$406,165,538
Total accumulated earnings (loss)		21,969,951
Net Assets		$428,135,489
Net Asset Value, offering price and redemption price per share ($428,135,489 ÷ 10,500,000 shares)		$40.77
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$3,108,173
Income from Fidelity Central Funds (including $55,277 from security lending)		66,459
Total income		3,174,632
Expenses
Management fee	$339,784
Independent trustees' fees and expenses	781
Proxy fee	24,059
Total expenses before reductions	364,624
Expense reductions	(1,351)
Total expenses after reductions		363,273
Net Investment income (loss)		2,811,359
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(7,594,404)
Redemptions in-kind	22,038,945
Fidelity Central Funds	(6)
Foreign currency transactions	(173)
Futures contracts	(32,969)
Total net realized gain (loss)		14,411,393
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	29,616,468
Assets and liabilities in foreign currencies	17
Futures contracts	27,036
Total change in net unrealized appreciation (depreciation)		29,643,521
Net gain (loss)		44,054,914
Net increase (decrease) in net assets resulting from operations		$46,866,273
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,811,359	$1,537,092
Net realized gain (loss)	14,411,393	(2,572,384)
Change in net unrealized appreciation (depreciation)	29,643,521	10,094,272
Net increase (decrease) in net assets resulting from operations	46,866,273	9,058,980
Distributions to shareholders	(2,726,100)	(1,518,700)

Share transactions
Proceeds from sales of shares	361,178,492	48,425,159
Cost of shares redeemed	(102,159,372)	(2,938,248)

Net increase (decrease) in net assets resulting from share transactions	259,019,120	45,486,911
Total increase (decrease) in net assets	303,159,293	53,027,191

Net Assets
Beginning of period	124,976,196	71,949,005
End of period	$428,135,489	$124,976,196

Other Information
Shares
Sold	9,700,000	1,500,000
Redeemed	(2,800,000)	(100,000)
Net increase (decrease)	6,900,000	1,400,000

Financial Highlights
Fidelity® Small-Mid Multifactor ETF

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$34.72	$32.70	$33.97	$23.90	$25.50
Income from Investment Operations
Net investment income (loss) A,B	.51	.53	.45	.38	.31
Net realized and unrealized gain (loss)	6.04	2.01	(1.26)	10.11	(1.58)
Total from investment operations	6.55	2.54	(.81)	10.49	(1.27)
Distributions from net investment income	(.50)	(.52)	(.46)	(.42)	(.33)
Total distributions	(.50)	(.52)	(.46)	(.42)	(.33)
Net asset value, end of period	$40.77	$34.72	$32.70	$33.97	$23.90
Total Return C,D	19.10%	7.92%	(2.35)%	44.21%	(4.90)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.18%	.29%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.18%	.29%	.29%	.29%	.29%
Expenses net of all reductions	.18%	.29%	.29%	.29%	.29%
Net investment income (loss)	1.41%	1.65%	1.35%	1.23%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$428,135	$124,976	$71,949	$67,939	$19,117
Portfolio turnover rate G,H	50%	65%	60%	61%	52%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DBased on net asset value.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GPortfolio turnover rate excludes securities received or delivered in-kind.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® Stocks for Inflation ETF
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 0.4%
AT&T, Inc.	15,859	305,286
Verizon Communications, Inc.	8,383	339,679
		644,965
Entertainment - 0.4%
Electronic Arts, Inc.	1,116	168,449
Netflix, Inc. (a)	799	502,052
		670,501
Interactive Media & Services - 2.4%
Alphabet, Inc. Class A	16,032	2,750,129
Meta Platforms, Inc. Class A	3,366	1,598,278
		4,348,407
Media - 0.2%
Comcast Corp. Class A	7,887	325,496
The New York Times Co. Class A	2,393	128,241
		453,737
TOTAL COMMUNICATION SERVICES		6,117,610
CONSUMER DISCRETIONARY - 5.9%
Diversified Consumer Services - 0.6%
H&R Block, Inc.	17,285	1,001,493
Hotels, Restaurants & Leisure - 1.6%
Airbnb, Inc. Class A (a)	6,165	860,387
Booking Holdings, Inc.	284	1,055,063
Royal Caribbean Cruises Ltd.	6,640	1,040,621
		2,956,071
Household Durables - 3.0%
KB Home	13,122	1,129,542
Meritage Homes Corp.	5,211	1,057,156
PulteGroup, Inc.	7,783	1,027,356
Taylor Morrison Home Corp. (a)	15,131	1,014,987
Toll Brothers, Inc.	8,009	1,142,964
		5,372,005
Specialty Retail - 0.7%
Williams-Sonoma, Inc.	8,248	1,275,801
TOTAL CONSUMER DISCRETIONARY		10,605,370
CONSUMER STAPLES - 10.4%
Beverages - 1.8%
Coca-Cola Consolidated, Inc.	2,819	3,230,264
Household Products - 5.5%
Colgate-Palmolive Co.	32,102	3,184,197
Kimberly-Clark Corp.	21,579	2,914,244
Procter & Gamble Co.	23,976	3,854,382
		9,952,823
Personal Care Products - 1.3%
BellRing Brands, Inc. (a)	45,116	2,313,548
Tobacco - 1.8%
Altria Group, Inc.	66,498	3,259,067
TOTAL CONSUMER STAPLES		18,755,702
ENERGY - 8.3%
Oil, Gas & Consumable Fuels - 8.3%
Cheniere Energy, Inc.	21,479	3,922,925
Chord Energy Corp.	22,087	3,791,454
Marathon Petroleum Corp.	21,409	3,789,821
Southwestern Energy Co. (a)	526,589	3,396,499
		14,900,699
FINANCIALS - 8.4%
Banks - 0.6%
First Citizens Bancshares, Inc.	516	1,077,248
Consumer Finance - 1.7%
Capital One Financial Corp.	6,232	943,525
Discover Financial Services	7,371	1,061,350
Synchrony Financial	19,753	1,003,255
		3,008,130
Financial Services - 5.2%
Berkshire Hathaway, Inc. Class B (a)	5,819	2,551,632
Essent Group Ltd.	13,439	844,507
MasterCard, Inc. Class A	3,370	1,562,703
MGIC Investment Corp.	37,060	920,570
Mr. Cooper Group, Inc. (a)	11,020	990,478
Radian Group, Inc.	25,146	932,917
Visa, Inc. Class A	6,075	1,613,945
		9,416,752
Insurance - 0.9%
Arch Capital Group Ltd. (a)	9,676	926,767
Everest Re Group Ltd.	2,018	792,812
		1,719,579
TOTAL FINANCIALS		15,221,709
HEALTH CARE - 17.2%
Biotechnology - 7.6%
AbbVie, Inc.	17,304	3,206,777
Amgen, Inc.	7,634	2,538,076
Regeneron Pharmaceuticals, Inc. (a)	2,330	2,514,513
United Therapeutics Corp. (a)	8,853	2,773,556
Vertex Pharmaceuticals, Inc. (a)	5,217	2,586,171
		13,619,093
Health Care Providers & Services - 5.7%
Cardinal Health, Inc.	18,711	1,886,630
Centene Corp. (a)	26,774	2,059,456
Humana, Inc.	5,420	1,959,926
McKesson Corp.	4,200	2,591,484
Molina Healthcare, Inc. (a)	5,486	1,872,207
		10,369,703
Life Sciences Tools & Services - 1.4%
Medpace Holdings, Inc. (a)	6,440	2,463,429
Pharmaceuticals - 2.5%
Eli Lilly & Co.	5,599	4,503,108
TOTAL HEALTH CARE		30,955,333
INDUSTRIALS - 4.4%
Building Products - 1.3%
Builders FirstSource, Inc. (a)	3,969	664,292
Owens Corning	4,476	834,237
UFP Industries, Inc.	5,899	778,255
		2,276,784
Electrical Equipment - 0.3%
Atkore, Inc.	4,623	624,105
Machinery - 1.5%
Allison Transmission Holdings, Inc.	11,118	984,944
Mueller Industries, Inc.	13,811	979,752
PACCAR, Inc.	7,469	736,892
		2,701,588
Professional Services - 0.9%
Automatic Data Processing, Inc.	3,406	894,484
Paychex, Inc.	6,098	780,666
		1,675,150
Trading Companies & Distributors - 0.4%
Boise Cascade Co.	4,918	698,799
TOTAL INDUSTRIALS		7,976,426
INFORMATION TECHNOLOGY - 25.0%
Communications Equipment - 0.8%
Arista Networks, Inc. (a)	1,860	644,583
Cisco Systems, Inc.	17,566	851,073
		1,495,656
IT Services - 1.3%
Accenture PLC Class A	2,604	860,934
Akamai Technologies, Inc. (a)	2,845	279,607
Cognizant Technology Solutions Corp. Class A	5,289	400,272
IBM Corp.	4,216	810,062
		2,350,875
Semiconductors & Semiconductor Equipment - 8.3%
Applied Materials, Inc.	4,189	888,906
Broadcom, Inc.	15,057	2,419,359
KLA Corp.	889	731,709
Lam Research Corp.	737	678,954
NVIDIA Corp.	75,421	8,825,765
Qualcomm, Inc.	5,308	960,483
Skyworks Solutions, Inc.	3,370	382,899
		14,888,075
Software - 9.0%
Adobe, Inc. (a)	1,780	981,937
AppLovin Corp. Class A, (a)	7,696	593,362
Cadence Design Systems, Inc. (a)	1,812	485,000
Crowdstrike Holdings, Inc. (a)	1,649	382,502
Dropbox, Inc. Class A (a)	10,012	239,487
Fair Isaac Corp. (a)	312	499,200
Manhattan Associates, Inc. (a)	1,382	352,935
Microsoft Corp.	22,005	9,205,792
Palantir Technologies, Inc. Class A (a)	23,884	642,241
Palo Alto Networks, Inc. (a)	1,771	575,097
Qualys, Inc. (a)	1,680	250,555
Salesforce, Inc.	3,840	993,792
ServiceNow, Inc. (a)	975	794,030
Zoom Video Communications, Inc. Class A (a)	5,356	323,502
		16,319,432
Technology Hardware, Storage & Peripherals - 5.6%
Apple, Inc.	43,429	9,644,709
Dell Technologies, Inc.	4,226	480,412
		10,125,121
TOTAL INFORMATION TECHNOLOGY		45,179,159
MATERIALS - 5.7%
Chemicals - 2.2%
CF Industries Holdings, Inc.	51,030	3,898,182
Metals & Mining - 3.5%
Alpha Metallurgical Resources	9,550	2,821,166
Nucor Corp.	21,701	3,535,961
		6,357,127
TOTAL MATERIALS		10,255,309
REAL ESTATE - 5.5%
Equity Real Estate Investment Trusts (REITs) - 5.5%
Omega Healthcare Investors, Inc.	97,380	3,544,632
Public Storage Operating Co.	10,495	3,105,680
Simon Property Group, Inc.	21,570	3,309,701
		9,960,013
UTILITIES - 5.6%
Gas Utilities - 2.2%
National Fuel Gas Co.	68,542	4,015,876
Independent Power and Renewable Electricity Producers - 3.4%
Vistra Corp.	76,073	6,026,503
TOTAL UTILITIES		10,042,379
TOTAL COMMON STOCKS (Cost $146,051,639)		179,969,709

Money Market Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b) (Cost $286,511)	286,454	286,511

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $146,338,150)	180,256,220
NET OTHER ASSETS (LIABILITIES) - 0.0%	(9,065)
NET ASSETS - 100.0%	180,247,155

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	1	Sep 2024	277,900	2,720	2,720

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	107,212	15,255,833	15,076,535	9,947	1	-	286,511	0.0%
Total	107,212	15,255,833	15,076,535	9,947	1	-	286,511

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	6,117,610	6,117,610	-	-
Consumer Discretionary	10,605,370	10,605,370	-	-
Consumer Staples	18,755,702	18,755,702	-	-
Energy	14,900,699	14,900,699	-	-
Financials	15,221,709	15,221,709	-	-
Health Care	30,955,333	30,955,333	-	-
Industrials	7,976,426	7,976,426	-	-
Information Technology	45,179,159	45,179,159	-	-
Materials	10,255,309	10,255,309	-	-
Real Estate	9,960,013	9,960,013	-	-
Utilities	10,042,379	10,042,379	-	-

Money Market Funds	286,511	286,511	-	-
Total Investments in Securities:	180,256,220	180,256,220	-	-
Derivative Instruments: Assets
Futures Contracts	2,720	2,720	-	-
Total Assets	2,720	2,720	-	-
Total Derivative Instruments:	2,720	2,720	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	2,720	0
Total Equity Risk	2,720	0
Total Value of Derivatives	2,720	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Stocks for Inflation ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $146,051,639)	$179,969,709
Fidelity Central Funds (cost $286,511)	286,511

Total Investment in Securities (cost $146,338,150)		$180,256,220
Segregated cash with brokers for derivative instruments		33,600
Cash		4,553
Dividends receivable		101,764
Distributions receivable from Fidelity Central Funds		1,022
Receivable for daily variation margin on futures contracts		4,275
Total assets		180,401,434
Liabilities
Payable for investments purchased	$120,946
Accrued management fee	21,935
Proxy fee payable	11,398
Total liabilities		154,279
Net Assets		$180,247,155
Net Assets consist of:
Paid in capital		$167,210,071
Total accumulated earnings (loss)		13,037,084
Net Assets		$180,247,155
Net Asset Value, offering price and redemption price per share ($180,247,155 ÷ 4,350,000 shares)		$41.44
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$2,572,108
Income from Fidelity Central Funds		9,947
Total income		2,582,055
Expenses
Management fee	$263,531
Independent trustees' fees and expenses	708
Miscellaneous	11,398
Total expenses before reductions	275,637
Expense reductions	(401)
Total expenses after reductions		275,236
Net Investment income (loss)		2,306,819
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(138,355)
Redemptions in-kind	1,587,317
Fidelity Central Funds	1
Futures contracts	46,270
Total net realized gain (loss)		1,495,233
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	28,532,674
Futures contracts	(10,540)
Total change in net unrealized appreciation (depreciation)		28,522,134
Net gain (loss)		30,017,367
Net increase (decrease) in net assets resulting from operations		$32,324,186
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,306,819	$4,059,664
Net realized gain (loss)	1,495,233	(11,942,083)
Change in net unrealized appreciation (depreciation)	28,522,134	19,422,908
Net increase (decrease) in net assets resulting from operations	32,324,186	11,540,489
Distributions to shareholders	(2,269,650)	(4,166,950)

Share transactions
Proceeds from sales of shares	25,928,474	7,889,065
Cost of shares redeemed	(23,234,693)	(128,142,495)

Net increase (decrease) in net assets resulting from share transactions	2,693,781	(120,253,430)
Total increase (decrease) in net assets	32,748,317	(112,879,891)

Net Assets
Beginning of period	147,498,838	260,378,729
End of period	$180,247,155	$147,498,838

Other Information
Shares
Sold	650,000	250,000
Redeemed	(700,000)	(4,050,000)
Net increase (decrease)	(50,000)	(3,800,000)

Financial Highlights
Fidelity® Stocks for Inflation ETF

Years ended July 31,	2024	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$33.52	$31.75	$30.72	$24.07	$24.94
Income from Investment Operations
Net investment income (loss) B,C	.58	.61	.54	.39	.38
Net realized and unrealized gain (loss)	7.92	1.80	1.00	7.08	(.90)
Total from investment operations	8.50	2.41	1.54	7.47	(.52)
Distributions from net investment income	(.58)	(.64)	(.51)	(.82)	(.35)
Total distributions	(.58)	(.64)	(.51)	(.82)	(.35)
Net asset value, end of period	$41.44	$33.52	$31.75	$30.72	$24.07
Total Return D,E,F	25.59%	7.77%	5.03%	31.78%	(1.88)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.19%	.29%	.29%	.29%	.29% I,J
Expenses net of fee waivers, if any	.19%	.29%	.29%	.29%	.29% I,J
Expenses net of all reductions	.19%	.29%	.29%	.29%	.29% I,J
Net investment income (loss)	1.60%	1.95%	1.68%	1.34%	2.16% I,J
Supplemental Data
Net assets, end of period (000 omitted)	$180,247	$147,499	$260,379	$46,083	$3,610
Portfolio turnover rate K,L	76%	105%	76%	52%	65% M

AFor the period November 5, 2019 (commencement of operations) through July 31, 2020.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FBased on net asset value.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JProxy expenses are not annualized.
KPortfolio turnover rate excludes securities received or delivered in-kind.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
MAmount not annualized.
Fidelity® U.S. Multifactor ETF
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 8.4%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	30,387	584,950
Verizon Communications, Inc.	15,627	633,206
		1,218,156
Entertainment - 0.3%
Electronic Arts, Inc.	2,360	356,218
Interactive Media & Services - 6.1%
Alphabet, Inc. Class A	27,317	4,685,958
Meta Platforms, Inc. Class A	5,807	2,757,338
		7,443,296
Media - 1.0%
Comcast Corp. Class A	14,657	604,894
Fox Corp. Class A	8,485	322,769
The New York Times Co. Class A	5,420	290,458
		1,218,121
TOTAL COMMUNICATION SERVICES		10,235,791
CONSUMER DISCRETIONARY - 10.0%
Hotels, Restaurants & Leisure - 2.0%
Booking Holdings, Inc.	331	1,229,668
McDonald's Corp.	4,682	1,242,603
		2,472,271
Household Durables - 4.7%
Lennar Corp. Class A	6,401	1,132,529
Meritage Homes Corp.	5,888	1,194,499
NVR, Inc. (a)	129	1,110,365
PulteGroup, Inc.	8,855	1,168,860
Taylor Morrison Home Corp. (a)	17,113	1,147,940
		5,754,193
Specialty Retail - 3.3%
AutoZone, Inc. (a)	358	1,121,861
O'Reilly Automotive, Inc. (a)	993	1,118,456
The Home Depot, Inc.	4,810	1,770,850
		4,011,167
TOTAL CONSUMER DISCRETIONARY		12,237,631
CONSUMER STAPLES - 5.6%
Household Products - 3.0%
Colgate-Palmolive Co.	10,745	1,065,797
Kimberly-Clark Corp.	6,943	937,652
Procter & Gamble Co.	10,272	1,651,327
		3,654,776
Personal Care Products - 0.6%
BellRing Brands, Inc. (a)	13,778	706,536
Tobacco - 2.0%
Altria Group, Inc.	22,341	1,094,932
Philip Morris International, Inc.	11,767	1,355,088
		2,450,020
TOTAL CONSUMER STAPLES		6,811,332
ENERGY - 3.7%
Oil, Gas & Consumable Fuels - 3.7%
Cheniere Energy, Inc.	6,352	1,160,129
Chord Energy Corp.	6,250	1,072,875
Coterra Energy, Inc.	40,110	1,034,838
Valero Energy Corp.	7,620	1,232,306
		4,500,148
FINANCIALS - 13.2%
Banks - 1.1%
First Citizens Bancshares, Inc.	633	1,321,508
Capital Markets - 1.6%
Cboe Global Markets, Inc.	5,121	939,755
CME Group, Inc.	5,215	1,010,198
		1,949,953
Consumer Finance - 1.0%
Synchrony Financial	24,294	1,233,892
Financial Services - 5.7%
Essent Group Ltd.	16,588	1,042,390
MasterCard, Inc. Class A	3,886	1,801,977
MGIC Investment Corp.	45,755	1,136,554
Radian Group, Inc.	31,058	1,152,252
Visa, Inc. Class A	6,970	1,851,720
		6,984,893
Insurance - 3.8%
AFLAC, Inc.	13,061	1,245,758
Arch Capital Group Ltd. (a)	11,842	1,134,227
Everest Re Group Ltd.	2,481	974,710
Reinsurance Group of America, Inc.	5,393	1,215,744
		4,570,439
TOTAL FINANCIALS		16,060,685
HEALTH CARE - 12.0%
Biotechnology - 5.8%
AbbVie, Inc.	8,561	1,586,525
Amgen, Inc.	3,541	1,177,276
Gilead Sciences, Inc.	12,429	945,350
Regeneron Pharmaceuticals, Inc. (a)	1,026	1,107,249
United Therapeutics Corp. (a)	3,554	1,113,433
Vertex Pharmaceuticals, Inc. (a)	2,315	1,147,592
		7,077,425
Health Care Providers & Services - 2.3%
Centene Corp. (a)	11,129	856,043
McKesson Corp.	1,792	1,105,700
Molina Healthcare, Inc. (a)	2,232	761,715
		2,723,458
Pharmaceuticals - 3.9%
Eli Lilly & Co.	2,986	2,401,550
Johnson & Johnson	10,316	1,628,381
Royalty Pharma PLC	26,840	756,083
		4,786,014
TOTAL HEALTH CARE		14,586,897
INDUSTRIALS - 9.4%
Aerospace & Defense - 1.2%
Lockheed Martin Corp.	2,679	1,451,804
Building Products - 0.8%
Builders FirstSource, Inc. (a)	5,484	917,857
Machinery - 3.8%
Allison Transmission Holdings, Inc.	15,347	1,359,591
Mueller Industries, Inc.	19,062	1,352,258
PACCAR, Inc.	10,338	1,019,947
Snap-On, Inc.	3,329	955,523
		4,687,319
Professional Services - 2.8%
Automatic Data Processing, Inc.	4,725	1,240,880
Paychex, Inc.	8,431	1,079,337
Verisk Analytics, Inc.	4,108	1,075,269
		3,395,486
Trading Companies & Distributors - 0.8%
Boise Cascade Co.	6,787	964,365
TOTAL INDUSTRIALS		11,416,831
INFORMATION TECHNOLOGY - 29.9%
Communications Equipment - 1.1%
Arista Networks, Inc. (a)	1,612	558,639
Cisco Systems, Inc.	14,820	718,029
		1,276,668
IT Services - 2.1%
Accenture PLC Class A	2,190	724,058
Akamai Technologies, Inc. (a)	2,517	247,371
Amdocs Ltd.	3,178	277,980
Cognizant Technology Solutions Corp. Class A	4,621	349,717
IBM Corp.	3,570	685,940
VeriSign, Inc. (a)	1,553	290,427
		2,575,493
Semiconductors & Semiconductor Equipment - 9.5%
Applied Materials, Inc.	3,563	756,069
Broadcom, Inc.	12,492	2,007,215
KLA Corp.	766	630,472
Lam Research Corp.	630	580,381
NVIDIA Corp.	61,922	7,246,112
Skyworks Solutions, Inc.	2,983	338,928
		11,559,177
Software - 10.4%
Adobe, Inc. (a)	1,490	821,959
Cadence Design Systems, Inc. (a)	1,560	417,550
Dolby Laboratories, Inc. Class A	3,309	260,617
Dropbox, Inc. Class A (a)	8,933	213,677
Fair Isaac Corp. (a)	273	436,800
Fortinet, Inc. (a)	5,535	321,251
Intuit, Inc.	1,079	698,491
Manhattan Associates, Inc. (a)	1,223	312,330
Microsoft Corp.	18,014	7,536,157
Qualys, Inc. (a)	1,495	222,964
ServiceNow, Inc. (a)	828	674,315
Synopsys, Inc. (a)	853	476,247
Zoom Video Communications, Inc. Class A (a)	4,738	286,175
		12,678,533
Technology Hardware, Storage & Peripherals - 6.8%
Apple, Inc.	35,564	7,898,046
Dell Technologies, Inc.	3,728	423,799
		8,321,845
TOTAL INFORMATION TECHNOLOGY		36,411,716
MATERIALS - 2.2%
Chemicals - 0.7%
CF Industries Holdings, Inc.	11,296	862,901
Metals & Mining - 1.5%
Nucor Corp.	5,064	825,128
Steel Dynamics, Inc.	7,314	974,371
		1,799,499
TOTAL MATERIALS		2,662,400
REAL ESTATE - 2.5%
Equity Real Estate Investment Trusts (REITs) - 2.5%
Omega Healthcare Investors, Inc.	30,068	1,094,475
Public Storage Operating Co.	3,411	1,009,383
VICI Properties, Inc.	30,460	952,180
		3,056,038
UTILITIES - 2.9%
Gas Utilities - 1.2%
National Fuel Gas Co.	23,884	1,399,364
Independent Power and Renewable Electricity Producers - 1.7%
Vistra Corp.	26,775	2,121,116
TOTAL UTILITIES		3,520,480
TOTAL COMMON STOCKS (Cost $103,047,850)		121,499,949

Money Market Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b) (Cost $186,494)	186,456	186,494

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $103,234,344)	121,686,443
NET OTHER ASSETS (LIABILITIES) - 0.0%	52,325
NET ASSETS - 100.0%	121,738,768

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	7	Sep 2024	194,530	718	718

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	18,721	2,857,836	2,690,058	3,803	(5)	-	186,494	0.0%
Total	18,721	2,857,836	2,690,058	3,803	(5)	-	186,494

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	10,235,791	10,235,791	-	-
Consumer Discretionary	12,237,631	12,237,631	-	-
Consumer Staples	6,811,332	6,811,332	-	-
Energy	4,500,148	4,500,148	-	-
Financials	16,060,685	16,060,685	-	-
Health Care	14,586,897	14,586,897	-	-
Industrials	11,416,831	11,416,831	-	-
Information Technology	36,411,716	36,411,716	-	-
Materials	2,662,400	2,662,400	-	-
Real Estate	3,056,038	3,056,038	-	-
Utilities	3,520,480	3,520,480	-	-

Money Market Funds	186,494	186,494	-	-
Total Investments in Securities:	121,686,443	121,686,443	-	-
Derivative Instruments: Assets
Futures Contracts	718	718	-	-
Total Assets	718	718	-	-
Total Derivative Instruments:	718	718	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	718	0
Total Equity Risk	718	0
Total Value of Derivatives	718	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® U.S. Multifactor ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $103,047,850)	$121,499,949
Fidelity Central Funds (cost $186,494)	186,494

Total Investment in Securities (cost $103,234,344)		$121,686,443
Segregated cash with brokers for derivative instruments		10,620
Cash		7,493
Dividends receivable		56,310
Distributions receivable from Fidelity Central Funds		618
Receivable for daily variation margin on futures contracts		2,993
Total assets		121,764,477
Liabilities
Accrued management fee	$16,085
Proxy fee payable	9,624
Total liabilities		25,709
Net Assets		$121,738,768
Net Assets consist of:
Paid in capital		$105,823,269
Total accumulated earnings (loss)		15,915,499
Net Assets		$121,738,768
Net Asset Value, offering price and redemption price per share ($121,738,768 ÷ 3,750,000 shares)		$32.46
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$1,173,534
Income from Fidelity Central Funds		3,803
Total income		1,177,337
Expenses
Management fee	$123,002
Independent trustees' fees and expenses	287
Proxy fee	9,624
Total expenses before reductions	132,913
Expense reductions	(1,139)
Total expenses after reductions		131,774
Net Investment income (loss)		1,045,563
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(1,497,686)
Redemptions in-kind	3,123,728
Fidelity Central Funds	(5)
Futures contracts	23,614
Total net realized gain (loss)		1,649,651
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	15,506,068
Futures contracts	(1,542)
Total change in net unrealized appreciation (depreciation)		15,504,526
Net gain (loss)		17,154,177
Net increase (decrease) in net assets resulting from operations		$18,199,740
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,045,563	$376,380
Net realized gain (loss)	1,649,651	(51,150)
Change in net unrealized appreciation (depreciation)	15,504,526	2,842,246
Net increase (decrease) in net assets resulting from operations	18,199,740	3,167,476
Distributions to shareholders	(1,013,200)	(365,300)

Share transactions
Proceeds from sales of shares	85,305,789	20,841,939
Cost of shares redeemed	(15,406,768)	(3,667,295)

Net increase (decrease) in net assets resulting from share transactions	69,899,021	17,174,644
Total increase (decrease) in net assets	87,085,561	19,976,820

Net Assets
Beginning of period	34,653,207	14,676,387
End of period	$121,738,768	$34,653,207

Other Information
Shares
Sold	3,000,000	850,000
Redeemed	(550,000)	(150,000)
Net increase (decrease)	2,450,000	700,000

Financial Highlights
Fidelity® U.S. Multifactor ETF

Years ended July 31,	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$26.66	$24.46	$25.54	$20.09
Income from Investment Operations
Net investment income (loss) B,C	.41	.41	.41	.31 D
Net realized and unrealized gain (loss)	5.78	2.19	(1.09)	5.62
Total from investment operations	6.19	2.60	(.68)	5.93
Distributions from net investment income	(.39)	(.40)	(.40)	(.48)
Total distributions	(.39)	(.40)	(.40)	(.48)
Net asset value, end of period	$32.46	$26.66	$24.46	$25.54
Total Return E,F,G	23.46%	10.78%	(2.64)%	29.94%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.18%	.29%	.29%	.29% J
Expenses net of fee waivers, if any	.18%	.29%	.29%	.29% J
Expenses net of all reductions	.18%	.29%	.29%	.29% J
Net investment income (loss)	1.42%	1.66%	1.63%	1.56% D,J
Supplemental Data
Net assets, end of period (000 omitted)	$121,739	$34,653	$14,676	$11,491
Portfolio turnover rate K,L	42%	45%	46%	30% M

AFor the period September 15, 2020 (commencement of operations) through July 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.33%.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GBased on net asset value.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KPortfolio turnover rate excludes securities received or delivered in-kind.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
MAmount not annualized.
Fidelity® Value Factor ETF
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 8.6%
Diversified Telecommunication Services - 1.1%
AT&T, Inc.	225,427	4,339,470
Verizon Communications, Inc.	114,519	4,640,310
		8,979,780
Entertainment - 0.2%
Warner Bros Discovery, Inc. (a)	226,000	1,954,900
Interactive Media & Services - 6.4%
Alphabet, Inc. Class A	190,431	32,666,534
Meta Platforms, Inc. Class A	40,774	19,360,718
		52,027,252
Media - 0.9%
Comcast Corp. Class A	107,239	4,425,754
Fox Corp. Class A	67,366	2,562,603
		6,988,357
TOTAL COMMUNICATION SERVICES		69,950,289
CONSUMER DISCRETIONARY - 10.2%
Automobiles - 1.1%
Ford Motor Co.	350,797	3,795,624
General Motors Co.	111,544	4,943,630
		8,739,254
Broadline Retail - 4.9%
Amazon.com, Inc. (a)	168,239	31,457,328
eBay, Inc.	91,780	5,103,886
Macy's, Inc. (b)	193,055	3,335,990
		39,897,204
Diversified Consumer Services - 0.5%
H&R Block, Inc.	77,323	4,480,095
Hotels, Restaurants & Leisure - 2.5%
Booking Holdings, Inc.	1,541	5,724,830
Expedia Group, Inc. (a)	25,107	3,205,411
McDonald's Corp.	23,351	6,197,355
Royal Caribbean Cruises Ltd.	31,198	4,889,351
		20,016,947
Specialty Retail - 1.2%
The Home Depot, Inc.	25,763	9,484,906
TOTAL CONSUMER DISCRETIONARY		82,618,406
CONSUMER STAPLES - 5.9%
Beverages - 0.8%
The Coca-Cola Co.	95,697	6,386,818
Consumer Staples Distribution & Retail - 1.6%
Kroger Co.	53,807	2,932,482
Target Corp.	21,391	3,217,420
Walmart, Inc.	104,822	7,194,982
		13,344,884
Food Products - 0.7%
Archer Daniels Midland Co.	44,099	2,734,579
Bunge Global SA	24,638	2,592,657
		5,327,236
Household Products - 1.4%
Kimberly-Clark Corp.	21,771	2,940,174
Procter & Gamble Co.	50,605	8,135,260
		11,075,434
Personal Care Products - 0.3%
Kenvue, Inc.	124,234	2,297,087
Tobacco - 1.1%
Altria Group, Inc.	76,786	3,763,282
Philip Morris International, Inc.	46,599	5,366,341
		9,129,623
TOTAL CONSUMER STAPLES		47,561,082
ENERGY - 3.8%
Oil, Gas & Consumable Fuels - 3.8%
Chevron Corp.	36,798	5,904,975
ConocoPhillips Co.	30,449	3,385,929
Devon Energy Corp.	40,507	1,905,044
EOG Resources, Inc.	20,598	2,611,826
Exxon Mobil Corp.	76,811	9,109,016
HF Sinclair Corp.	24,448	1,258,339
Marathon Oil Corp.	65,118	1,826,560
Marathon Petroleum Corp.	13,648	2,415,969
Valero Energy Corp.	14,607	2,362,244
		30,779,902
FINANCIALS - 14.2%
Banks - 4.7%
Bank of America Corp.	221,783	8,940,073
Citigroup, Inc.	97,208	6,306,855
JPMorgan Chase & Co.	67,966	14,463,165
Wells Fargo & Co.	134,848	8,001,880
		37,711,973
Capital Markets - 0.9%
Goldman Sachs Group, Inc.	14,949	7,609,489
Consumer Finance - 3.4%
Ally Financial, Inc.	104,730	4,713,897
American Express Co.	27,586	6,980,361
Capital One Financial Corp.	33,796	5,116,714
Discover Financial Services	38,959	5,609,706
Synchrony Financial	103,070	5,234,925
		27,655,603
Financial Services - 3.4%
Berkshire Hathaway, Inc. Class B (a)	38,924	17,068,174
Visa, Inc. Class A	39,097	10,386,900
		27,455,074
Insurance - 1.8%
American International Group, Inc.	65,391	5,180,929
Everest Re Group Ltd.	10,536	4,139,278
MetLife, Inc.	66,970	5,146,645
		14,466,852
TOTAL FINANCIALS		114,898,991
HEALTH CARE - 11.6%
Biotechnology - 1.4%
AbbVie, Inc.	59,482	11,023,204
Health Care Providers & Services - 5.8%
Centene Corp. (a)	77,728	5,978,838
Cigna Group	21,651	7,549,054
CVS Health Corp.	91,094	5,495,701
Elevance Health, Inc.	14,292	7,603,773
Humana, Inc.	15,834	5,725,733
UnitedHealth Group, Inc.	25,155	14,493,305
		46,846,404
Pharmaceuticals - 4.4%
Bristol-Myers Squibb Co.	139,705	6,644,370
Johnson & Johnson	71,624	11,305,848
Merck & Co., Inc.	81,981	9,274,511
Pfizer, Inc.	281,632	8,601,041
		35,825,770
TOTAL HEALTH CARE		93,695,378
INDUSTRIALS - 9.7%
Aerospace & Defense - 2.3%
General Electric Co.	39,315	6,691,413
Lockheed Martin Corp.	10,424	5,648,974
RTX Corp.	55,163	6,481,101
		18,821,488
Air Freight & Logistics - 1.1%
FedEx Corp.	15,923	4,812,727
United Parcel Service, Inc. Class B	32,365	4,219,425
		9,032,152
Building Products - 0.5%
Owens Corning	20,385	3,799,356
Electrical Equipment - 0.6%
Atkore, Inc.	20,564	2,776,140
GE Vernova LLC	9,831	1,752,277
		4,528,417
Machinery - 3.1%
AGCO Corp.	24,940	2,354,835
Caterpillar, Inc.	17,805	6,164,091
Cummins, Inc.	14,428	4,210,090
Deere & Co.	11,810	4,393,084
Mueller Industries, Inc.	61,451	4,359,334
PACCAR, Inc.	37,345	3,684,458
		25,165,892
Passenger Airlines - 0.4%
United Airlines Holdings, Inc. (a)	76,384	3,469,361
Professional Services - 1.3%
Automatic Data Processing, Inc.	18,565	4,875,540
Genpact Ltd.	83,750	2,903,613
Robert Half, Inc.	38,603	2,477,927
		10,257,080
Trading Companies & Distributors - 0.4%
Boise Cascade Co.	21,881	3,109,071
TOTAL INDUSTRIALS		78,182,817
INFORMATION TECHNOLOGY - 28.4%
Communications Equipment - 1.2%
Cisco Systems, Inc.	206,955	10,026,970
Electronic Equipment, Instruments & Components - 1.0%
Arrow Electronics, Inc. (a)	64,689	8,001,382
IT Services - 4.2%
Accenture PLC Class A	29,282	9,681,215
Cognizant Technology Solutions Corp. Class A	99,405	7,522,970
DXC Technology Co. (a)(b)	331,657	6,745,903
IBM Corp.	52,759	10,137,114
		34,087,202
Semiconductors & Semiconductor Equipment - 4.0%
Applied Materials, Inc.	56,070	11,898,054
Qualcomm, Inc.	68,326	12,363,590
Skyworks Solutions, Inc.	71,652	8,141,100
		32,402,744
Software - 9.3%
Microsoft Corp.	137,261	57,423,139
Salesforce, Inc.	40,727	10,540,148
Zoom Video Communications, Inc. Class A (a)	113,778	6,872,191
		74,835,478
Technology Hardware, Storage & Peripherals - 8.7%
Apple, Inc.	273,413	60,719,560
Hewlett Packard Enterprise Co.	483,730	9,631,064
		70,350,624
TOTAL INFORMATION TECHNOLOGY		229,704,400
MATERIALS - 2.4%
Chemicals - 1.4%
Albemarle Corp. (b)	10,988	1,029,246
CF Industries Holdings, Inc.	16,902	1,291,144
Dow, Inc.	31,133	1,695,815
Linde PLC	10,409	4,720,482
LyondellBasell Industries NV Class A	15,356	1,527,308
The Mosaic Co.	39,673	1,181,065
		11,445,060
Metals & Mining - 1.0%
Cleveland-Cliffs, Inc. (a)	60,303	925,651
Commercial Metals Co.	22,362	1,343,956
Newmont Corp.	48,386	2,374,301
Nucor Corp.	9,681	1,577,422
Steel Dynamics, Inc.	11,317	1,507,651
		7,728,981
TOTAL MATERIALS		19,174,041
REAL ESTATE - 2.5%
Equity Real Estate Investment Trusts (REITs) - 2.3%
Alexandria Real Estate Equities, Inc.	12,529	1,469,526
BXP, Inc.	21,102	1,504,784
Gaming & Leisure Properties	30,695	1,540,889
Host Hotels & Resorts, Inc.	74,479	1,304,127
Kimco Realty Corp.	70,441	1,530,683
Prologis, Inc.	24,273	3,059,612
Public Storage Operating Co.	6,830	2,021,134
Realty Income Corp.	35,575	2,043,072
Simon Property Group, Inc.	14,046	2,155,218
VICI Properties, Inc.	56,132	1,754,686
		18,383,731
Real Estate Management & Development - 0.2%
Jones Lang LaSalle, Inc. (a)	7,566	1,898,309
TOTAL REAL ESTATE		20,282,040
UTILITIES - 2.5%
Electric Utilities - 1.2%
American Electric Power Co., Inc.	28,737	2,819,674
Entergy Corp.	19,245	2,231,843
NextEra Energy, Inc.	60,065	4,588,365
		9,639,882
Gas Utilities - 0.2%
National Fuel Gas Co.	35,486	2,079,125
Independent Power and Renewable Electricity Producers - 0.4%
Vistra Corp.	42,753	3,386,893
Multi-Utilities - 0.7%
Public Service Enterprise Group, Inc.	35,390	2,823,060
Sempra	32,458	2,598,587
		5,421,647
TOTAL UTILITIES		20,527,547
TOTAL COMMON STOCKS (Cost $688,678,782)		807,374,893

Money Market Funds - 0.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c)	1,114,170	1,114,392
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	1,894,861	1,895,050
TOTAL MONEY MARKET FUNDS (Cost $3,009,442)		3,009,442

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $691,688,224)	810,384,335
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(1,231,214)
NET ASSETS - 100.0%	809,153,121

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	53	Sep 2024	1,472,870	(4,251)	(4,251)

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	1,107,830	26,260,007	26,253,438	78,439	(7)	-	1,114,392	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	4,344,675	57,755,288	60,204,913	19,300	-	-	1,895,050	0.0%
Total	5,452,505	84,015,295	86,458,351	97,739	(7)	-	3,009,442

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	69,950,289	69,950,289	-	-
Consumer Discretionary	82,618,406	82,618,406	-	-
Consumer Staples	47,561,082	47,561,082	-	-
Energy	30,779,902	30,779,902	-	-
Financials	114,898,991	114,898,991	-	-
Health Care	93,695,378	93,695,378	-	-
Industrials	78,182,817	78,182,817	-	-
Information Technology	229,704,400	229,704,400	-	-
Materials	19,174,041	19,174,041	-	-
Real Estate	20,282,040	20,282,040	-	-
Utilities	20,527,547	20,527,547	-	-

Money Market Funds	3,009,442	3,009,442	-	-
Total Investments in Securities:	810,384,335	810,384,335	-	-
Derivative Instruments: Liabilities
Futures Contracts	(4,251)	(4,251)	-	-
Total Liabilities	(4,251)	(4,251)	-	-
Total Derivative Instruments:	(4,251)	(4,251)	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(4,251)
Total Equity Risk	0	(4,251)
Total Value of Derivatives	0	(4,251)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Value Factor ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value (including securities loaned of $1,855,798) - See accompanying schedule:
Unaffiliated issuers (cost $688,678,782)	$807,374,893
Fidelity Central Funds (cost $3,009,442)	3,009,442

Total Investment in Securities (cost $691,688,224)		$810,384,335
Segregated cash with brokers for derivative instruments		102,660
Dividends receivable		670,214
Distributions receivable from Fidelity Central Funds		3,958
Receivable for daily variation margin on futures contracts		22,658
Other receivables		9,143
Total assets		811,192,968
Liabilities
Accrued management fee	$101,866
Other payables and accrued expenses	42,931
Collateral on securities loaned	1,895,050
Total liabilities		2,039,847
Net Assets		$809,153,121
Net Assets consist of:
Paid in capital		$748,984,573
Total accumulated earnings (loss)		60,168,548
Net Assets		$809,153,121
Net Asset Value, offering price and redemption price per share ($809,153,121 ÷ 13,750,000 shares)		$58.85
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$13,334,413
Income from Fidelity Central Funds (including $19,300 from security lending)		97,739
Total income		13,432,152
Expenses
Management fee	$1,192,232
Independent trustees' fees and expenses	3,031
Miscellaneous	42,930
Total expenses before reductions	1,238,193
Expense reductions	(330)
Total expenses after reductions		1,237,863
Net Investment income (loss)		12,194,289
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(13,757,020)
Redemptions in-kind	36,133,154
Fidelity Central Funds	(7)
Futures contracts	462,151
Total net realized gain (loss)		22,838,278
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	85,724,995
Futures contracts	(74,378)
Total change in net unrealized appreciation (depreciation)		85,650,617
Net gain (loss)		108,488,895
Net increase (decrease) in net assets resulting from operations		$120,683,184
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,194,289	$8,882,060
Net realized gain (loss)	22,838,278	6,545,976
Change in net unrealized appreciation (depreciation)	85,650,617	38,194,193
Net increase (decrease) in net assets resulting from operations	120,683,184	53,622,229
Distributions to shareholders	(11,890,450)	(8,641,250)

Share transactions
Proceeds from sales of shares	302,891,483	80,746,346
Cost of shares redeemed	(130,391,418)	(97,539,980)

Net increase (decrease) in net assets resulting from share transactions	172,500,065	(16,793,634)
Total increase (decrease) in net assets	281,292,799	28,187,345

Net Assets
Beginning of period	527,860,322	499,672,977
End of period	$809,153,121	$527,860,322

Other Information
Shares
Sold	5,800,000	1,750,000
Redeemed	(2,400,000)	(2,200,000)
Net increase (decrease)	3,400,000	(450,000)

Financial Highlights
Fidelity® Value Factor ETF

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$51.00	$46.27	$48.94	$34.85	$34.53
Income from Investment Operations
Net investment income (loss) A,B	.97	.87	.79	.64	.73
Net realized and unrealized gain (loss)	7.82	4.70	(2.65)	14.07	.28
Total from investment operations	8.79	5.57	(1.86)	14.71	1.01
Distributions from net investment income	(.94)	(.84)	(.81)	(.62)	(.69)
Total distributions	(.94)	(.84)	(.81)	(.62)	(.69)
Net asset value, end of period	$58.85	$51.00	$46.27	$48.94	$34.85
Total Return C,D	17.43%	12.33%	(3.86)%	42.56%	3.12%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.18%	.29%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.18%	.29%	.29%	.29%	.29%
Expenses net of all reductions	.18%	.29%	.29%	.29%	.29%
Net investment income (loss)	1.81%	1.91%	1.61%	1.50%	2.13%
Supplemental Data
Net assets, end of period (000 omitted)	$809,153	$527,860	$499,673	$450,269	$189,916
Portfolio turnover rate G,H	31%	43%	46%	42%	45%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DBased on net asset value.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GPortfolio turnover rate excludes securities received or delivered in-kind.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended July 31, 2024

1. Organization.
Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF, Fidelity Small-Mid Multifactor ETF, Fidelity Stocks for Inflation ETF, Fidelity U.S. Multifactor ETF and Fidelity Value Factor ETF (the Funds) are exchange-traded funds of Fidelity Covington Trust (the Trust) and are authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2024 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business (normally 4:00 p.m. Eastern time) of the Cboe BZX Exchange, Inc. (CboeBZX) for Fidelity Stocks for Inflation ETF, and of the New York Stock Exchange, Archipelago Exchange (NYSE Arca) for all other funds and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2024, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Realized gain or loss resulting from in-kind redemptions is not taxable to the Funds and is not distributed to shareholders of the Funds. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to future transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation)($)
Fidelity Dividend ETF for Rising Rates	447,365,756	124,658,769	(23,557,546)	101,101,223
Fidelity High Dividend ETF	2,722,663,276	519,793,117	(76,211,958)	443,581,159
Fidelity Low Volatility Factor ETF	1,037,326,010	127,453,460	(21,916,791)	105,536,669
Fidelity Momentum Factor ETF	180,900,052	43,674,925	(3,800,280)	39,874,645
Fidelity Quality Factor ETF	893,416,274	152,101,265	(13,596,740)	138,504,525
Fidelity Small-Mid Multifactor ETF	401,220,810	49,096,029	(11,459,893)	37,636,136
Fidelity Stocks for Inflation ETF	146,399,626	36,873,233	(3,016,639)	33,856,594
Fidelity U.S. Multifactor ETF	103,289,063	19,734,981	(1,337,601)	18,397,380
Fidelity Value Factor ETF	692,040,794	139,299,671	(20,956,130)	118,343,541

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income ($)	Capital loss carryforward ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity Dividend ETF for Rising Rates	2,557,557	(65,743,604)	101,128,573
Fidelity High Dividend ETF	12,177,648	(131,732,094)	443,623,258
Fidelity Low Volatility Factor ETF	992,733	(61,536,595)	105,536,669
Fidelity Momentum Factor ETF	669,213	(35,199,159)	39,874,645
Fidelity Quality Factor ETF	538,717	(30,734,146)	138,504,525
Fidelity Small-Mid Multifactor ETF	78,121	(15,744,300)	37,636,130
Fidelity Stocks for Inflation ETF	-	(20,819,510)	33,856,594
Fidelity U.S. Multifactor ETF	41,956	(2,523,837)	18,397,380
Fidelity Value Factor ETF	681,672	(58,856,665)	118,343,541

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term ($)	Long-term ($)	Total capital loss carryforward ($)
Fidelity Dividend ETF for Rising Rates	(29,260,424)	(36,483,180)	(65,743,604)
Fidelity High Dividend ETF	(58,024,097)	(73,707,997)	(131,732,094)
Fidelity Low Volatility Factor ETF	(36,337,795)	(25,198,800)	(61,536,595)
Fidelity Momentum Factor ETF	(35,199,159)	-	(35,199,159)
Fidelity Quality Factor ETF	(19,577,414)	(11,156,732)	(30,734,146)
Fidelity Small-Mid Multifactor ETF	(12,045,924)	(3,698,376)	(15,744,300)
Fidelity Stocks for Inflation ETF	(16,289,453)	(4,530,057)	(20,819,510)
Fidelity U.S. Multifactor ETF	(1,623,011)	(900,826)	(2,523,837)
Fidelity Value Factor ETF	(29,454,153)	(29,402,512)	(58,856,665)

The tax character of distributions paid was as follows:

July 31, 2024
	Ordinary Income ($)	Total ($)
Fidelity Dividend ETF for Rising Rates	13,531,400	13,531,400
Fidelity High Dividend ETF	72,844,900	72,844,900
Fidelity Low Volatility Factor ETF	13,235,700	13,235,700
Fidelity Momentum Factor ETF	1,236,100	1,236,100
Fidelity Quality Factor ETF	7,699,650	7,699,650
Fidelity Small-Mid Multifactor ETF	2,726,100	2,726,100
Fidelity Stocks for Inflation ETF	2,269,650	2,269,650
Fidelity U.S. Multifactor ETF	1,013,200	1,013,200
Fidelity Value Factor ETF	11,890,450	11,890,450

July 31, 2023
	Ordinary Income ($)	Total ($)
Fidelity Dividend ETF for Rising Rates	16,860,450	16,860,450
Fidelity High Dividend ETF	52,210,250	52,210,250
Fidelity Low Volatility Factor ETF	7,460,700	7,460,700
Fidelity Momentum Factor ETF	1,506,200	1,506,200
Fidelity Quality Factor ETF	4,025,350	4,025,350
Fidelity Small-Mid Multifactor ETF	1,518,700	1,518,700
Fidelity Stocks for Inflation ETF	4,166,950	4,166,950
Fidelity U.S. Multifactor ETF	365,300	365,300
Fidelity Value Factor ETF	8,641,250	8,641,250
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Dividend ETF for Rising Rates	168,891,640	169,072,041
Fidelity High Dividend ETF	853,469,333	292,317,265
Fidelity Low Volatility Factor ETF	266,403,684	255,013,694
Fidelity Momentum Factor ETF	202,184,858	196,754,084
Fidelity Quality Factor ETF	202,306,384	194,809,738
Fidelity Small-Mid Multifactor ETF	96,217,857	88,916,747
Fidelity Stocks for Inflation ETF	109,917,716	109,432,359
Fidelity U.S. Multifactor ETF	29,710,059	28,125,748
Fidelity Value Factor ETF	205,229,717	203,164,444

Securities received and delivered in-kind through subscriptions and redemptions are noted in the table below.

	In-Kind Subscriptions ($)	In-Kind Redemptions ($)
Fidelity Dividend ETF for Rising Rates	-	74,760,999
Fidelity High Dividend ETF	1,431,343,149	493,703,730
Fidelity Low Volatility Factor ETF	1,022,211,385	581,950,087
Fidelity Momentum Factor ETF	144,781,149	121,796,919
Fidelity Quality Factor ETF	643,714,539	75,253,099
Fidelity Small-Mid Multifactor ETF	357,618,551	101,167,095
Fidelity Stocks for Inflation ETF	25,685,810	22,915,728
Fidelity U.S. Multifactor ETF	83,799,166	15,361,944
Fidelity Value Factor ETF	300,546,957	129,600,034
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) provides the Funds with investment management related services for which the Funds pay a monthly management fee that, effective November 1, 2023, is based on an annual rate of each Fund's average net assets as noted in the table below. Prior to November 1, 2023, each Fund paid a monthly management fee that was based on an annual rate of .29% of each Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. For each Fund, with the exception of Fidelity Small-Mid Multifactor ETF, Fidelity Stocks for Inflation ETF and Fidelity U.S. Multifactor ETF, the management fee paid to the investment adviser is reduced by an amount equal to the fees and expenses paid by each fund to the independent Trustees.

Fee Rate
Fidelity Dividend ETF for Rising Rates	.15%
Fidelity High Dividend ETF	.15%
Fidelity Low Volatility Factor ETF	.15%
Fidelity Momentum Factor ETF	.15%
Fidelity Quality Factor ETF	.15%
Fidelity Small-Mid Multifactor ETF	.15%
Fidelity Stocks for Inflation ETF	.15%
Fidelity U.S. Multifactor ETF	.15%
Fidelity Value Factor ETF	.15%

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity High Dividend ETF	Borrower	41,768,167	5.57%	77,480

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Dividend ETF for Rising Rates	1,794	-	-
Fidelity High Dividend ETF	13,837	-	-
Fidelity Low Volatility Factor ETF	920	-	-
Fidelity Momentum Factor ETF	70	-	-
Fidelity Quality Factor ETF	611	-	-
Fidelity Small-Mid Multifactor ETF	6,075	100	35,620
Fidelity Value Factor ETF	1,912	25	-
8. Expense Reductions.
The investment adviser contractually agreed to reimburse certain Funds to the extent proxy and shareholder meeting expenses exceeded .013% of average net assets. This reimbursement will remain in place through November 30, 2025. During the period this reimbursement reduced each applicable Fund's expenses as follows:

Reimbursement ($)
Fidelity Small-Mid Multifactor ETF	158
Fidelity U.S. Multifactor ETF	606

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits ($)
Fidelity Dividend ETF for Rising Rates	255
Fidelity High Dividend ETF	3,845
Fidelity Low Volatility Factor ETF	445
Fidelity Momentum Factor ETF	1,067
Fidelity Quality Factor ETF	885
Fidelity Small-Mid Multifactor ETF	1,193
Fidelity Stocks for Inflation ETF	401
Fidelity U.S. Multifactor ETF	533
Fidelity Value Factor ETF	330
9. Share Transactions.
Funds issue and redeem shares at NAV only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated securities to a fund and redemption proceeds are paid with a basket of securities from a fund's portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. A fund's shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of a fund. The transaction fee is used to offset the costs associated with the issuance and redemption of Creation Units.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Covington Trust and Shareholders of Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF, Fidelity Small-Mid Multifactor ETF, Fidelity U.S. Multifactor ETF, and Fidelity Value Factor ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF, Fidelity Small-Mid Multifactor ETF, Fidelity U.S. Multifactor ETF, and Fidelity Value Factor ETF (eight of the funds constituting Fidelity Covington Trust, hereafter collectively referred to as the "Funds") as of July 31, 2024, the related statements of operations for the year ended July 31, 2024, the statements of changes in net assets for each of the two years in the period ended July 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2024 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 17, 2024

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Covington Trust and the Shareholders of Fidelity Stocks for Inflation ETF:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Stocks for Inflation ETF (the "Fund"), a fund of Fidelity Covington Trust, including the schedule of investments, as of July 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from November 5, 2019 (commencement of operations) through July 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from November 5, 2019 (commencement of operations) through July 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 17, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity Dividend ETF for Rising Rates
September 2023	75%
December 2023	85%
March 2024	96%
June 2024	96%
Fidelity High Dividend ETF
September 2023	54%
December 2023	54%
March 2024	79%
June 2024	79%
Fidelity Low Volatility Factor ETF
September 2023	96%
December 2023	96%
March 2024	100%
June 2024	100%
Fidelity Momentum Factor ETF
September 2023	100%
December 2023	100%
March 2024	100%
June 2024	100%
Fidelity Quality Factor ETF
September 2023	98%
December 2023	98%
March 2024	100%
June 2024	100%
Fidelity Small-Mid Multifactor ETF
September 2023	75%
December 2023	75%
March 2024	85%
June 2024	85%
Fidelity Stocks for Inflation ETF
September 2023	90%
December 2023	90%
March 2024	100%
June 2024	100%
Fidelity U.S. Multifactor ETF
September 2023	95%
December 2023	94%
March 2024	100%
June 2024	100%
Fidelity Value Factor ETF
September 2023	97%
December 2023	96%
March 2024	100%
June 2024	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
Fidelity Dividend ETF for Rising Rates
September 2023	84.50%
December 2023	95.86%
March 2024	100%
June 2024	100%
Fidelity High Dividend ETF
September 2023	64.41%
December 2023	64.41%
March 2024	90.25%
June 2024	90.25%
Fidelity Low Volatility Factor ETF
September 2023	100%
December 2023	100%
March 2024	100%
June 2024	100%
Fidelity Momentum Factor ETF
September 2023	100%
December 2023	100%
March 2024	100%
June 2024	100%
Fidelity Quality Factor ETF
September 2023	100%
December 2023	100%
March 2024	100%
June 2024	100%
Fidelity Small-Mid Multifactor ETF
September 2023	85.07%
December 2023	85.07%
March 2024	89.17%
June 2024	89.17%
Fidelity Stocks for Inflation ETF
September 2023	92.35%
December 2023	92.35%
March 2024	100%
June 2024	100%
Fidelity U.S. Multifactor ETF
September 2023	97.18%
December 2023	97.04%
March 2024	100%
June 2024	100%
Fidelity Value Factor ETF
September 2023	99.25%
December 2023	99.09%
March 2024	100%
June 2024	100%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:
Fidelity Dividend ETF for Rising Rates
September 2023	15.51%
December 2023	4.15%
Fidelity High Dividend ETF
September 2023	17.17%
December 2023	17.17%
March 2024	9.76%
June 2024	9.76%
Fidelity Small-Mid Multifactor ETF
September 2023	14.94%
December 2023	14.94%
March 2024	10.83%
June 2024	10.83%
Fidelity Stocks for Inflation ETF
September 2023	7.66%
December 2023	7.66%
Fidelity U.S. Multifactor ETF
September 2023	2.83%
December 2023	2.97%
Fidelity Value Factor ETF
September 2023	0.76%
December 2023	0.92%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Dividend ETF for Rising Rates	$80,448
Fidelity Small-Mid Multifactor ETF	$9,192
Fidelity Value Factor ETF	$24,514
The funds will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	38,080,283,823.03	97.17
Withheld	1,109,333,237.47	2.83
TOTAL	39,189,617,060.50	100.00
Robert A. Lawrence
Affirmative	37,781,807,251.33	96.41
Withheld	1,407,809,809.17	3.59
TOTAL	39,189,617,060.50	100.00
Vijay C. Advani
Affirmative	37,869,526,083.09	96.63
Withheld	1,320,090,977.41	3.37
TOTAL	39,189,617,060.50	100.00
Thomas P. Bostick
Affirmative	38,025,875,898.31	97.03
Withheld	1,163,741,162.19	2.97
TOTAL	39,189,617,060.50	100.00
Donald F. Donahue
Affirmative	37,825,198,238.79	96.52
Withheld	1,364,418,821.71	3.48
TOTAL	39,189,617,060.50	100.00
Vicki L. Fuller
Affirmative	38,031,768,119.99	97.05
Withheld	1,157,848,940.51	2.95
TOTAL	39,189,617,060.50	100.00
Patricia L. Kampling
Affirmative	38,062,391,881.90	97.12
Withheld	1,127,225,178.60	2.88
TOTAL	39,189,617,060.50	100.00
Thomas A. Kennedy
Affirmative	37,891,434,776.27	96.69
Withheld	1,298,182,284.23	3.31
TOTAL	39,189,617,060.50	100.00
Oscar Munoz
Affirmative	37,976,932,673.73	96.91
Withheld	1,212,684,386.77	3.09
TOTAL	39,189,617,060.50	100.00
Karen B. Peetz
Affirmative	38,011,822,212.28	96.99
Withheld	1,177,794,848.22	3.01
TOTAL	39,189,617,060.50	100.00
David M. Thomas
Affirmative	37,976,058,118.16	96.90
Withheld	1,213,558,942.34	3.10
TOTAL	39,189,617,060.50	100.00
Susan Tomasky
Affirmative	37,845,471,684.67	96.57
Withheld	1,344,145,375.83	3.43
TOTAL	39,189,617,060.50	100.00
Michael E. Wiley
Affirmative	37,736,569,620.69	96.29
Withheld	1,453,047,439.81	3.71
TOTAL	39,189,617,060.50	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Dividend ETF for Rising Rates
Fidelity High Dividend ETF
Fidelity Low Volatility Factor ETF
Fidelity Momentum Factor ETF
Fidelity Quality Factor ETF
Fidelity Small-Mid Multifactor ETF
Fidelity Stocks for Inflation ETF
Fidelity U.S. Multifactor ETF
Fidelity Value Factor ETF

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for each fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) and Geode from their respective relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the funds' investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the funds and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.
The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement each fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services provided by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under a separate agreement covering pricing and bookkeeping services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally State Street Bank and Trust Company, each fund's transfer agent and custodian; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending, under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for each fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers each fund's tracking error versus its benchmark index. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The Board also considered information on each fund's bid-ask spread and premium/discount.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on net performance (after fees and expenses) of the fund compared to a fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of each fund's management fee and total expense ratio, the Board considered each fund's all-inclusive fee rate and also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under each fund's all-inclusive arrangement. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to each fund (referred to as the "asset size peer group"); (iii) total expense comparisons of each fund relative to funds and classes in the mapped group that have a similar load structure to the fund (referred to as the "similar load structure group"); and (iv) total expense comparisons of each fund relative to funds and classes in the similar load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that each fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of each fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023.

Fees Charged to Other Clients. The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of Geode's relationship with each fund.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to each fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including, but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contracts should be renewed through May 31, 2025.

1.9881294.107
CPF-ANN-0924
Fidelity® Blue Chip Growth ETF
Fidelity® Blue Chip Value ETF
Fidelity® Fundamental Large Cap Core ETF
Fidelity® Fundamental Large Cap Growth ETF
Fidelity® Fundamental Large Cap Value ETF
Fidelity® Fundamental Small-Mid Cap ETF
Fidelity® Magellan℠ ETF
Fidelity® Real Estate Investment ETF
Fidelity® Sustainable U.S. Equity ETF
Fidelity® Women's Leadership ETF

(Fidelity Fundamental Large Cap Core ETF formerly named Fidelity New Millennium ETF, Fidelity Fundamental Large Cap Growth ETF formerly named Fidelity Growth Opportunities ETF, and Fidelity Fundamental Small-Mid Cap ETF formerly named Fidelity Small-Mid Cap Opportunities ETF)

Annual Report
July 31, 2024

Contents

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Blue Chip Growth ETF
Fidelity® Blue Chip Value ETF
Fidelity® Fundamental Large Cap Core ETF
Fidelity® Fundamental Large Cap Growth ETF
Fidelity® Fundamental Large Cap Value ETF
Fidelity® Fundamental Small-Mid Cap ETF
Fidelity® Magellan℠ ETF
Fidelity® Real Estate Investment ETF
Fidelity® Sustainable U.S. Equity ETF
Fidelity® Women's Leadership ETF
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
Distributions
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Item 9: Proxy Disclosures for Open-End Management Investment Companies
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-FIDELITY to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Blue Chip Growth ETF
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 16.0%
Entertainment - 2.6%
Netflix, Inc. (a)	71,919	45,190,304
Roblox Corp. (a)	48	1,993
Sea Ltd. ADR Class A (a)	41,188	2,706,052
Sphere Entertainment Co. (a)	4,077	181,345
Spotify Technology SA (a)	4,678	1,608,951
Take-Two Interactive Software, Inc. (a)	4,203	632,678
The Walt Disney Co.	10	937
TKO Group Holdings, Inc.	7,467	816,516
		51,138,776
Interactive Media & Services - 13.3%
Alphabet, Inc. Class A	782,969	134,310,502
Meta Platforms, Inc. Class A	205,703	97,673,955
Pinterest, Inc. Class A (a)	45,534	1,454,811
Reddit, Inc. Class A	37,730	2,295,871
Snap, Inc. Class A (a)	2,057,188	27,401,744
		263,136,883
Media - 0.0%
The Trade Desk, Inc. Class A (a)	6,010	540,179
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc.	9,096	1,658,019
TOTAL COMMUNICATION SERVICES		316,473,857
CONSUMER DISCRETIONARY - 19.9%
Automobiles - 1.3%
General Motors Co.	21,296	943,839
Rivian Automotive, Inc. (a)	326,531	5,358,374
Tesla, Inc. (a)	83,487	19,374,828
		25,677,041
Broadline Retail - 9.4%
Amazon.com, Inc. (a)	946,498	176,976,196
Dollarama, Inc.	8,939	837,993
Ollie's Bargain Outlet Holdings, Inc. (a)	24,801	2,421,570
PDD Holdings, Inc. ADR (a)	49,881	6,429,162
		186,664,921
Diversified Consumer Services - 0.1%
Duolingo, Inc. (a)	5,271	906,296
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	1,851	116,280
		1,022,576
Hotels, Restaurants & Leisure - 2.6%
Airbnb, Inc. Class A (a)	76,786	10,716,254
Caesars Entertainment, Inc. (a)	53,582	2,140,601
Carnival Corp. (a)	39,397	656,354
Cava Group, Inc. (a)	7,174	604,194
Chipotle Mexican Grill, Inc. (a)	169,558	9,210,391
Draftkings Holdings, Inc. (a)	105,455	3,896,562
Flutter Entertainment PLC (a)	11,276	2,225,882
Hilton Worldwide Holdings, Inc.	2,873	616,747
MakeMyTrip Ltd. (a)	6,098	570,712
Marriott International, Inc. Class A	11,283	2,564,626
McDonald's Corp.	10,231	2,715,307
Misa Investments Ltd.	19,869	709,323
Penn Entertainment, Inc. (a)	131,230	2,620,663
Restaurant Brands International, Inc.	12,850	899,728
Royal Caribbean Cruises Ltd.	3,533	553,692
Starbucks Corp.	88,693	6,913,619
Sweetgreen, Inc. Class A (a)	153,200	4,209,936
		51,824,591
Household Durables - 0.4%
D.R. Horton, Inc.	11,257	2,025,472
Garmin Ltd.	4,072	697,330
PulteGroup, Inc.	9,642	1,272,744
SharkNinja, Inc.	31,105	2,390,419
TopBuild Corp. (a)	2,656	1,271,002
		7,656,967
Specialty Retail - 4.1%
Abercrombie & Fitch Co. Class A (a)	62,321	9,191,101
American Eagle Outfitters, Inc.	304,109	6,705,603
Aritzia, Inc. (a)	64,217	2,107,931
Beyond, Inc. (a)	23	260
Carvana Co. Class A (a)	70,787	9,430,952
Dick's Sporting Goods, Inc.	27,887	6,033,352
Five Below, Inc. (a)	25,915	1,885,057
Foot Locker, Inc.	15,641	454,527
Gap, Inc.	47,819	1,122,790
Lowe's Companies, Inc.	81,306	19,961,436
RH (a)	22,244	6,452,540
The Home Depot, Inc.	3,221	1,185,843
TJX Companies, Inc.	100,345	11,340,992
Warby Parker, Inc. (a)	193,814	3,192,117
Wayfair LLC Class A (a)	8,511	463,254
Williams-Sonoma, Inc.	6,926	1,071,314
		80,599,069
Textiles, Apparel & Luxury Goods - 2.0%
Amer Sports, Inc.	80,785	937,914
Crocs, Inc. (a)	40,650	5,462,141
Deckers Outdoor Corp. (a)	12,229	11,282,842
lululemon athletica, Inc. (a)	38,122	9,860,637
NIKE, Inc. Class B	101,711	7,614,085
On Holding AG (a)	13,340	552,543
PVH Corp.	34,997	3,569,344
Ralph Lauren Corp. Class A	3,681	646,347
Tapestry, Inc.	13,099	525,139
		40,450,992
TOTAL CONSUMER DISCRETIONARY		393,896,157
CONSUMER STAPLES - 1.3%
Beverages - 0.1%
Celsius Holdings, Inc. (a)	40,383	1,891,136
Consumer Staples Distribution & Retail - 0.6%
Costco Wholesale Corp.	1,063	873,786
Maplebear, Inc. (NASDAQ)	19,372	668,140
Target Corp.	14,886	2,239,003
Walmart, Inc.	105,118	7,215,300
		10,996,229
Food Products - 0.0%
Lamb Weston Holdings, Inc.	1,452	87,149
The Hershey Co.	3,031	598,562
		685,711
Household Products - 0.3%
Procter & Gamble Co.	35,352	5,683,188
Personal Care Products - 0.2%
elf Beauty, Inc. (a)	6,236	1,076,209
Estee Lauder Companies, Inc. Class A	14,418	1,436,177
Kenvue, Inc.	51,522	952,642
Oddity Tech Ltd.	20,277	820,103
		4,285,131
Tobacco - 0.1%
Philip Morris International, Inc.	17,986	2,071,268
TOTAL CONSUMER STAPLES		25,612,663
ENERGY - 1.2%
Energy Equipment & Services - 0.0%
Secure Energy Services, Inc.	71,836	634,253
Oil, Gas & Consumable Fuels - 1.2%
Cameco Corp.	46,436	2,113,525
Cheniere Energy, Inc.	2,950	538,788
Diamondback Energy, Inc.	32,995	6,675,218
EOG Resources, Inc.	38,116	4,833,109
Exxon Mobil Corp.	35,078	4,159,900
Marathon Petroleum Corp.	2	354
Occidental Petroleum Corp.	58,534	3,560,038
Shell PLC ADR	7,830	573,313
Valero Energy Corp.	1	162
		22,454,407
TOTAL ENERGY		23,088,660
FINANCIALS - 3.9%
Banks - 0.3%
Citigroup, Inc.	57,494	3,730,211
HDFC Bank Ltd. sponsored ADR	13,620	817,336
KeyCorp	46,271	746,351
U.S. Bancorp	12,399	556,467
		5,850,365
Capital Markets - 1.2%
Blue Owl Capital, Inc. Class A	132,437	2,525,574
Coinbase Global, Inc. (a)	35,911	8,056,992
Goldman Sachs Group, Inc.	9,079	4,621,483
Jefferies Financial Group, Inc.	21,281	1,244,300
KKR & Co., Inc.	16,847	2,079,762
Moody's Corp.	3,194	1,457,997
Morgan Stanley	24,115	2,488,909
		22,475,017
Consumer Finance - 0.4%
American Express Co.	30,113	7,619,794
Financial Services - 1.8%
Apollo Global Management, Inc.	15,111	1,893,559
Berkshire Hathaway, Inc. Class B (a)	1,960	859,460
Block, Inc. Class A (a)	88,442	5,472,791
MasterCard, Inc. Class A	47,002	21,795,297
Toast, Inc. (a)	45,245	1,183,609
Visa, Inc. Class A	17,650	4,689,076
		35,893,792
Insurance - 0.2%
Progressive Corp.	20,597	4,410,230
TOTAL FINANCIALS		76,249,198
HEALTH CARE - 8.5%
Biotechnology - 1.2%
Alnylam Pharmaceuticals, Inc. (a)	6,804	1,615,678
Apogee Therapeutics, Inc.	6,900	336,030
Ascendis Pharma A/S sponsored ADR (a)	1,781	237,764
Legend Biotech Corp. ADR (a)	19,766	1,114,605
Moderna, Inc. (a)	13,832	1,649,051
Moonlake Immunotherapeutics Class A (a)	13,001	541,492
Natera, Inc. (a)	5,421	555,056
Regeneron Pharmaceuticals, Inc. (a)	15,406	16,626,001
		22,675,677
Health Care Equipment & Supplies - 1.3%
Boston Scientific Corp. (a)	203,436	15,029,852
DexCom, Inc. (a)	2,500	169,550
Glaukos Corp. (a)	5,807	680,406
Intuitive Surgical, Inc. (a)	12,076	5,369,110
Masimo Corp. (a)	3,818	408,450
Stryker Corp.	11,126	3,643,209
TransMedics Group, Inc. (a)	4,263	606,454
		25,907,031
Health Care Providers & Services - 1.4%
Hims & Hers Health, Inc. (a)	25,911	550,350
McKesson Corp.	1,069	659,594
Tenet Healthcare Corp. (a)	16,705	2,500,739
UnitedHealth Group, Inc.	43,032	24,793,317
		28,504,000
Life Sciences Tools & Services - 0.4%
Danaher Corp.	23,327	6,463,445
Thermo Fisher Scientific, Inc.	2,397	1,470,176
		7,933,621
Pharmaceuticals - 4.2%
Eli Lilly & Co.	70,215	56,471,818
Merck & Co., Inc.	38,225	4,324,394
Novo Nordisk A/S Series B sponsored ADR	82,170	10,898,207
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	106,737	1,860,426
Zoetis, Inc. Class A	52,605	9,471,004
		83,025,849
TOTAL HEALTH CARE		168,046,178
INDUSTRIALS - 3.9%
Aerospace & Defense - 1.1%
General Electric Co.	28,125	4,786,875
Howmet Aerospace, Inc.	40,515	3,877,286
L3Harris Technologies, Inc.	149	33,807
Loar Holdings, Inc.	1,937	121,063
Spirit AeroSystems Holdings, Inc. Class A (a)	34,625	1,255,156
The Boeing Co. (a)	55,843	10,643,676
TransDigm Group, Inc.	761	984,901
		21,702,764
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	10,505	935,470
FedEx Corp.	7,686	2,323,094
		3,258,564
Building Products - 0.1%
Builders FirstSource, Inc. (a)	6,887	1,152,677
The AZEK Co., Inc. Class A, (a)	14,931	670,253
Trane Technologies PLC	1,731	578,639
		2,401,569
Commercial Services & Supplies - 0.0%
ACV Auctions, Inc. Class A (a)	62,846	1,073,410
Construction & Engineering - 0.1%
Comfort Systems U.S.A., Inc.	2	665
EMCOR Group, Inc.	2,571	965,256
Fluor Corp. (a)	12,977	624,194
		1,590,115
Electrical Equipment - 0.3%
Acuity Brands, Inc.	4,273	1,074,019
Eaton Corp. PLC	7,438	2,267,028
GE Vernova LLC	9,586	1,708,609
nVent Electric PLC	254	18,448
		5,068,104
Ground Transportation - 1.6%
Lyft, Inc. (a)	734,615	8,852,111
Uber Technologies, Inc. (a)	369,327	23,810,512
		32,662,623
Passenger Airlines - 0.0%
Delta Air Lines, Inc.	18	774
Trading Companies & Distributors - 0.5%
Ferguson PLC	7,730	1,721,085
FTAI Aviation Ltd.	63,325	7,057,571
Watsco, Inc.	1,132	554,103
		9,332,759
TOTAL INDUSTRIALS		77,090,682
INFORMATION TECHNOLOGY - 44.2%
Communications Equipment - 0.1%
Arista Networks, Inc. (a)	5,866	2,032,862
Ciena Corp. (a)	19,965	1,052,954
		3,085,816
Electronic Equipment, Instruments & Components - 0.1%
Celestica, Inc. (a)	11,251	590,002
Corning, Inc.	62,138	2,486,141
		3,076,143
IT Services - 0.7%
MongoDB, Inc. Class A (a)	8,017	2,023,170
Okta, Inc. (a)	81,850	7,688,989
Shopify, Inc. Class A (a)	34,327	2,102,409
Snowflake, Inc. (a)	19,681	2,566,009
		14,380,577
Semiconductors & Semiconductor Equipment - 21.2%
Advanced Micro Devices, Inc. (a)	48,345	6,984,886
Allegro MicroSystems LLC (a)	43,684	1,050,163
Applied Materials, Inc.	5,374	1,140,363
ASML Holding NV (depository receipt)	5,306	4,970,130
Astera Labs, Inc.	96,953	4,250,420
Broadcom, Inc.	68,484	11,004,009
Enphase Energy, Inc. (a)	10,269	1,182,065
First Solar, Inc. (a)	3,577	772,596
GlobalFoundries, Inc. (a)	201,643	10,285,809
Impinj, Inc. (a)	3,775	601,320
Lam Research Corp.	2,773	2,554,599
Marvell Technology, Inc.	345,358	23,132,079
Micron Technology, Inc.	54,127	5,944,227
Monolithic Power Systems, Inc.	10,873	9,384,378
NVIDIA Corp.	2,303,986	269,612,434
NXP Semiconductors NV	97,128	25,560,204
ON Semiconductor Corp. (a)	155,793	12,190,802
Qorvo, Inc. (a)	10,735	1,286,053
Qualcomm, Inc.	22,050	3,989,948
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	95,435	15,823,123
Teradyne, Inc.	46,728	6,128,844
		417,848,452
Software - 10.8%
Adobe, Inc. (a)	4,737	2,613,166
AppLovin Corp. Class A, (a)	15,905	1,226,276
Bill Holdings, Inc. (a)	10	500
Datadog, Inc. Class A (a)	22,277	2,593,934
HubSpot, Inc. (a)	10,700	5,318,221
Intuit, Inc.	8,697	5,630,003
Life360, Inc.	20,341	682,441
Microsoft Corp.	427,782	178,962,600
Onestream, Inc.	2,699	75,167
Oracle Corp.	25,043	3,492,246
Palantir Technologies, Inc. Class A (a)	32,553	875,350
Salesforce, Inc.	19	4,917
SAP SE sponsored ADR	5,378	1,137,985
ServiceNow, Inc. (a)	7,650	6,230,084
Synopsys, Inc. (a)	2,636	1,471,732
Zoom Video Communications, Inc. Class A (a)	36,922	2,230,089
		212,544,711
Technology Hardware, Storage & Peripherals - 11.3%
Apple, Inc.	965,902	214,507,516
Dell Technologies, Inc.	35,743	4,063,264
Western Digital Corp. (a)	59,529	3,991,419
		222,562,199
TOTAL INFORMATION TECHNOLOGY		873,497,898
MATERIALS - 0.7%
Chemicals - 0.1%
Linde PLC	2,042	926,047
Sherwin-Williams Co.	3,440	1,206,752
		2,132,799
Construction Materials - 0.2%
CRH PLC	6,496	556,707
Eagle Materials, Inc.	4,960	1,350,608
Martin Marietta Materials, Inc.	2,106	1,249,595
Vulcan Materials Co.	4,605	1,264,119
		4,421,029
Containers & Packaging - 0.1%
International Paper Co.	12,061	560,595
Metals & Mining - 0.3%
ATI, Inc. (a)	25,115	1,700,537
Carpenter Technology Corp.	21,789	3,178,361
Freeport-McMoRan, Inc.	21,014	954,246
		5,833,144
TOTAL MATERIALS		12,947,567
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Welltower, Inc.	39,079	4,347,539
Real Estate Management & Development - 0.1%
Zillow Group, Inc. Class C (a)	28,682	1,396,813
TOTAL REAL ESTATE		5,744,352
TOTAL COMMON STOCKS (Cost $1,503,467,418)		1,972,647,212

Money Market Funds - 0.1%
	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class 5.23% (b) (Cost $2,974,402)	2,974,402	2,974,402

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,506,441,820)	1,975,621,614
NET OTHER ASSETS (LIABILITIES) - 0.0%	(601,453)
NET ASSETS - 100.0%	1,975,020,161

Legend

(a)	Non-income producing
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	316,473,857	316,473,857	-	-
Consumer Discretionary	393,896,157	393,896,157	-	-
Consumer Staples	25,612,663	25,612,663	-	-
Energy	23,088,660	23,088,660	-	-
Financials	76,249,198	76,249,198	-	-
Health Care	168,046,178	168,046,178	-	-
Industrials	77,090,682	77,090,682	-	-
Information Technology	873,497,898	873,497,898	-	-
Materials	12,947,567	12,947,567	-	-
Real Estate	5,744,352	5,744,352	-	-

Money Market Funds	2,974,402	2,974,402	-	-
Total Investments in Securities:	1,975,621,614	1,975,621,614	-	-
Fidelity® Blue Chip Growth ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $1,506,441,820):		$1,975,621,614
Foreign currency held at value (cost $156)		156
Receivable for investments sold		3,507,963
Receivable for fund shares sold		1,025,462
Dividends receivable		268,536
Total assets		1,980,423,731
Liabilities
Payable to custodian bank	$2,612,722
Payable for investments purchased	1,749,244
Accrued management fee	986,453
Other payables and accrued expenses	55,151
Total liabilities		5,403,570
Net Assets		$1,975,020,161
Net Assets consist of:
Paid in capital		$1,603,441,839
Total accumulated earnings (loss)		371,578,322
Net Assets		$1,975,020,161
Net Asset Value, offering price and redemption price per share ($1,975,020,161 ÷ 48,150,000 shares)		$41.02
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$6,081,881
Expenses
Management fee	$7,203,240
Independent trustees' fees and expenses	4,959
Miscellaneous	55,150
Total expenses before reductions	7,263,349
Expense reductions	(21,968)
Total expenses after reductions		7,241,381
Net Investment income (loss)		(1,159,500)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	14,339,044
Unaffiliated issuers	(12,875,203)
Foreign currency transactions	(1,498)
Futures contracts	(104,397)
Total net realized gain (loss)		1,357,946
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	329,820,676
Assets and liabilities in foreign currencies	(11)
Futures contracts	692
Total change in net unrealized appreciation (depreciation)		329,821,357
Net gain (loss)		331,179,303
Net increase (decrease) in net assets resulting from operations		$330,019,803
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,159,500)	$17,382
Net realized gain (loss)	1,357,946	(25,771,564)
Change in net unrealized appreciation (depreciation)	329,821,357	168,911,281
Net increase (decrease) in net assets resulting from operations	330,019,803	143,157,099
Distributions to shareholders	(236,800)	-

Share transactions
Proceeds from sales of shares	933,997,799	296,642,887
Cost of shares redeemed	(69,143,727)	(22,813,838)

Net increase (decrease) in net assets resulting from share transactions	864,854,072	273,829,049
Total increase (decrease) in net assets	1,194,637,075	416,986,148

Net Assets
Beginning of period	780,383,086	363,396,938
End of period	$1,975,020,161	$780,383,086

Other Information
Shares
Sold	25,125,000	11,300,000
Redeemed	(1,925,000)	(925,000)
Net increase (decrease)	23,200,000	10,375,000

Financial Highlights
Fidelity® Blue Chip Growth ETF

Years ended July 31,	2024	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$31.28	$24.93	$32.77	$22.74	$20.00
Income from Investment Operations
Net investment income (loss) B,C	(.03)	- D	(.05)	(.08)	(.01)
Net realized and unrealized gain (loss)	9.78	6.35	(7.79)	10.11	2.75
Total from investment operations	9.75	6.35	(7.84)	10.03	2.74
Distributions from net investment income	(.01)	-	-	- D	-
Total distributions	(.01)	-	-	- D	-
Net asset value, end of period	$41.02	$31.28	$24.93	$32.77	$22.74
Total Return E,F,G	31.18%	25.44%	(23.92)%	44.14%	13.68%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.60%	.59%	.59%	.59%	.59% J
Expenses net of fee waivers, if any	.59%	.59%	.59%	.59%	.59% J
Expenses net of all reductions	.59%	.59%	.59%	.59%	.59% J
Net investment income (loss)	(.10)%	-% K	(.17)%	(.27)%	(.34)% J
Supplemental Data
Net assets, end of period (000 omitted)	$1,975,020	$780,383	$363,397	$407,189	$41,494
Portfolio turnover rate L,M	42%	30%	57%	63%	11% N

AFor the period June 2, 2020 (commencement of operations) through July 31, 2020.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DAmount represents less than $.005 per share.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GBased on net asset value.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAmount represents less than .005%.
LPortfolio turnover rate excludes securities received or delivered in-kind.
MAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
NAmount not annualized.
Fidelity® Blue Chip Value ETF
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 98.4%
	Shares	Value ($)
COMMUNICATION SERVICES - 5.1%
Entertainment - 2.3%
The Walt Disney Co.	30,475	2,855,203
Media - 2.8%
Comcast Corp. Class A	87,046	3,592,388
TOTAL COMMUNICATION SERVICES		6,447,591
CONSUMER DISCRETIONARY - 4.4%
Diversified Consumer Services - 1.8%
H&R Block, Inc.	39,486	2,287,819
Specialty Retail - 2.3%
Lowe's Companies, Inc.	4,844	1,189,250
Murphy U.S.A., Inc.	1,037	523,602
Ross Stores, Inc.	8,354	1,196,543
		2,909,395
Textiles, Apparel & Luxury Goods - 0.3%
Tapestry, Inc.	8,446	338,600
TOTAL CONSUMER DISCRETIONARY		5,535,814
CONSUMER STAPLES - 10.4%
Beverages - 3.8%
Coca-Cola Europacific Partners PLC	12,172	897,928
Diageo PLC sponsored ADR	5,706	711,824
Keurig Dr. Pepper, Inc.	41,495	1,422,449
The Coca-Cola Co.	24,949	1,665,096
		4,697,297
Consumer Staples Distribution & Retail - 1.6%
BJ's Wholesale Club Holdings, Inc. (a)	9,876	868,693
U.S. Foods Holding Corp. (a)	21,175	1,151,708
		2,020,401
Food Products - 1.4%
Mondelez International, Inc.	13,031	890,669
Tyson Foods, Inc. Class A	14,748	898,153
		1,788,822
Household Products - 1.1%
Procter & Gamble Co.	8,695	1,397,808
Personal Care Products - 2.5%
Haleon PLC ADR	120,320	1,100,928
Kenvue, Inc.	108,773	2,011,213
		3,112,141
TOTAL CONSUMER STAPLES		13,016,469
ENERGY - 8.4%
Oil, Gas & Consumable Fuels - 8.4%
Antero Resources Corp. (a)	25,198	731,246
Equinor ASA sponsored ADR	34,085	905,298
Exxon Mobil Corp.	48,554	5,758,019
Occidental Petroleum Corp.	14,407	876,234
Ovintiv, Inc.	16,280	756,043
Shell PLC ADR	20,813	1,523,928
		10,550,768
FINANCIALS - 24.7%
Banks - 12.7%
Bank of America Corp.	91,519	3,689,131
Cullen/Frost Bankers, Inc.	2,461	288,085
JPMorgan Chase & Co.	23,873	5,080,174
M&T Bank Corp.	6,985	1,202,607
PNC Financial Services Group, Inc.	9,370	1,696,907
U.S. Bancorp	24,836	1,114,640
Wells Fargo & Co.	47,871	2,840,665
		15,912,209
Capital Markets - 2.9%
BlackRock, Inc.	2,826	2,476,989
Northern Trust Corp.	12,458	1,104,402
		3,581,391
Financial Services - 3.5%
Apollo Global Management, Inc.	7,975	999,347
Berkshire Hathaway, Inc. Class B (a)	7,775	3,409,338
		4,408,685
Insurance - 5.6%
Chubb Ltd.	7,906	2,179,368
The Travelers Companies, Inc.	15,619	3,380,576
Willis Towers Watson PLC	5,423	1,530,804
		7,090,748
TOTAL FINANCIALS		30,993,033
HEALTH CARE - 17.1%
Health Care Providers & Services - 10.8%
Centene Corp. (a)	36,922	2,840,040
Cigna Group	10,382	3,619,892
CVS Health Corp.	26,287	1,585,895
Elevance Health, Inc.	3,399	1,808,370
UnitedHealth Group, Inc.	6,242	3,596,391
		13,450,588
Pharmaceuticals - 6.3%
AstraZeneca PLC sponsored ADR	30,579	2,420,328
Bristol-Myers Squibb Co.	42,615	2,026,769
Johnson & Johnson	13,475	2,127,029
Sanofi SA sponsored ADR	26,132	1,353,899
		7,928,025
TOTAL HEALTH CARE		21,378,613
INDUSTRIALS - 10.7%
Aerospace & Defense - 3.4%
L3Harris Technologies, Inc.	3,482	790,031
Lockheed Martin Corp.	2,643	1,432,295
Northrop Grumman Corp.	3,406	1,649,594
The Boeing Co. (a)	1,891	360,425
		4,232,345
Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	2,067	184,066
FedEx Corp.	4,307	1,301,791
		1,485,857
Building Products - 0.7%
Johnson Controls International PLC	11,892	850,754
Electrical Equipment - 1.0%
GE Vernova LLC	1,856	330,813
Regal Rexnord Corp.	6,166	990,753
		1,321,566
Machinery - 3.4%
Allison Transmission Holdings, Inc.	1,850	163,892
Cummins, Inc.	1,428	416,690
Deere & Co.	5,804	2,158,972
Oshkosh Corp.	2,107	228,926
Pentair PLC	14,602	1,283,078
		4,251,558
Professional Services - 1.0%
Genpact Ltd.	14,023	486,177
Maximus, Inc.	8,279	769,036
		1,255,213
TOTAL INDUSTRIALS		13,397,293
INFORMATION TECHNOLOGY - 7.3%
Communications Equipment - 2.1%
Cisco Systems, Inc.	53,023	2,568,964
Electronic Equipment, Instruments & Components - 0.2%
TE Connectivity Ltd.	1,603	247,391
IT Services - 2.5%
Amdocs Ltd.	16,785	1,468,184
Cognizant Technology Solutions Corp. Class A	22,665	1,715,287
		3,183,471
Semiconductors & Semiconductor Equipment - 0.9%
Broadcom, Inc.	1,380	221,738
Micron Technology, Inc.	6,266	688,132
NXP Semiconductors NV	813	213,949
		1,123,819
Software - 1.6%
Gen Digital, Inc.	63,808	1,658,370
Open Text Corp.	11,042	348,154
		2,006,524
TOTAL INFORMATION TECHNOLOGY		9,130,169
MATERIALS - 2.4%
Chemicals - 1.7%
CF Industries Holdings, Inc.	15,061	1,150,510
Nutrien Ltd.	19,232	984,678
		2,135,188
Containers & Packaging - 0.7%
Crown Holdings, Inc.	9,898	877,953
TOTAL MATERIALS		3,013,141
REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.2%
Crown Castle, Inc.	8,375	921,920
Simon Property Group, Inc.	3,438	527,527
		1,449,447
UTILITIES - 6.7%
Electric Utilities - 4.7%
Edison International	21,611	1,729,096
NextEra Energy, Inc.	10,246	782,692
PG&E Corp.	161,068	2,939,491
Southern Co.	5,490	458,525
		5,909,804
Independent Power and Renewable Electricity Producers - 0.5%
The AES Corp.	36,229	644,514
Multi-Utilities - 1.5%
National Grid PLC sponsored ADR	15,011	967,459
Sempra	10,741	859,924
		1,827,383
TOTAL UTILITIES		8,381,701
TOTAL COMMON STOCKS (Cost $106,038,173)		123,294,039

Money Market Funds - 1.6%
	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class 5.23% (b) (Cost $2,042,777)	2,042,777	2,042,777

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $108,080,950)	125,336,816
NET OTHER ASSETS (LIABILITIES) - 0.0%	20,468
NET ASSETS - 100.0%	125,357,284

Legend

(a)	Non-income producing
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	6,447,591	6,447,591	-	-
Consumer Discretionary	5,535,814	5,535,814	-	-
Consumer Staples	13,016,469	13,016,469	-	-
Energy	10,550,768	10,550,768	-	-
Financials	30,993,033	30,993,033	-	-
Health Care	21,378,613	21,378,613	-	-
Industrials	13,397,293	13,397,293	-	-
Information Technology	9,130,169	9,130,169	-	-
Materials	3,013,141	3,013,141	-	-
Real Estate	1,449,447	1,449,447	-	-
Utilities	8,381,701	8,381,701	-	-

Money Market Funds	2,042,777	2,042,777	-	-
Total Investments in Securities:	125,336,816	125,336,816	-	-
Fidelity® Blue Chip Value ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $108,080,950):		$125,336,816
Dividends receivable		99,461
Total assets		125,436,277
Liabilities
Payable for investments purchased	$9,917
Accrued management fee	60,076
Proxy fee payable	9,000
Total liabilities		78,993
Net Assets		$125,357,284
Net Assets consist of:
Paid in capital		$110,066,185
Total accumulated earnings (loss)		15,291,099
Net Assets		$125,357,284
Net Asset Value, offering price and redemption price per share ($125,357,284 ÷ 3,975,000 shares)		$31.54
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$2,943,407
Expenses
Management fee	$712,115
Independent trustees' fees and expenses	596
Miscellaneous	9,000
Total expenses before reductions	721,711
Expense reductions	(5,813)
Total expenses after reductions		715,898
Net Investment income (loss)		2,227,509
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	3,110,146
Unaffiliated issuers	451,003
Total net realized gain (loss)		3,561,149
Change in net unrealized appreciation (depreciation) on investment securities		6,653,132
Net gain (loss)		10,214,281
Net increase (decrease) in net assets resulting from operations		$12,441,790
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,227,509	$1,948,139
Net realized gain (loss)	3,561,149	2,342,593
Change in net unrealized appreciation (depreciation)	6,653,132	1,420,433
Net increase (decrease) in net assets resulting from operations	12,441,790	5,711,165
Distributions to shareholders	(2,193,525)	(2,839,975)

Share transactions
Proceeds from sales of shares	6,682,989	32,169,213
Cost of shares redeemed	(20,072,077)	(20,717,724)

Net increase (decrease) in net assets resulting from share transactions	(13,389,088)	11,451,489
Total increase (decrease) in net assets	(3,140,823)	14,322,679

Net Assets
Beginning of period	128,498,107	114,175,428
End of period	$125,357,284	$128,498,107

Other Information
Shares
Sold	225,000	1,125,000
Redeemed	(700,000)	(750,000)
Net increase (decrease)	(475,000)	375,000

Financial Highlights
Fidelity® Blue Chip Value ETF

Years ended July 31,	2024	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$28.88	$28.02	$28.63	$20.23	$20.00
Income from Investment Operations
Net investment income (loss) B,C	.54	.43	.39	.32	.03
Net realized and unrealized gain (loss)	2.65	1.04	(.03)	8.32	.21
Total from investment operations	3.19	1.47	.36	8.64	.24
Distributions from net investment income	(.53)	(.42)	(.39)	(.24)	(.01)
Distributions from net realized gain	-	(.19)	(.58)	-	-
Total distributions	(.53)	(.61)	(.97)	(.24)	(.01)
Net asset value, end of period	$31.54	$28.88	$28.02	$28.63	$20.23
Total Return D,E,F	11.22%	5.35%	1.27%	42.83%	1.23%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.60%	.59%	.59%	.59%	.59% I
Expenses net of fee waivers, if any	.59%	.59%	.59%	.59%	.59% I
Expenses net of all reductions	.59%	.59%	.59%	.58%	.59%
Net investment income (loss)	1.84%	1.53%	1.36%	1.22%	1.02% I
Supplemental Data
Net assets, end of period (000 omitted)	$125,357	$128,498	$114,175	$94,465	$8,093
Portfolio turnover rate J,K	33%	35%	54%	97%	20% L

AFor the period June 2, 2020 (commencement of operations) through July 31, 2020.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FBased on net asset value.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JPortfolio turnover rate excludes securities received or delivered in-kind.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
LAmount not annualized.
Fidelity® Fundamental Large Cap Core ETF
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.4%
	Shares	Value ($)
COMMUNICATION SERVICES - 9.8%
Entertainment - 0.1%
Universal Music Group NV	25,701	611,650
Interactive Media & Services - 7.9%
Alphabet, Inc. Class A	80,190	13,755,793
Meta Platforms, Inc. Class A	35,165	16,697,397
		30,453,190
Media - 1.8%
Comcast Corp. Class A	168,165	6,940,170
TOTAL COMMUNICATION SERVICES		38,005,010
CONSUMER DISCRETIONARY - 7.4%
Automobile Components - 0.7%
Modine Manufacturing Co. (a)	21,756	2,559,811
Broadline Retail - 3.2%
Amazon.com, Inc. (a)	62,747	11,732,434
MercadoLibre, Inc. (a)	277	462,285
		12,194,719
Diversified Consumer Services - 0.7%
H&R Block, Inc.	48,845	2,830,079
Hotels, Restaurants & Leisure - 1.0%
Airbnb, Inc. Class A (a)	8,735	1,219,057
Hilton Worldwide Holdings, Inc.	8,738	1,875,786
Marriott International, Inc. Class A	3,196	726,451
		3,821,294
Specialty Retail - 1.8%
Dick's Sporting Goods, Inc.	3,745	810,231
Lowe's Companies, Inc.	16,261	3,992,238
Williams-Sonoma, Inc.	14,019	2,168,459
		6,970,928
TOTAL CONSUMER DISCRETIONARY		28,376,831
CONSUMER STAPLES - 4.4%
Beverages - 2.3%
Diageo PLC	51,648	1,606,121
Keurig Dr. Pepper, Inc.	110,943	3,803,126
The Coca-Cola Co.	54,123	3,612,169
		9,021,416
Consumer Staples Distribution & Retail - 0.7%
Costco Wholesale Corp.	2,995	2,461,890
Personal Care Products - 1.4%
Haleon PLC	315,307	1,417,079
Kenvue, Inc.	217,293	4,017,748
		5,434,827
TOTAL CONSUMER STAPLES		16,918,133
ENERGY - 5.4%
Energy Equipment & Services - 0.1%
Tidewater, Inc. (a)	3,322	328,745
Oil, Gas & Consumable Fuels - 5.3%
Antero Resources Corp. (a)	82,213	2,385,821
Canadian Natural Resources Ltd.	28,185	1,000,004
Exxon Mobil Corp.	102,077	12,105,311
Imperial Oil Ltd.	5,933	425,041
Shell PLC ADR	64,964	4,756,664
		20,672,841
TOTAL ENERGY		21,001,586
FINANCIALS - 12.5%
Banks - 7.1%
Bank of America Corp.	234,092	9,436,249
JPMorgan Chase & Co.	9,441	2,009,045
PNC Financial Services Group, Inc.	22,747	4,119,482
U.S. Bancorp	85,490	3,836,791
Wells Fargo & Co.	133,438	7,918,211
		27,319,778
Capital Markets - 0.1%
Moody's Corp.	1,128	514,909
Financial Services - 3.0%
Apollo Global Management, Inc.	12,343	1,546,701
Fiserv, Inc. (a)	30,963	5,064,618
Global Payments, Inc.	5,963	606,079
MasterCard, Inc. Class A	1,580	732,662
Visa, Inc. Class A	13,651	3,626,661
		11,576,721
Insurance - 2.3%
Arthur J. Gallagher & Co.	4,718	1,337,506
Chubb Ltd.	9,298	2,563,087
Marsh & McLennan Companies, Inc.	6,716	1,494,780
The Travelers Companies, Inc.	15,471	3,348,543
		8,743,916
TOTAL FINANCIALS		48,155,324
HEALTH CARE - 12.6%
Biotechnology - 1.4%
AbbVie, Inc.	12,782	2,368,760
Regeneron Pharmaceuticals, Inc. (a)	2,993	3,230,016
		5,598,776
Health Care Equipment & Supplies - 1.3%
Boston Scientific Corp. (a)	66,707	4,928,313
Health Care Providers & Services - 4.4%
Cencora, Inc.	6,935	1,649,698
Cigna Group	15,482	5,398,109
CVS Health Corp.	10,638	641,791
Elevance Health, Inc.	5,001	2,660,682
Humana, Inc.	1,067	385,838
UnitedHealth Group, Inc.	10,909	6,285,329
		17,021,447
Life Sciences Tools & Services - 1.3%
Thermo Fisher Scientific, Inc.	7,952	4,877,280
Pharmaceuticals - 4.2%
Bristol-Myers Squibb Co.	100,700	4,789,292
Eli Lilly & Co.	7,422	5,969,292
GSK PLC sponsored ADR	30,448	1,180,469
Novo Nordisk A/S Series B sponsored ADR	9,475	1,256,669
Royalty Pharma PLC	111,893	3,152,026
		16,347,748
TOTAL HEALTH CARE		48,773,564
INDUSTRIALS - 11.7%
Aerospace & Defense - 3.4%
General Dynamics Corp.	5,261	1,571,513
General Electric Co.	35,492	6,040,738
Northrop Grumman Corp.	2,004	970,577
Spirit AeroSystems Holdings, Inc. Class A (a)	24,110	873,988
The Boeing Co. (a)	19,660	3,747,196
		13,204,012
Air Freight & Logistics - 1.5%
FedEx Corp.	8,798	2,659,196
United Parcel Service, Inc. Class B	23,631	3,080,773
		5,739,969
Commercial Services & Supplies - 0.3%
GFL Environmental, Inc.	27,032	1,048,857
Construction & Engineering - 0.4%
Quanta Services, Inc.	6,238	1,655,440
Electrical Equipment - 2.5%
Eaton Corp. PLC	12,837	3,912,589
GE Vernova LLC	12,505	2,228,891
nVent Electric PLC	7,758	563,464
Vertiv Holdings Co.	36,657	2,884,906
		9,589,850
Ground Transportation - 1.2%
Knight-Swift Transportation Holdings, Inc.	45,628	2,483,532
Uber Technologies, Inc. (a)	33,542	2,162,453
		4,645,985
Machinery - 0.8%
Allison Transmission Holdings, Inc.	33,316	2,951,464
Professional Services - 0.2%
KBR, Inc.	13,281	884,382
Trading Companies & Distributors - 1.4%
United Rentals, Inc.	4,437	3,359,253
Watsco, Inc.	4,387	2,147,393
		5,506,646
TOTAL INDUSTRIALS		45,226,605
INFORMATION TECHNOLOGY - 29.3%
Communications Equipment - 1.1%
Cisco Systems, Inc.	85,705	4,152,407
Electronic Equipment, Instruments & Components - 0.7%
Amphenol Corp. Class A	46,172	2,967,013
IT Services - 0.7%
Amdocs Ltd.	30,173	2,639,232
Semiconductors & Semiconductor Equipment - 11.7%
ASML Holding NV (depository receipt)	4,106	3,846,090
Broadcom, Inc.	47,711	7,666,203
Marvell Technology, Inc.	1,199	80,309
Micron Technology, Inc.	40,743	4,474,396
NVIDIA Corp.	206,247	24,135,024
NXP Semiconductors NV	4,274	1,124,746
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	23,310	3,864,798
		45,191,566
Software - 11.1%
Gen Digital, Inc.	56,278	1,462,665
Intuit, Inc.	6,747	4,367,670
Microsoft Corp.	70,032	29,297,889
Oracle Corp.	23,614	3,292,972
SAP SE sponsored ADR	20,834	4,408,474
		42,829,670
Technology Hardware, Storage & Peripherals - 4.0%
Apple, Inc.	69,691	15,476,977
TOTAL INFORMATION TECHNOLOGY		113,256,865
MATERIALS - 1.2%
Chemicals - 0.1%
Linde PLC	1,151	521,979
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	1,112	659,805
Metals & Mining - 0.9%
First Quantum Minerals Ltd.	93,443	1,143,799
Freeport-McMoRan, Inc.	34,787	1,579,678
Glencore PLC	140,237	774,851
		3,498,328
TOTAL MATERIALS		4,680,112
REAL ESTATE - 1.1%
Equity Real Estate Investment Trusts (REITs) - 1.1%
American Tower Corp.	7,628	1,681,211
Crown Castle, Inc.	21,505	2,367,270
Simon Property Group, Inc.	1,616	247,959
		4,296,440
UTILITIES - 4.0%
Electric Utilities - 4.0%
Constellation Energy Corp.	17,040	3,234,192
Edison International	62,339	4,987,743
Southern Co.	83,705	6,991,042
		15,212,977
TOTAL COMMON STOCKS (Cost $330,680,021)		383,903,447

Money Market Funds - 0.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b) (Cost $2,286,023)	2,285,566	2,286,023

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $332,966,044)	386,189,470
NET OTHER ASSETS (LIABILITIES) - 0.0%	155,160
NET ASSETS - 100.0%	386,344,630

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	-	97,142,359	94,856,332	88,677	(4)	-	2,286,023	0.0%
Total	-	97,142,359	94,856,332	88,677	(4)	-	2,286,023

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	38,005,010	38,005,010	-	-
Consumer Discretionary	28,376,831	28,376,831	-	-
Consumer Staples	16,918,133	16,918,133	-	-
Energy	21,001,586	21,001,586	-	-
Financials	48,155,324	48,155,324	-	-
Health Care	48,773,564	48,773,564	-	-
Industrials	45,226,605	45,226,605	-	-
Information Technology	113,256,865	113,256,865	-	-
Materials	4,680,112	4,680,112	-	-
Real Estate	4,296,440	4,296,440	-	-
Utilities	15,212,977	15,212,977	-	-

Money Market Funds	2,286,023	2,286,023	-	-
Total Investments in Securities:	386,189,470	386,189,470	-	-
Fidelity® Fundamental Large Cap Core ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $330,680,021)	$383,903,447
Fidelity Central Funds (cost $2,286,023)	2,286,023

Total Investment in Securities (cost $332,966,044)		$386,189,470
Foreign currency held at value (cost $1)		1
Receivable for fund shares sold		1,091,367
Dividends receivable		182,612
Distributions receivable from Fidelity Central Funds		26,214
Total assets		387,489,664
Liabilities
Payable for investments purchased	$1,011,116
Accrued management fee	119,518
Other payables and accrued expenses	14,400
Total liabilities		1,145,034
Net Assets		$386,344,630
Net Assets consist of:
Paid in capital		$337,116,542
Total accumulated earnings (loss)		49,228,088
Net Assets		$386,344,630
Net Asset Value, offering price and redemption price per share ($386,344,630 ÷ 8,850,000 shares)		$43.65
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$2,693,083
Income from Fidelity Central Funds		88,677
Total income		2,781,760
Expenses
Management fee	$982,378
Independent trustees' fees and expenses	828
Miscellaneous	14,397
Total expenses before reductions	997,603
Expense reductions	(8,446)
Total expenses after reductions		989,157
Net Investment income (loss)		1,792,603
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(1,459,939)
Redemptions in-kind	23,001,644
Fidelity Central Funds	(4)
Foreign currency transactions	(2,022)
Futures contracts	913,965
Total net realized gain (loss)		22,453,644
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	33,456,245
Assets and liabilities in foreign currencies	(14)
Total change in net unrealized appreciation (depreciation)		33,456,231
Net gain (loss)		55,909,875
Net increase (decrease) in net assets resulting from operations		$57,702,478
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,792,603	$825,760
Net realized gain (loss)	22,453,644	4,126,321
Change in net unrealized appreciation (depreciation)	33,456,231	13,991,450
Net increase (decrease) in net assets resulting from operations	57,702,478	18,943,531
Distributions to shareholders	(1,533,800)	(1,058,225)

Share transactions
Proceeds from sales of shares	303,260,878	63,669,740
Cost of shares redeemed	(81,007,492)	(29,908,118)

Net increase (decrease) in net assets resulting from share transactions	222,253,386	33,761,622
Total increase (decrease) in net assets	278,422,064	51,646,928

Net Assets
Beginning of period	107,922,566	56,275,638
End of period	$386,344,630	$107,922,566

Other Information
Shares
Sold	7,725,000	2,150,000
Redeemed	(2,000,000)	(975,000)
Net increase (decrease)	5,725,000	1,175,000

Financial Highlights
Fidelity® Fundamental Large Cap Core ETF

Years ended July 31,	2024	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$34.54	$28.86	$29.11	$20.37	$20.00
Income from Investment Operations
Net investment income (loss) B,C	.33	.30	.40	.36	.03
Net realized and unrealized gain (loss)	9.03	5.78	(.12)	8.75	.36
Total from investment operations	9.36	6.08	.28	9.11	.39
Distributions from net investment income	(.25)	(.33)	(.53)	(.37)	(.02)
Distributions from net realized gain	-	(.07)	-	-	-
Total distributions	(.25)	(.40)	(.53)	(.37)	(.02)
Net asset value, end of period	$43.65	$34.54	$28.86	$29.11	$20.37
Total Return D,E,F	27.19%	21.36%	1.00%	45.03%	1.95%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.47%	.59%	.59%	.59%	.59% I
Expenses net of fee waivers, if any	.47%	.59%	.59%	.59%	.59% I
Expenses net of all reductions	.47%	.59%	.59%	.58%	.59% I
Net investment income (loss)	.85%	.99%	1.36%	1.33%	1.00% I
Supplemental Data
Net assets, end of period (000 omitted)	$386,345	$107,923	$56,276	$60,407	$6,112
Portfolio turnover rate J,K	63%	76%	36%	68%	10% L

AFor the period June 2, 2020 (commencement of operations) through July 31, 2020.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FBased on net asset value.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JPortfolio turnover rate excludes securities received or delivered in-kind.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
LAmount not annualized.
Fidelity® Fundamental Large Cap Growth ETF
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 15.5%
Entertainment - 2.4%
Netflix, Inc. (a)	9,392	5,901,463
Roku, Inc. Class A (a)	16,655	969,488
Sea Ltd. ADR Class A (a)	11,760	772,632
		7,643,583
Interactive Media & Services - 12.3%
Alphabet, Inc.:
Class A	49,363	8,467,729
Class C	79,804	13,818,063
Meta Platforms, Inc. Class A	30,856	14,651,354
Reddit, Inc. Class A (b)	5,918	360,110
Snap, Inc. Class A (a)	127,827	1,702,656
		38,999,912
Wireless Telecommunication Services - 0.8%
T-Mobile U.S., Inc.	14,115	2,572,882
TOTAL COMMUNICATION SERVICES		49,216,377
CONSUMER DISCRETIONARY - 14.0%
Automobiles - 0.2%
Rivian Automotive, Inc. (a)	41,771	685,462
Broadline Retail - 7.6%
Amazon.com, Inc. (a)	126,301	23,615,761
PDD Holdings, Inc. ADR (a)	4,434	571,498
		24,187,259
Hotels, Restaurants & Leisure - 0.9%
Airbnb, Inc. Class A (a)	13,482	1,881,548
Domino's Pizza, Inc.	2,544	1,090,613
		2,972,161
Household Durables - 0.7%
TopBuild Corp. (a)	4,749	2,272,586
Specialty Retail - 3.2%
Carvana Co. Class A (a)	8,620	1,148,443
Dick's Sporting Goods, Inc.	3,627	784,701
Lowe's Companies, Inc.	19,121	4,694,397
RH (a)	4,758	1,380,201
TJX Companies, Inc.	17,694	1,999,776
Wayfair LLC Class A (a)	1,821	99,117
		10,106,635
Textiles, Apparel & Luxury Goods - 1.4%
lululemon athletica, Inc. (a)	9,745	2,520,642
LVMH Moet Hennessy Louis Vuitton SE	2,564	1,812,003
		4,332,645
TOTAL CONSUMER DISCRETIONARY		44,556,748
CONSUMER STAPLES - 2.0%
Beverages - 1.2%
Celsius Holdings, Inc. (a)	9,779	457,951
Keurig Dr. Pepper, Inc.	48,496	1,662,443
Monster Beverage Corp. (a)	33,017	1,698,725
		3,819,119
Consumer Staples Distribution & Retail - 0.5%
Target Corp.	1,565	235,392
Walmart, Inc.	20,164	1,384,057
		1,619,449
Tobacco - 0.3%
Philip Morris International, Inc.	6,478	746,006
TOTAL CONSUMER STAPLES		6,184,574
ENERGY - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Exxon Mobil Corp.	15,067	1,786,796
Range Resources Corp.	20,304	634,094
Reliance Industries Ltd. GDR (c)	11,348	818,191
		3,239,081
FINANCIALS - 3.4%
Capital Markets - 1.0%
Ares Management Corp. Class A,	5,058	774,886
Coinbase Global, Inc. (a)	7,567	1,697,732
Robinhood Markets, Inc. (a)	36,130	743,194
		3,215,812
Financial Services - 2.4%
Block, Inc. Class A (a)	4,666	288,732
Flywire Corp. (a)	64,949	1,189,216
MasterCard, Inc. Class A	13,060	6,056,053
		7,534,001
TOTAL FINANCIALS		10,749,813
HEALTH CARE - 9.8%
Biotechnology - 2.5%
Alnylam Pharmaceuticals, Inc. (a)	8,082	1,919,152
Argenx SE ADR (a)	1,457	751,623
Ideaya Biosciences, Inc. (a)	8,997	387,321
Ionis Pharmaceuticals, Inc. (a)	13,062	646,047
Legend Biotech Corp. ADR (a)	2,663	150,167
Moderna, Inc. (a)	6,530	778,507
Nuvalent, Inc. Class A (a)	5,230	418,086
Regeneron Pharmaceuticals, Inc. (a)	1,866	2,013,769
Roivant Sciences Ltd. (a)	29,146	316,234
Vaxcyte, Inc. (a)	6,954	548,601
		7,929,507
Health Care Equipment & Supplies - 2.3%
Boston Scientific Corp. (a)	67,887	5,015,492
DexCom, Inc. (a)	7,408	502,411
Insulet Corp. (a)	5,907	1,148,025
TransMedics Group, Inc. (a)	4,479	637,183
		7,303,111
Health Care Providers & Services - 1.0%
HealthEquity, Inc. (a)	13,449	1,055,478
UnitedHealth Group, Inc.	3,483	2,006,765
		3,062,243
Life Sciences Tools & Services - 1.7%
Bruker Corp.	17,435	1,194,472
Danaher Corp.	8,071	2,236,313
Thermo Fisher Scientific, Inc.	3,033	1,860,260
		5,291,045
Pharmaceuticals - 2.3%
Eli Lilly & Co.	5,460	4,391,314
Intra-Cellular Therapies, Inc. (a)	9,735	766,339
Novo Nordisk A/S Series B sponsored ADR	10,661	1,413,968
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	43,775	762,998
		7,334,619
TOTAL HEALTH CARE		30,920,525
INDUSTRIALS - 7.2%
Aerospace & Defense - 1.3%
General Electric Co.	15,787	2,686,947
Howmet Aerospace, Inc.	16,488	1,577,902
		4,264,849
Construction & Engineering - 1.4%
Comfort Systems U.S.A., Inc.	6,131	2,038,067
EMCOR Group, Inc.	6,152	2,309,707
		4,347,774
Electrical Equipment - 2.3%
Eaton Corp. PLC	12,161	3,706,551
GE Vernova LLC	5,657	1,008,304
Vertiv Holdings Co.	32,316	2,543,269
		7,258,124
Ground Transportation - 2.2%
Lyft, Inc. (a)	46,811	564,073
Uber Technologies, Inc. (a)	97,395	6,279,056
		6,843,129
TOTAL INDUSTRIALS		22,713,876
INFORMATION TECHNOLOGY - 46.0%
Electronic Equipment, Instruments & Components - 0.7%
Flex Ltd. (a)	68,364	2,197,903
IT Services - 0.8%
MongoDB, Inc. Class A (a)	6,265	1,581,035
Shopify, Inc. Class A (a)	17,821	1,091,474
		2,672,509
Semiconductors & Semiconductor Equipment - 21.9%
ASML Holding NV (depository receipt)	5,171	4,843,676
Broadcom, Inc.	5,750	923,910
First Solar, Inc. (a)	4,341	937,613
Marvell Technology, Inc.	32,158	2,153,943
Micron Technology, Inc.	23,355	2,564,846
Monolithic Power Systems, Inc.	3,026	2,611,710
NVIDIA Corp.	353,142	41,324,670
NXP Semiconductors NV	19,038	5,010,040
ON Semiconductor Corp. (a)	34,695	2,714,884
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	37,341	6,191,138
		69,276,430
Software - 12.9%
Cadence Design Systems, Inc. (a)	10,497	2,809,627
HubSpot, Inc. (a)	4,302	2,138,223
Microsoft Corp.	79,766	33,370,106
Salesforce, Inc.	10,255	2,653,994
		40,971,950
Technology Hardware, Storage & Peripherals - 9.7%
Apple, Inc.	138,936	30,854,907
TOTAL INFORMATION TECHNOLOGY		145,973,699
MATERIALS - 0.2%
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	17,282	784,776
REAL ESTATE - 0.4%
Real Estate Management & Development - 0.4%
CoStar Group, Inc. (a)	17,243	1,345,299
UTILITIES - 0.3%
Independent Power and Renewable Electricity Producers - 0.3%
Vistra Corp.	10,034	794,893
TOTAL COMMON STOCKS (Cost $237,254,975)		316,479,661

Money Market Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (d)	679,998	680,134
Fidelity Securities Lending Cash Central Fund 5.39% (d)(e)	71,693	71,700
TOTAL MONEY MARKET FUNDS (Cost $751,834)		751,834

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $238,006,809)	317,231,495
NET OTHER ASSETS (LIABILITIES) - 0.0%	(100,993)
NET ASSETS - 100.0%	317,130,502

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $818,191 or 0.3% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	-	69,390,554	68,710,424	39,042	4	-	680,134	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	-	538,772	467,072	18	-	-	71,700	0.0%
Total	-	69,929,326	69,177,496	39,060	4	-	751,834

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	49,216,377	49,216,377	-	-
Consumer Discretionary	44,556,748	44,556,748	-	-
Consumer Staples	6,184,574	6,184,574	-	-
Energy	3,239,081	3,239,081	-	-
Financials	10,749,813	10,749,813	-	-
Health Care	30,920,525	30,920,525	-	-
Industrials	22,713,876	22,713,876	-	-
Information Technology	145,973,699	145,973,699	-	-
Materials	784,776	784,776	-	-
Real Estate	1,345,299	1,345,299	-	-
Utilities	794,893	794,893	-	-

Money Market Funds	751,834	751,834	-	-
Total Investments in Securities:	317,231,495	317,231,495	-	-
Fidelity® Fundamental Large Cap Growth ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value (including securities loaned of $73,020) - See accompanying schedule:
Unaffiliated issuers (cost $237,254,975)	$316,479,661
Fidelity Central Funds (cost $751,834)	751,834

Total Investment in Securities (cost $238,006,809)		$317,231,495
Cash		30,225
Foreign currency held at value (cost $24)		24
Dividends receivable		51,753
Distributions receivable from Fidelity Central Funds		4,708
Total assets		317,318,205
Liabilities
Accrued management fee	$104,484
Proxy fee payable	11,519
Collateral on securities loaned	71,700
Total liabilities		187,703
Net Assets		$317,130,502
Net Assets consist of:
Paid in capital		$260,140,111
Total accumulated earnings (loss)		56,990,391
Net Assets		$317,130,502
Net Asset Value, offering price and redemption price per share ($317,130,502 ÷ 13,800,000 shares)		$22.98
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$1,040,123
Income from Fidelity Central Funds (including $18 from security lending)		39,060
Total income		1,079,183
Expenses
Management fee	$1,192,982
Independent trustees' fees and expenses	1,088
Miscellaneous	11,519
Total expenses before reductions	1,205,589
Expense reductions	(4,819)
Total expenses after reductions		1,200,770
Net Investment income (loss)		(121,587)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(1,833,358)
Redemptions in-kind	29,757,468
Fidelity Central Funds	4
Foreign currency transactions	1,715
Futures contracts	713,548
Total net realized gain (loss)		28,639,377
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	37,218,587
Assets and liabilities in foreign currencies	72
Total change in net unrealized appreciation (depreciation)		37,218,659
Net gain (loss)		65,858,036
Net increase (decrease) in net assets resulting from operations		$65,736,449
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(121,587)	$(76,527)
Net realized gain (loss)	28,639,377	(3,369,028)
Change in net unrealized appreciation (depreciation)	37,218,659	44,562,111
Net increase (decrease) in net assets resulting from operations	65,736,449	41,116,556

Share transactions
Proceeds from sales of shares	135,430,154	118,430,789
Cost of shares redeemed	(79,135,184)	(26,758,280)

Net increase (decrease) in net assets resulting from share transactions	56,294,970	91,672,509
Total increase (decrease) in net assets	122,031,419	132,789,065

Net Assets
Beginning of period	195,099,083	62,310,018
End of period	$317,130,502	$195,099,083

Other Information
Shares
Sold	6,600,000	8,550,000
Redeemed	(3,675,000)	(1,975,000)
Net increase (decrease)	2,925,000	6,575,000

Financial Highlights
Fidelity® Fundamental Large Cap Growth ETF

Years ended July 31,	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$17.94	$14.49	$21.16	$20.00
Income from Investment Operations
Net investment income (loss) B,C	(.01)	(.01)	(.03)	(.03)
Net realized and unrealized gain (loss)	5.05	3.46	(6.64)	1.19
Total from investment operations	5.04	3.45	(6.67)	1.16
Net asset value, end of period	$22.98	$17.94	$14.49	$21.16
Total Return D,E,F	28.10%	23.80%	(31.53)%	5.82%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.49%	.59%	.59%	.59% I
Expenses net of fee waivers, if any	.48%	.59%	.59%	.59% I
Expenses net of all reductions	.48%	.59%	.59%	.59% I
Net investment income (loss)	(.05)%	(.07)%	(.19)%	(.33)% I
Supplemental Data
Net assets, end of period (000 omitted)	$317,131	$195,099	$62,310	$39,679
Portfolio turnover rate J,K	52%	78%	99%	49% L

AFor the period February 2, 2021 (commencement of operations) through July 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FBased on net asset value.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
KPortfolio turnover rate excludes securities received or delivered in-kind.
LAmount not annualized.
Fidelity® Fundamental Large Cap Value ETF
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.5%
	Shares	Value ($)
COMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 0.8%
Cellnex Telecom SA (a)	388	13,513
Media - 3.0%
Comcast Corp. Class A	895	36,937
Interpublic Group of Companies, Inc.	211	6,788
Nexstar Media Group, Inc.	19	3,511
		47,236
TOTAL COMMUNICATION SERVICES		60,749
CONSUMER DISCRETIONARY - 4.5%
Automobile Components - 0.4%
Aptiv PLC (b)	91	6,314
Automobiles - 0.3%
Harley-Davidson, Inc.	130	4,875
Diversified Consumer Services - 0.3%
H&R Block, Inc.	76	4,403
Household Durables - 0.6%
Tempur Sealy International, Inc.	204	10,679
Leisure Products - 0.9%
BRP, Inc.	82	5,941
Brunswick Corp.	115	9,367
		15,308
Specialty Retail - 1.8%
Advance Auto Parts, Inc.	78	4,940
Lithia Motors, Inc. Class A (sub. vtg.)	25	6,908
Lowe's Companies, Inc.	38	9,329
Signet Jewelers Ltd.	39	3,281
Upbound Group, Inc.	109	4,113
		28,571
Textiles, Apparel & Luxury Goods - 0.2%
Tapestry, Inc.	67	2,686
TOTAL CONSUMER DISCRETIONARY		72,836
CONSUMER STAPLES - 7.5%
Beverages - 1.4%
Keurig Dr. Pepper, Inc.	374	12,821
The Coca-Cola Co.	137	9,143
		21,964
Consumer Staples Distribution & Retail - 1.5%
U.S. Foods Holding Corp. (b)	438	23,823
Food Products - 2.5%
Bunge Global SA	38	3,999
Darling Ingredients, Inc. (b)	125	4,966
Lamb Weston Holdings, Inc.	173	10,383
The J.M. Smucker Co.	169	19,934
		39,282
Personal Care Products - 1.9%
Kenvue, Inc.	1,691	31,267
Tobacco - 0.2%
Philip Morris International, Inc.	30	3,455
TOTAL CONSUMER STAPLES		119,791
ENERGY - 10.1%
Oil, Gas & Consumable Fuels - 10.1%
Antero Resources Corp. (b)	110	3,192
Canadian Natural Resources Ltd.	888	31,528
Cenovus Energy, Inc. (Canada)	335	6,750
Exxon Mobil Corp.	613	72,694
Shell PLC ADR	469	34,340
Targa Resources Corp.	99	13,393
		161,897
FINANCIALS - 23.7%
Banks - 10.7%
Bank of America Corp.	932	37,569
East West Bancorp, Inc.	24	2,109
First Citizens Bancshares, Inc. Class B	1	1,905
JPMorgan Chase & Co.	328	69,798
KeyCorp	519	8,371
Webster Financial Corp.	36	1,786
Wells Fargo & Co.	834	49,490
		171,028
Capital Markets - 1.6%
Carlyle Group LP	180	8,953
Raymond James Financial, Inc.	140	16,240
		25,193
Consumer Finance - 1.0%
Ally Financial, Inc.	193	8,687
OneMain Holdings, Inc.	74	3,867
SLM Corp.	196	4,447
		17,001
Financial Services - 2.8%
Apollo Global Management, Inc.	175	21,929
Berkshire Hathaway, Inc. Class B (b)	38	16,663
Global Payments, Inc.	70	7,115
		45,707
Insurance - 7.6%
American Financial Group, Inc.	106	13,882
Chubb Ltd.	44	12,129
First American Financial Corp.	100	6,058
Hartford Financial Services Group, Inc.	376	41,706
Old Republic International Corp.	348	12,048
The Travelers Companies, Inc.	163	35,280
		121,103
TOTAL FINANCIALS		380,032
HEALTH CARE - 13.4%
Health Care Providers & Services - 8.9%
Cencora, Inc.	59	14,035
Centene Corp. (b)	199	15,307
Cigna Group	73	25,453
CVS Health Corp.	320	19,306
Elevance Health, Inc.	59	31,390
Molina Healthcare, Inc. (b)	6	2,048
UnitedHealth Group, Inc.	62	35,722
		143,261
Life Sciences Tools & Services - 0.1%
Fortrea Holdings, Inc. (b)	41	1,131
Pharmaceuticals - 4.4%
AstraZeneca PLC sponsored ADR	221	17,492
Johnson & Johnson	206	32,517
Merck & Co., Inc.	125	14,141
Roche Holding AG (participation certificate)	9	2,930
Sanofi SA sponsored ADR	52	2,694
		69,774
TOTAL HEALTH CARE		214,166
INDUSTRIALS - 14.2%
Aerospace & Defense - 0.7%
Lockheed Martin Corp.	20	10,838
Air Freight & Logistics - 1.7%
FedEx Corp.	90	27,203
Building Products - 2.3%
Johnson Controls International PLC	411	29,403
UFP Industries, Inc.	56	7,388
		36,791
Commercial Services & Supplies - 0.8%
The Brink's Co.	87	9,569
Vestis Corp.	273	3,541
		13,110
Construction & Engineering - 0.9%
Fluor Corp. (b)	228	10,967
MDU Resources Group, Inc.	161	4,337
		15,304
Electrical Equipment - 0.7%
Regal Rexnord Corp.	69	11,087
Ground Transportation - 1.4%
U-Haul Holding Co. (b)	192	12,824
XPO, Inc. (b)	81	9,306
		22,130
Machinery - 3.4%
Allison Transmission Holdings, Inc.	250	22,148
Atmus Filtration Technologies, Inc.	216	6,661
Gates Industrial Corp. PLC (b)	330	6,135
Terex Corp.	53	3,353
Timken Co.	183	15,912
		54,209
Professional Services - 0.9%
Concentrix Corp.	152	10,716
Genpact Ltd.	122	4,230
		14,946
Trading Companies & Distributors - 1.4%
GMS, Inc. (b)	77	7,410
Herc Holdings, Inc.	33	5,143
WESCO International, Inc.	53	9,272
		21,825
TOTAL INDUSTRIALS		227,443
INFORMATION TECHNOLOGY - 9.2%
Communications Equipment - 4.0%
Ciena Corp. (b)	68	3,586
Cisco Systems, Inc.	1,150	55,718
Lumentum Holdings, Inc. (b)	90	4,660
		63,964
Electronic Equipment, Instruments & Components - 0.6%
TD SYNNEX Corp.	82	9,772
IT Services - 1.5%
Amdocs Ltd.	154	13,470
GoDaddy, Inc. (b)	77	11,200
		24,670
Semiconductors & Semiconductor Equipment - 1.8%
Microchip Technology, Inc.	170	15,093
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	83	13,761
		28,854
Software - 0.8%
Gen Digital, Inc.	513	13,333
Technology Hardware, Storage & Peripherals - 0.5%
HP, Inc.	208	7,507
TOTAL INFORMATION TECHNOLOGY		148,100
MATERIALS - 3.3%
Chemicals - 1.6%
Olin Corp.	115	5,245
The Chemours Co. LLC	203	4,907
Westlake Corp.	109	16,117
		26,269
Containers & Packaging - 1.3%
Graphic Packaging Holding Co.	435	13,094
Smurfit Westrock PLC	168	7,533
		20,627
Paper & Forest Products - 0.4%
Louisiana-Pacific Corp.	59	5,791
TOTAL MATERIALS		52,687
REAL ESTATE - 4.3%
Equity Real Estate Investment Trusts (REITs) - 4.1%
Camden Property Trust (SBI)	41	4,541
Crown Castle, Inc.	20	2,202
Prologis, Inc.	211	26,597
Public Storage Operating Co.	35	10,357
Welltower, Inc.	190	21,138
		64,835
Real Estate Management & Development - 0.2%
Compass, Inc. (b)	744	3,266
TOTAL REAL ESTATE		68,101
UTILITIES - 5.5%
Electric Utilities - 3.6%
Constellation Energy Corp.	44	8,351
Edison International	317	25,363
PG&E Corp.	1,311	23,926
		57,640
Independent Power and Renewable Electricity Producers - 1.0%
The AES Corp.	482	8,575
Vistra Corp.	93	7,367
		15,942
Multi-Utilities - 0.9%
Sempra	179	14,331
TOTAL UTILITIES		87,913
TOTAL COMMON STOCKS (Cost $1,500,969)		1,593,715

TOTAL INVESTMENT IN SECURITIES - 99.5% (Cost $1,500,969)	1,593,715
NET OTHER ASSETS (LIABILITIES) - 0.5%	7,796
NET ASSETS - 100.0%	1,601,511

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,513 or 0.8% of net assets.

(b)	Non-income producing

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	-	53,844	53,844	20	-	-	-	0.0%
Total	-	53,844	53,844	20	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	60,749	60,749	-	-
Consumer Discretionary	72,836	72,836	-	-
Consumer Staples	119,791	119,791	-	-
Energy	161,897	161,897	-	-
Financials	380,032	380,032	-	-
Health Care	214,166	214,166	-	-
Industrials	227,443	227,443	-	-
Information Technology	148,100	148,100	-	-
Materials	52,687	52,687	-	-
Real Estate	68,101	68,101	-	-
Utilities	87,913	87,913	-	-

Total Investments in Securities:	1,593,715	1,593,715	-	-
Fidelity® Fundamental Large Cap Value ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $1,500,969):		$1,593,715
Cash		8,106
Foreign currency held at value (cost $2)		2
Dividends receivable		424
Distributions receivable from Fidelity Central Funds		2
Total assets		1,602,249
Liabilities
Accrued management fee	$498
Proxy fee payable	240
Total liabilities		738
Net Assets		$1,601,511
Net Assets consist of:
Paid in capital		$1,507,654
Total accumulated earnings (loss)		93,857
Net Assets		$1,601,511
Net Asset Value, offering price and redemption price per share ($1,601,511 ÷ 75,000 shares)		$21.35
Statement of Operations
For the period February 22, 2024 (commencement of operations) through July 31, 2024
Investment Income
Dividends		$12,614
Income from Fidelity Central Funds		20
Total income		12,634
Expenses
Management fee	$2,281
Independent trustees' fees and expenses	2
Proxy fee	240
Total expenses before reductions	2,523
Expense reductions	(228)
Total expenses after reductions		2,295
Net Investment income (loss)		10,339
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(411)
Foreign currency transactions	7
Total net realized gain (loss)		(404)
Change in net unrealized appreciation (depreciation) on investment securities		92,746
Net gain (loss)		92,342
Net increase (decrease) in net assets resulting from operations		$102,681
Statement of Changes in Net Assets

For the period February 22, 2024 (commencement of operations) through July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,339
Net realized gain (loss)	(404)
Change in net unrealized appreciation (depreciation)	92,746
Net increase (decrease) in net assets resulting from operations	102,681
Distributions to shareholders	(8,825)

Share transactions
Proceeds from sales of shares	1,507,655

Net increase (decrease) in net assets resulting from share transactions	1,507,655
Total increase (decrease) in net assets	1,601,511

Net Assets
Beginning of period	-
End of period	$1,601,511

Other Information
Shares
Sold	75,000
Net increase (decrease)	75,000

Financial Highlights
Fidelity® Fundamental Large Cap Value ETF

Years ended July 31,	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$20.13
Income from Investment Operations
Net investment income (loss) B,C	.16
Net realized and unrealized gain (loss)	1.19
Total from investment operations	1.35
Distributions from net investment income	(.13)
Total distributions	(.13)
Net asset value, end of period	$21.35
Total Return D,E,F	6.78%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.40% I,J
Expenses net of fee waivers, if any	.38 % I,J
Expenses net of all reductions	.38% I,J
Net investment income (loss)	1.72% I,J
Supplemental Data
Net assets, end of period (000 omitted)	$1,602
Portfolio turnover rate K	29 % L,M

AFor the period February 22, 2024 (commencement of operations) through July 31, 2024.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FBased on net asset value.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JProxy expenses are not annualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
LAmount not annualized.
MPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Fundamental Small-Mid Cap ETF
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.0%
	Shares	Value ($)
COMMUNICATION SERVICES - 0.8%
Media - 0.8%
Nexstar Media Group, Inc.	3,504	647,504
CONSUMER DISCRETIONARY - 13.7%
Automobile Components - 0.8%
LCI Industries	1,899	221,594
Lear Corp.	2,177	265,681
Patrick Industries, Inc.	1,087	139,201
		626,476
Diversified Consumer Services - 0.3%
Laureate Education, Inc.	13,952	216,256
Hotels, Restaurants & Leisure - 1.0%
Brinker International, Inc. (a)	4,674	312,270
Churchill Downs, Inc.	3,040	436,422
		748,692
Household Durables - 3.0%
Helen of Troy Ltd. (a)	1,420	83,936
KB Home	5,684	489,279
SharkNinja, Inc.	7,819	600,890
Tempur Sealy International, Inc.	20,553	1,075,950
		2,250,055
Leisure Products - 1.0%
BRP, Inc.	3,022	218,853
Brunswick Corp.	6,922	563,797
		782,650
Specialty Retail - 5.6%
Academy Sports & Outdoors, Inc.	7,534	407,363
Advance Auto Parts, Inc.	3,000	189,990
AutoZone, Inc. (a)	342	1,071,722
Boot Barn Holdings, Inc. (a)	4,147	553,542
Dick's Sporting Goods, Inc.	3,104	671,550
Murphy U.S.A., Inc.	2,116	1,068,411
Upbound Group, Inc.	7,290	275,052
		4,237,630
Textiles, Apparel & Luxury Goods - 2.0%
Crocs, Inc. (a)	6,499	873,271
Gildan Activewear, Inc.	6,025	245,037
PVH Corp.	3,924	400,209
		1,518,517
TOTAL CONSUMER DISCRETIONARY		10,380,276
CONSUMER STAPLES - 4.3%
Consumer Staples Distribution & Retail - 3.4%
BJ's Wholesale Club Holdings, Inc. (a)	11,277	991,925
Performance Food Group Co. (a)	11,299	779,631
U.S. Foods Holding Corp. (a)	14,534	790,504
		2,562,060
Food Products - 0.9%
Lamb Weston Holdings, Inc.	4,755	285,395
Nomad Foods Ltd.	19,418	371,078
		656,473
TOTAL CONSUMER STAPLES		3,218,533
ENERGY - 6.8%
Energy Equipment & Services - 4.1%
Cactus, Inc.	12,905	814,564
Championx Corp.	8,923	305,702
Expro Group Holdings NV (a)	6,289	146,031
Liberty Energy, Inc. Class A	23,860	576,219
TechnipFMC PLC	42,720	1,260,242
		3,102,758
Oil, Gas & Consumable Fuels - 2.7%
Antero Resources Corp. (a)	33,859	982,588
Cheniere Energy, Inc.	3,872	707,182
Northern Oil & Gas, Inc.	6,516	281,426
Sitio Royalties Corp.	2,147	52,279
		2,023,475
TOTAL ENERGY		5,126,233
FINANCIALS - 16.3%
Banks - 6.4%
BOK Financial Corp.	3,428	352,536
Cadence Bank	14,666	482,071
Eastern Bankshares, Inc.	23,396	389,309
First Bancorp, Puerto Rico	12,736	273,187
First Citizens Bancshares, Inc.	267	557,413
First Interstate Bancsystem, Inc.	9,878	311,848
Independent Bank Group, Inc.	3,912	231,043
M&T Bank Corp.	1,299	223,649
Pinnacle Financial Partners, Inc.	5,669	546,038
Synovus Financial Corp.	11,941	558,242
Trico Bancshares	1,453	67,608
Webster Financial Corp.	9,228	457,893
Wintrust Financial Corp.	3,690	399,258
		4,850,095
Capital Markets - 2.3%
Houlihan Lokey	3,404	511,451
LPL Financial	2,173	481,363
Raymond James Financial, Inc.	3,186	369,576
Stifel Financial Corp.	4,384	388,729
		1,751,119
Consumer Finance - 1.6%
Discover Financial Services	4,873	701,663
FirstCash Holdings, Inc.	4,650	518,940
		1,220,603
Insurance - 6.0%
American Financial Group, Inc.	2,820	369,307
Arch Capital Group Ltd. (a)	9,849	943,337
Assurant, Inc.	3,463	605,575
Enstar Group Ltd. (a)	795	257,898
First American Financial Corp.	8,945	541,888
Old Republic International Corp.	20,758	718,642
Primerica, Inc.	1,775	446,892
Reinsurance Group of America, Inc.	2,671	602,124
		4,485,663
TOTAL FINANCIALS		12,307,480
HEALTH CARE - 10.6%
Biotechnology - 2.7%
ALX Oncology Holdings, Inc. (a)	258	1,238
AnaptysBio, Inc. (a)	2,453	85,463
Arcellx, Inc. (a)	1,768	109,280
Argenx SE ADR (a)	577	297,657
Astria Therapeutics, Inc. (a)	6,812	79,564
Autolus Therapeutics PLC ADR (a)	16,338	76,625
Cargo Therapeutics, Inc.	2,644	45,027
Celldex Therapeutics, Inc. (a)	2,368	90,244
Crinetics Pharmaceuticals, Inc. (a)	2,807	149,108
Cytokinetics, Inc. (a)	2,580	152,246
Keros Therapeutics, Inc. (a)	244	12,239
Madrigal Pharmaceuticals, Inc. (a)	553	157,417
Merus BV (a)	1,169	62,004
Moonlake Immunotherapeutics Class A (a)	1,120	46,648
Nuvalent, Inc. Class A (a)	1,279	102,243
Repligen Corp. (a)	1,021	170,864
Vaxcyte, Inc. (a)	2,119	167,168
Vericel Corp. (a)	2,084	105,284
Viridian Therapeutics, Inc. (a)	4,966	83,677
Xenon Pharmaceuticals, Inc. (a)	1,597	68,879
Zentalis Pharmaceuticals, Inc. (a)	930	3,618
		2,066,493
Health Care Equipment & Supplies - 2.3%
Hologic, Inc. (a)	5,353	436,858
Masimo Corp. (a)	2,227	238,244
PROCEPT BioRobotics Corp. (a)	4,250	269,110
TransMedics Group, Inc. (a)	5,714	812,874
		1,757,086
Health Care Providers & Services - 3.6%
AMN Healthcare Services, Inc. (a)	4,962	335,530
Cardinal Health, Inc.	3,913	394,548
Molina Healthcare, Inc. (a)	2,445	834,405
Owens & Minor, Inc. (a)	7,231	118,733
Universal Health Services, Inc. Class B	4,994	1,067,517
		2,750,733
Life Sciences Tools & Services - 1.5%
10X Genomics, Inc. (a)	746	15,420
Charles River Laboratories International, Inc. (a)	2,017	492,350
ICON PLC (a)	267	87,693
Medpace Holdings, Inc. (a)	1,295	495,363
		1,090,826
Pharmaceuticals - 0.5%
Arvinas Holding Co. LLC (a)	1,391	38,266
Axsome Therapeutics, Inc. (a)	892	77,881
Edgewise Therapeutics, Inc. (a)	4,656	79,292
Longboard Pharmaceuticals, Inc. (a)	2,251	74,823
Prestige Consumer Healthcare, Inc. (a)	680	48,151
Structure Therapeutics, Inc. ADR (a)	917	34,287
		352,700
TOTAL HEALTH CARE		8,017,838
INDUSTRIALS - 22.4%
Building Products - 1.5%
AZZ, Inc.	3,173	253,713
Hayward Holdings, Inc. (a)	25,623	378,964
Tecnoglass, Inc.	9,122	490,855
		1,123,532
Commercial Services & Supplies - 0.5%
The Brink's Co.	3,720	409,163
Construction & Engineering - 2.5%
AECOM	4,903	444,261
EMCOR Group, Inc.	3,201	1,201,783
Granite Construction, Inc.	3,368	230,573
		1,876,617
Electrical Equipment - 4.0%
Acuity Brands, Inc.	2,262	568,554
AMETEK, Inc.	3,332	578,035
Atkore, Inc.	3,411	460,485
Regal Rexnord Corp.	4,661	748,929
Vertiv Holdings Co.	8,726	686,736
		3,042,739
Ground Transportation - 2.1%
ArcBest Corp.	2,143	270,125
TFI International, Inc.	5,654	880,611
XPO, Inc. (a)	3,980	457,262
		1,607,998
Machinery - 5.5%
Allison Transmission Holdings, Inc.	6,108	541,108
Crane Co.	4,955	794,881
Federal Signal Corp.	5,023	502,149
Gates Industrial Corp. PLC (a)	14,442	268,477
ITT, Inc.	6,113	864,745
SPX Technologies, Inc. (a)	5,432	801,437
Terex Corp.	6,256	395,755
		4,168,552
Professional Services - 3.4%
CACI International, Inc. (a)	1,635	754,520
Concentrix Corp.	4,270	301,035
Genpact Ltd.	13,032	451,819
KBR, Inc.	6,371	424,245
Kforce, Inc.	2,271	157,766
Maximus, Inc.	4,998	464,264
		2,553,649
Trading Companies & Distributors - 2.9%
Applied Industrial Technologies, Inc.	2,998	654,134
Beacon Roofing Supply, Inc. (a)	5,342	549,158
Core & Main, Inc. (a)	8,270	442,197
GMS, Inc. (a)	2,740	263,670
Rush Enterprises, Inc. Class A	5,126	261,477
		2,170,636
TOTAL INDUSTRIALS		16,952,886
INFORMATION TECHNOLOGY - 11.6%
Communications Equipment - 0.9%
Ciena Corp. (a)	7,655	403,725
Lumentum Holdings, Inc. (a)	5,418	280,544
		684,269
Electronic Equipment, Instruments & Components - 5.4%
Advanced Energy Industries, Inc.	4,802	558,809
Crane NXT Co.	4,817	302,893
Fabrinet (a)	3,922	865,036
Flex Ltd. (a)	7,060	226,979
Insight Enterprises, Inc. (a)	3,697	829,977
TD SYNNEX Corp.	6,054	721,455
Vontier Corp.	13,582	532,822
		4,037,971
IT Services - 1.9%
Amdocs Ltd.	8,133	711,394
ASGN, Inc. (a)	5,342	505,727
Wix.com Ltd. (a)	1,454	226,715
		1,443,836
Semiconductors & Semiconductor Equipment - 1.8%
Allegro MicroSystems LLC (a)	7,851	188,738
Diodes, Inc. (a)	3,184	248,989
MACOM Technology Solutions Holdings, Inc. (a)	3,954	399,038
ON Semiconductor Corp. (a)	6,486	507,530
		1,344,295
Software - 0.8%
JFrog Ltd. (a)	6,401	246,823
Tenable Holdings, Inc. (a)	8,369	384,304
		631,127
Technology Hardware, Storage & Peripherals - 0.8%
Seagate Technology Holdings PLC	5,846	597,286
TOTAL INFORMATION TECHNOLOGY		8,738,784
MATERIALS - 6.7%
Chemicals - 2.5%
Axalta Coating Systems Ltd. (a)	9,092	324,130
Cabot Corp.	4,101	411,289
Element Solutions, Inc.	15,520	418,264
Olin Corp.	7,076	322,736
The Chemours Co. LLC	17,906	432,788
		1,909,207
Construction Materials - 1.1%
Eagle Materials, Inc.	2,958	805,463
Containers & Packaging - 1.1%
Graphic Packaging Holding Co.	18,184	547,338
International Paper Co.	5,769	268,143
		815,481
Metals & Mining - 1.4%
Commercial Metals Co.	8,343	501,414
Constellium NV (a)	5,873	104,598
Steel Dynamics, Inc.	3,395	452,282
		1,058,294
Paper & Forest Products - 0.6%
Louisiana-Pacific Corp.	4,711	462,432
TOTAL MATERIALS		5,050,877
REAL ESTATE - 4.0%
Equity Real Estate Investment Trusts (REITs) - 1.2%
Essential Properties Realty Trust, Inc.	12,550	371,355
Ventas, Inc.	9,253	503,733
		875,088
Real Estate Management & Development - 2.8%
Colliers International Group, Inc.	5,720	770,312
Compass, Inc. (a)	50,479	221,603
Cushman & Wakefield PLC (a)	28,145	368,981
Jones Lang LaSalle, Inc. (a)	3,105	779,045
		2,139,941
TOTAL REAL ESTATE		3,015,029
UTILITIES - 1.8%
Electric Utilities - 0.7%
PG&E Corp.	28,353	517,442
Gas Utilities - 0.5%
Brookfield Infrastructure Corp. A Shares	10,337	402,109
Independent Power and Renewable Electricity Producers - 0.6%
The AES Corp.	24,721	439,787
TOTAL UTILITIES		1,359,338
TOTAL COMMON STOCKS (Cost $60,545,660)		74,814,778

Money Market Funds - 1.3%
	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class 5.23% (b) (Cost $973,770)	973,770	973,770

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $61,519,430)	75,788,548
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(226,454)
NET ASSETS - 100.0%	75,562,094

Legend

(a)	Non-income producing
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	647,504	647,504	-	-
Consumer Discretionary	10,380,276	10,380,276	-	-
Consumer Staples	3,218,533	3,218,533	-	-
Energy	5,126,233	5,126,233	-	-
Financials	12,307,480	12,307,480	-	-
Health Care	8,017,838	8,017,838	-	-
Industrials	16,952,886	16,952,886	-	-
Information Technology	8,738,784	8,738,784	-	-
Materials	5,050,877	5,050,877	-	-
Real Estate	3,015,029	3,015,029	-	-
Utilities	1,359,338	1,359,338	-	-

Money Market Funds	973,770	973,770	-	-
Total Investments in Securities:	75,788,548	75,788,548	-	-
Fidelity® Fundamental Small-Mid Cap ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $61,519,430):		$75,788,548
Cash		11,043
Receivable for investments sold		77,072
Dividends receivable		6,110
Total assets		75,882,773
Liabilities
Payable for investments purchased	$290,549
Accrued management fee	25,325
Other payables and accrued expenses	4,805
Total liabilities		320,679
Net Assets		$75,562,094
Net Assets consist of:
Paid in capital		$65,642,537
Total accumulated earnings (loss)		9,919,557
Net Assets		$75,562,094
Net Asset Value, offering price and redemption price per share ($75,562,094 ÷ 2,800,000 shares)		$26.99
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$520,890
Expenses
Management fee	$248,027
Independent trustees' fees and expenses	210
Miscellaneous	4,803
Total expenses before reductions	253,040
Expense reductions	(3,482)
Total expenses after reductions		249,558
Net Investment income (loss)		271,332
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	726,203
Unaffiliated issuers	(67,812)
Foreign currency transactions	(9)
Futures contracts	(12,575)
Total net realized gain (loss)		645,807
Change in net unrealized appreciation (depreciation) on investment securities		9,368,604
Net gain (loss)		10,014,411
Net increase (decrease) in net assets resulting from operations		$10,285,743
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$271,332	$173,574
Net realized gain (loss)	645,807	(2,126,145)
Change in net unrealized appreciation (depreciation)	9,368,604	4,570,740
Net increase (decrease) in net assets resulting from operations	10,285,743	2,618,169
Distributions to shareholders	(285,300)	(192,175)

Share transactions
Proceeds from sales of shares	32,802,983	5,939,963
Cost of shares redeemed	(2,389,869)	(964,910)

Net increase (decrease) in net assets resulting from share transactions	30,413,114	4,975,053
Total increase (decrease) in net assets	40,413,557	7,401,047

Net Assets
Beginning of period	35,148,537	27,747,490
End of period	$75,562,094	$35,148,537

Other Information
Shares
Sold	1,350,000	275,000
Redeemed	(100,000)	(50,000)
Net increase (decrease)	1,250,000	225,000

Financial Highlights
Fidelity® Fundamental Small-Mid Cap ETF

Years ended July 31,	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$22.68	$20.94	$22.84	$20.00
Income from Investment Operations
Net investment income (loss) B,C	.13	.12	.10	.03
Net realized and unrealized gain (loss)	4.32	1.76	(1.89)	2.84
Total from investment operations	4.45	1.88	(1.79)	2.87
Distributions from net investment income	(.14)	(.14)	(.11)	(.03)
Total distributions	(.14)	(.14)	(.11)	(.03)
Net asset value, end of period	$26.99	$22.68	$20.94	$22.84
Total Return D,E,F	19.70%	9.02%	(7.88)%	14.36%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.52%	.60%	.62%	.64% I
Expenses net of fee waivers, if any	.51%	.60%	.62%	.64% I
Expenses net of all reductions	.51%	.60%	.62%	.63% I
Net investment income (loss)	.55%	.59%	.45%	.22% I
Supplemental Data
Net assets, end of period (000 omitted)	$75,562	$35,149	$27,747	$24,558
Portfolio turnover rate J,K	38%	38%	42%	37% L

AFor the period February 2, 2021 (commencement of operations) through July 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FBased on net asset value.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
KPortfolio turnover rate excludes securities received or delivered in-kind.
LAmount not annualized.
Fidelity® Magellan℠ ETF
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 98.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 8.4%
Interactive Media & Services - 8.4%
Alphabet, Inc.:
Class A	22,556	3,869,256
Class C	10,954	1,896,685
Meta Platforms, Inc. Class A	8,378	3,978,126
		9,744,067
CONSUMER DISCRETIONARY - 9.6%
Broadline Retail - 4.8%
Amazon.com, Inc. (a)	29,373	5,492,164
Hotels, Restaurants & Leisure - 2.4%
Hilton Worldwide Holdings, Inc.	6,965	1,495,177
Marriott International, Inc. Class A	5,851	1,329,932
		2,825,109
Specialty Retail - 2.4%
AutoZone, Inc. (a)	444	1,391,358
O'Reilly Automotive, Inc. (a)	1,274	1,434,957
		2,826,315
TOTAL CONSUMER DISCRETIONARY		11,143,588
CONSUMER STAPLES - 1.9%
Consumer Staples Distribution & Retail - 1.9%
Costco Wholesale Corp.	2,589	2,128,158
FINANCIALS - 10.9%
Capital Markets - 4.0%
Ares Management Corp. Class A,	8,914	1,365,625
Moody's Corp.	3,601	1,643,784
S&P Global, Inc.	3,498	1,695,586
		4,704,995
Financial Services - 4.1%
MasterCard, Inc. Class A	5,028	2,331,534
Visa, Inc. Class A	9,000	2,391,030
		4,722,564
Insurance - 2.8%
Arthur J. Gallagher & Co.	5,680	1,610,223
Marsh & McLennan Companies, Inc.	7,151	1,591,598
		3,201,821
TOTAL FINANCIALS		12,629,380
HEALTH CARE - 9.9%
Health Care Equipment & Supplies - 1.3%
Boston Scientific Corp. (a)	19,947	1,473,684
Health Care Providers & Services - 3.5%
Cencora, Inc.	5,661	1,346,639
UnitedHealth Group, Inc.	4,768	2,747,131
		4,093,770
Life Sciences Tools & Services - 1.7%
Thermo Fisher Scientific, Inc.	3,100	1,901,354
Pharmaceuticals - 3.4%
Eli Lilly & Co.	3,494	2,810,119
Novo Nordisk A/S Series B sponsored ADR	8,689	1,152,422
		3,962,541
TOTAL HEALTH CARE		11,431,349
INDUSTRIALS - 16.0%
Aerospace & Defense - 4.2%
General Electric Co.	10,234	1,741,827
HEICO Corp. Class A	8,087	1,537,420
TransDigm Group, Inc.	1,233	1,595,773
		4,875,020
Building Products - 1.2%
Trane Technologies PLC	4,142	1,384,588
Commercial Services & Supplies - 3.4%
Cintas Corp.	1,817	1,388,079
Copart, Inc.	24,350	1,274,236
Waste Connections, Inc. (United States)	6,947	1,234,968
		3,897,283
Construction & Engineering - 1.2%
Quanta Services, Inc.	5,325	1,413,149
Electrical Equipment - 2.4%
AMETEK, Inc.	7,189	1,247,148
Eaton Corp. PLC	4,840	1,475,184
		2,722,332
Professional Services - 1.2%
Verisk Analytics, Inc.	5,188	1,357,959
Trading Companies & Distributors - 2.4%
United Rentals, Inc.	1,933	1,463,474
Watsco, Inc.	2,767	1,354,419
		2,817,893
TOTAL INDUSTRIALS		18,468,224
INFORMATION TECHNOLOGY - 35.7%
Communications Equipment - 2.5%
Arista Networks, Inc. (a)	4,064	1,408,379
Motorola Solutions, Inc.	3,869	1,543,421
		2,951,800
Electronic Equipment, Instruments & Components - 1.2%
Amphenol Corp. Class A	21,811	1,401,575
IT Services - 1.2%
Gartner, Inc. (a)	2,865	1,435,909
Semiconductors & Semiconductor Equipment - 15.2%
Applied Materials, Inc.	7,656	1,624,603
ASML Holding NV (depository receipt)	1,295	1,213,027
Broadcom, Inc.	19,634	3,154,791
KLA Corp.	2,142	1,763,016
Lam Research Corp.	1,570	1,446,347
NVIDIA Corp.	71,462	8,362,483
		17,564,267
Software - 15.6%
Cadence Design Systems, Inc. (a)	4,992	1,336,159
Constellation Software, Inc.	430	1,356,756
Intuit, Inc.	2,705	1,751,082
Microsoft Corp.	21,790	9,115,845
Oracle Corp.	13,260	1,849,107
PTC, Inc. (a)	6,917	1,230,188
Synopsys, Inc. (a)	2,488	1,389,100
		18,028,237
TOTAL INFORMATION TECHNOLOGY		41,381,788
MATERIALS - 5.3%
Chemicals - 2.9%
Linde PLC	4,018	1,822,163
Sherwin-Williams Co.	4,489	1,574,741
		3,396,904
Construction Materials - 2.4%
Martin Marietta Materials, Inc.	2,432	1,443,027
Vulcan Materials Co.	4,819	1,322,864
		2,765,891
TOTAL MATERIALS		6,162,795
UTILITIES - 1.2%
Electric Utilities - 1.2%
Constellation Energy Corp.	7,360	1,396,928
TOTAL COMMON STOCKS (Cost $88,630,326)		114,486,277

Money Market Funds - 1.2%
	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class 5.23% (b) (Cost $1,417,056)	1,417,056	1,417,056

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $90,047,382)	115,903,333
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(80,543)
NET ASSETS - 100.0%	115,822,790

Legend

(a)	Non-income producing
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	9,744,067	9,744,067	-	-
Consumer Discretionary	11,143,588	11,143,588	-	-
Consumer Staples	2,128,158	2,128,158	-	-
Financials	12,629,380	12,629,380	-	-
Health Care	11,431,349	11,431,349	-	-
Industrials	18,468,224	18,468,224	-	-
Information Technology	41,381,788	41,381,788	-	-
Materials	6,162,795	6,162,795	-	-
Utilities	1,396,928	1,396,928	-	-

Money Market Funds	1,417,056	1,417,056	-	-
Total Investments in Securities:	115,903,333	115,903,333	-	-
Fidelity® Magellan℠ ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $90,047,382):		$115,903,333
Receivable for investments sold		882,752
Receivable for fund shares sold		8
Dividends receivable		14,526
Total assets		116,800,619
Liabilities
Payable for investments purchased	$176,124
Payable for fund shares redeemed	737,726
Accrued management fee	57,722
Other payables and accrued expenses	6,257
Total liabilities		977,829
Net Assets		$115,822,790
Net Assets consist of:
Paid in capital		$98,009,229
Total accumulated earnings (loss)		17,813,561
Net Assets		$115,822,790
Net Asset Value, offering price and redemption price per share ($115,822,790 ÷ 3,925,000 shares)		$29.51
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$550,177
Expenses
Management fee	$426,548
Independent trustees' fees and expenses	301
Miscellaneous	6,260
Total expenses before reductions	433,109
Expense reductions	(4,289)
Total expenses after reductions		428,820
Net Investment income (loss)		121,357
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	2,057,823
Unaffiliated issuers	586,044
Foreign currency transactions	(79)
Futures contracts	(344)
Total net realized gain (loss)		2,643,444
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	16,965,600
Assets and liabilities in foreign currencies	2
Total change in net unrealized appreciation (depreciation)		16,965,602
Net gain (loss)		19,609,046
Net increase (decrease) in net assets resulting from operations		$19,730,403
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$121,357	$134,575
Net realized gain (loss)	2,643,444	(4,185,590)
Change in net unrealized appreciation (depreciation)	16,965,602	7,292,125
Net increase (decrease) in net assets resulting from operations	19,730,403	3,241,110
Distributions to shareholders	(148,775)	(144,575)

Share transactions
Proceeds from sales of shares	54,131,752	4,485,324
Cost of shares redeemed	(8,165,446)	(3,834,411)

Net increase (decrease) in net assets resulting from share transactions	45,966,306	650,913
Total increase (decrease) in net assets	65,547,934	3,747,448

Net Assets
Beginning of period	50,274,856	46,527,408
End of period	$115,822,790	$50,274,856

Other Information
Shares
Sold	2,000,000	225,000
Redeemed	(325,000)	(200,000)
Net increase (decrease)	1,675,000	25,000

Financial Highlights
Fidelity® Magellan℠ ETF

Years ended July 31,	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$22.34	$20.91	$23.12	$20.00
Income from Investment Operations
Net investment income (loss) B,C	.04	.06	.01	- D
Net realized and unrealized gain (loss)	7.19	1.44	(2.20)	3.13
Total from investment operations	7.23	1.50	(2.19)	3.13
Distributions from net investment income	(.06)	(.07)	(.02)	(.01)
Total distributions	(.06)	(.07)	(.02)	(.01)
Net asset value, end of period	$29.51	$22.34	$20.91	$23.12
Total Return E,F,G	32.40%	7.21%	(9.50)%	15.65%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.60%	.59%	.59%	.59% J
Expenses net of fee waivers, if any	.59%	.59%	.59%	.59% J
Expenses net of all reductions	.59%	.59%	.59%	.59% J
Net investment income (loss)	.17%	.30%	.05%	.01% J
Supplemental Data
Net assets, end of period (000 omitted)	$115,823	$50,275	$46,527	$35,842
Portfolio turnover rate K,L	62%	89%	68%	41% M

AFor the period February 2, 2021 (commencement of operations) through July 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DAmount represents less than $.005 per share.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GBased on net asset value.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KPortfolio turnover rate excludes securities received or delivered in-kind.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
MAmount not annualized.
Fidelity® Real Estate Investment ETF
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 98.9%
	Shares	Value ($)
Equity Real Estate Investment Trusts (REITs) - 92.8%
REITs - Apartments - 13.2%
American Homes 4 Rent Class A	7,236	261,147
Camden Property Trust (SBI)	1,216	134,672
Equity Residential (SBI)	5,016	349,264
Invitation Homes, Inc.	5,478	193,209
Mid-America Apartment Communities, Inc.	2,516	351,661
UDR, Inc.	10,244	410,477
		1,700,430
REITs - Diversified - 15.9%
Crown Castle, Inc.	3,090	340,147
Digital Realty Trust, Inc.	3,039	454,300
Elme Communities (SBI)	3,337	54,927
Equinix, Inc.	1,088	859,781
Lamar Advertising Co. Class A	1,351	161,931
SBA Communications Corp. Class A	776	170,363
		2,041,449
REITs - Health Care - 8.2%
Ventas, Inc.	13,276	722,745
Welltower, Inc.	2,992	332,860
		1,055,605
REITs - Hotels - 1.4%
DiamondRock Hospitality Co.	14,045	115,590
Ryman Hospitality Properties, Inc.	682	68,548
		184,138
REITs - Industrial Buildings - 1.1%
STAG Industrial, Inc.	3,291	134,306
REITs - Management/Investment - 13.2%
American Tower Corp.	5,220	1,150,488
NNN (REIT), Inc.	10,401	466,901
Weyerhaeuser Co.	2,651	84,196
		1,701,585
REITs - Manufactured Homes - 3.5%
Equity Lifestyle Properties, Inc.	783	53,776
Sun Communities, Inc.	3,072	389,315
		443,091
REITs - Regional Malls - 0.7%
Tanger, Inc.	2,862	82,712
REITs - Shopping Centers - 8.4%
Acadia Realty Trust (SBI)	300	6,492
Kimco Realty Corp.	23,399	508,460
Phillips Edison & Co., Inc.	3,099	108,775
Regency Centers Corp.	1,952	131,448
SITE Centers Corp.	9,644	149,000
Urban Edge Properties	8,886	180,386
		1,084,561
REITs - Single Tenant - 0.8%
Four Corners Property Trust, Inc.	3,850	104,489
REITs - Storage - 12.4%
CubeSmart	9,140	434,881
Extra Space Storage, Inc.	1,488	237,515
Iron Mountain, Inc.	2,251	230,863
Public Storage Operating Co.	2,338	691,861
		1,595,120
REITs - Warehouse/Industrial - 14.0%
Americold Realty Trust	6,673	199,456
Lineage, Inc.	958	84,189
Prologis, Inc.	11,180	1,409,239
Terreno Realty Corp.	1,520	103,983
		1,796,867
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		11,924,353
Real Estate Management & Development - 6.1%
Real Estate Services - 6.1%
CBRE Group, Inc. (a)	4,596	518,015
Compass, Inc. (a)	16,186	71,057
CoStar Group, Inc. (a)	2,506	195,518
		784,590
TOTAL COMMON STOCKS (Cost $12,250,010)		12,708,943

Money Market Funds - 1.1%
	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class 5.23% (b) (Cost $143,325)	143,325	143,325

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $12,393,335)	12,852,268
NET OTHER ASSETS (LIABILITIES) - 0.0%	(318)
NET ASSETS - 100.0%	12,851,950

Legend

(a)	Non-income producing
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	12,708,943	12,708,943	-	-

Money Market Funds	143,325	143,325	-	-
Total Investments in Securities:	12,852,268	12,852,268	-	-
Fidelity® Real Estate Investment ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $12,393,335):		$12,852,268
Receivable for investments sold		152,346
Dividends receivable		7,467
Other receivables		4,484
Total assets		13,016,565
Liabilities
Payable for investments purchased	$154,186
Accrued management fee	6,141
Other payables and accrued expenses	4,288
Total liabilities		164,615
Net Assets		$12,851,950
Net Assets consist of:
Paid in capital		$14,560,403
Total accumulated earnings (loss)		(1,708,453)
Net Assets		$12,851,950
Net Asset Value, offering price and redemption price per share ($12,851,950 ÷ 575,000 shares)		$22.35
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$406,948
Expenses
Management fee	$76,515
Independent trustees' fees and expenses	66
Miscellaneous	2,901
Total expenses before reductions	79,482
Expense reductions	(2,564)
Total expenses after reductions		76,918
Net Investment income (loss)		330,030
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	162,839
Unaffiliated issuers	(1,074,043)
Total net realized gain (loss)		(911,204)
Change in net unrealized appreciation (depreciation) on investment securities		1,728,386
Net gain (loss)		817,182
Net increase (decrease) in net assets resulting from operations		$1,147,212
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$330,030	$408,264
Net realized gain (loss)	(911,204)	(777,839)
Change in net unrealized appreciation (depreciation)	1,728,386	(1,729,975)
Net increase (decrease) in net assets resulting from operations	1,147,212	(2,099,550)
Distributions to shareholders	(379,650)	(452,000)

Share transactions
Proceeds from sales of shares	26	1,073,585
Cost of shares redeemed	(3,049,792)	(3,644,415)

Net increase (decrease) in net assets resulting from share transactions	(3,049,766)	(2,570,830)
Total increase (decrease) in net assets	(2,282,204)	(5,122,380)

Net Assets
Beginning of period	15,134,154	20,256,534
End of period	$12,851,950	$15,134,154

Other Information
Shares
Sold	-	50,000
Redeemed	(150,000)	(175,000)
Net increase (decrease)	(150,000)	(125,000)

Financial Highlights
Fidelity® Real Estate Investment ETF

Years ended July 31,	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$20.87	$23.83	$24.79	$20.00
Income from Investment Operations
Net investment income (loss) B,C	.52	.52	.39	.21
Net realized and unrealized gain (loss)	1.56	(2.91)	(.80)	4.79
Total from investment operations	2.08	(2.39)	(.41)	5.00
Distributions from net investment income	(.60)	(.57)	(.55)	(.21)
Total distributions	(.60)	(.57)	(.55)	(.21)
Net asset value, end of period	$22.35	$20.87	$23.83	$24.79
Total Return D,E,F	10.20%	(9.93)%	(1.68)%	25.17%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.61%	.59%	.59%	.59% I
Expenses net of fee waivers, if any	.59%	.59%	.59%	.59% I
Expenses net of all reductions	.59%	.59%	.59%	.58% I
Net investment income (loss)	2.54%	2.49%	1.58%	1.80% I
Supplemental Data
Net assets, end of period (000 omitted)	$12,852	$15,134	$20,257	$16,735
Portfolio turnover rate J,K	45%	33%	24%	23% L

AFor the period February 2, 2021 (commencement of operations) through July 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FBased on net asset value.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JPortfolio turnover rate excludes securities received or delivered in-kind.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
LAmount not annualized.
Fidelity® Sustainable U.S. Equity ETF
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 94.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 8.2%
Entertainment - 3.0%
Netflix, Inc. (a)	187	117,501
The Walt Disney Co.	3,298	308,990
		426,491
Interactive Media & Services - 3.5%
Alphabet, Inc. Class A	2,930	502,612
Media - 1.7%
Comcast Corp. Class A	3,419	141,102
TEGNA, Inc.	7,071	112,641
		253,743
TOTAL COMMUNICATION SERVICES		1,182,846
CONSUMER DISCRETIONARY - 10.3%
Automobile Components - 0.5%
Aptiv PLC (a)	992	68,835
Automobiles - 1.0%
Tesla, Inc. (a)	641	148,757
Broadline Retail - 4.2%
Amazon.com, Inc. (a)	3,200	598,336
Hotels, Restaurants & Leisure - 1.8%
Hilton Worldwide Holdings, Inc.	737	158,212
Starbucks Corp.	1,264	98,529
		256,741
Household Durables - 1.0%
Taylor Morrison Home Corp. (a)	2,193	147,106
Specialty Retail - 1.8%
Lowe's Companies, Inc.	1,046	256,803
TOTAL CONSUMER DISCRETIONARY		1,476,578
CONSUMER STAPLES - 3.2%
Consumer Staples Distribution & Retail - 0.1%
Albertsons Companies, Inc.	94	1,864
Sprouts Farmers Market LLC (a)	94	9,390
		11,254
Household Products - 2.6%
Procter & Gamble Co.	2,388	383,895
Personal Care Products - 0.5%
Estee Lauder Companies, Inc. Class A	694	69,129
TOTAL CONSUMER STAPLES		464,278
ENERGY - 2.8%
Energy Equipment & Services - 1.8%
Baker Hughes Co. Class A	6,710	259,811
Oil, Gas & Consumable Fuels - 1.0%
Cheniere Energy, Inc.	765	139,720
TOTAL ENERGY		399,531
FINANCIALS - 11.3%
Banks - 1.4%
Bank of America Corp.	2,321	93,560
Citigroup, Inc.	1,683	109,193
		202,753
Capital Markets - 4.7%
BlackRock, Inc.	273	239,285
Moody's Corp.	786	358,793
Northern Trust Corp.	885	78,455
		676,533
Consumer Finance - 2.6%
American Express Co.	1,188	300,612
Discover Financial Services	526	75,739
		376,351
Financial Services - 2.5%
MasterCard, Inc. Class A	602	279,153
Voya Financial, Inc.	1,005	73,094
		352,247
Insurance - 0.1%
The Travelers Companies, Inc.	91	19,696
TOTAL FINANCIALS		1,627,580
HEALTH CARE - 12.7%
Biotechnology - 2.3%
Exact Sciences Corp. (a)	1,566	71,535
Gilead Sciences, Inc.	2,338	177,828
Moderna, Inc. (a)	654	77,970
		327,333
Health Care Providers & Services - 4.6%
BrightSpring Health Services, Inc.	11,753	145,620
Centene Corp. (a)	2,139	164,532
Cigna Group	1,031	359,479
CVS Health Corp.	20	1,207
		670,838
Life Sciences Tools & Services - 2.6%
Danaher Corp.	751	208,087
ICON PLC (a)	507	166,519
		374,606
Pharmaceuticals - 3.2%
Merck & Co., Inc.	3,096	350,250
Zoetis, Inc. Class A	586	105,503
		455,753
TOTAL HEALTH CARE		1,828,530
INDUSTRIALS - 10.6%
Air Freight & Logistics - 0.9%
United Parcel Service, Inc. Class B	935	121,896
Building Products - 1.1%
Johnson Controls International PLC	2,279	163,040
Commercial Services & Supplies - 1.2%
Veralto Corp.	1,637	174,439
Electrical Equipment - 2.7%
Acuity Brands, Inc.	750	188,513
Generac Holdings, Inc. (a)	534	83,133
Regal Rexnord Corp.	718	115,368
		387,014
Machinery - 2.3%
Deere & Co.	343	127,589
Ingersoll Rand, Inc.	1,350	135,540
Timken Co.	826	71,821
		334,950
Professional Services - 2.4%
KBR, Inc.	3,580	238,392
ManpowerGroup, Inc.	1,286	98,482
UL Solutions, Inc. Class A	200	10,106
		346,980
TOTAL INDUSTRIALS		1,528,319
INFORMATION TECHNOLOGY - 27.5%
Electronic Equipment, Instruments & Components - 0.7%
CDW Corp.	443	96,623
IT Services - 1.9%
Accenture PLC Class A	838	277,060
Semiconductors & Semiconductor Equipment - 8.5%
Advanced Micro Devices, Inc. (a)	496	71,662
First Solar, Inc. (a)	412	88,988
NVIDIA Corp.	6,258	732,311
NXP Semiconductors NV	268	70,527
ON Semiconductor Corp. (a)	3,300	258,225
		1,221,713
Software - 9.5%
Gen Digital, Inc.	3,436	89,302
Intuit, Inc.	181	117,170
Microsoft Corp.	2,058	860,964
Salesforce, Inc.	1,163	300,984
		1,368,420
Technology Hardware, Storage & Peripherals - 6.9%
Apple, Inc.	4,448	987,811
TOTAL INFORMATION TECHNOLOGY		3,951,627
MATERIALS - 4.3%
Chemicals - 2.0%
Linde PLC	632	286,612
Containers & Packaging - 2.3%
Avery Dennison Corp.	855	185,390
Crown Holdings, Inc.	1,583	140,412
		325,802
TOTAL MATERIALS		612,414
REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 1.5%
Prologis, Inc.	1,686	212,520
UTILITIES - 1.9%
Electric Utilities - 1.4%
NextEra Energy, Inc.	2,636	201,364
Independent Power and Renewable Electricity Producers - 0.5%
Clearway Energy, Inc. Class C	2,822	75,291
TOTAL UTILITIES		276,655
TOTAL COMMON STOCKS (Cost $11,036,208)		13,560,878

Money Market Funds - 5.7%
	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class 5.23% (b) (Cost $814,605)	814,605	814,605

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $11,850,813)	14,375,483
NET OTHER ASSETS (LIABILITIES) - 0.0%	(1,259)
NET ASSETS - 100.0%	14,374,224

Legend

(a)	Non-income producing
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,182,846	1,182,846	-	-
Consumer Discretionary	1,476,578	1,476,578	-	-
Consumer Staples	464,278	464,278	-	-
Energy	399,531	399,531	-	-
Financials	1,627,580	1,627,580	-	-
Health Care	1,828,530	1,828,530	-	-
Industrials	1,528,319	1,528,319	-	-
Information Technology	3,951,627	3,951,627	-	-
Materials	612,414	612,414	-	-
Real Estate	212,520	212,520	-	-
Utilities	276,655	276,655	-	-

Money Market Funds	814,605	814,605	-	-
Total Investments in Securities:	14,375,483	14,375,483	-	-
Fidelity® Sustainable U.S. Equity ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $11,850,813):		$14,375,483
Dividends receivable		7,407
Total assets		14,382,890
Liabilities
Accrued management fee	$6,950
Proxy fee payable	1,716
Total liabilities		8,666
Net Assets		$14,374,224
Net Assets consist of:
Paid in capital		$11,685,212
Total accumulated earnings (loss)		2,689,012
Net Assets		$14,374,224
Net Asset Value, offering price and redemption price per share ($14,374,224 ÷ 550,000 shares)		$26.13
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$147,614
Expenses
Management fee	$69,263
Independent trustees' fees and expenses	54
Miscellaneous	1,716
Total expenses before reductions	71,033
Expense reductions	(1,401)
Total expenses after reductions		69,632
Net Investment income (loss)		77,982
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	238,645
Unaffiliated issuers	714,931
Total net realized gain (loss)		953,576
Change in net unrealized appreciation (depreciation) on investment securities		1,327,852
Net gain (loss)		2,281,428
Net increase (decrease) in net assets resulting from operations		$2,359,410
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$77,982	$82,581
Net realized gain (loss)	953,576	(274,000)
Change in net unrealized appreciation (depreciation)	1,327,852	1,506,035
Net increase (decrease) in net assets resulting from operations	2,359,410	1,314,616
Distributions to shareholders	(78,975)	(79,775)

Share transactions
Proceeds from sales of shares	2,943,126	3,318,417
Cost of shares redeemed	(1,165,907)	-

Net increase (decrease) in net assets resulting from share transactions	1,777,219	3,318,417
Total increase (decrease) in net assets	4,057,654	4,553,258

Net Assets
Beginning of period	10,316,570	5,763,312
End of period	$14,374,224	$10,316,570

Other Information
Shares
Sold	125,000	175,000
Redeemed	(50,000)	-
Net increase (decrease)	75,000	175,000

Financial Highlights
Fidelity® Sustainable U.S. Equity ETF

Years ended July 31,	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$21.72	$19.21	$20.80	$20.00
Income from Investment Operations
Net investment income (loss) B,C	.15	.20 D	.11	- E
Net realized and unrealized gain (loss)	4.42	2.51	(1.57)	.80
Total from investment operations	4.57	2.71	(1.46)	.80
Distributions from net investment income	(.16)	(.20)	(.13)	-
Total distributions	(.16)	(.20)	(.13)	-
Net asset value, end of period	$26.13	$21.72	$19.21	$20.80
Total Return F,G	21.14 % H	14.25%	(7.01)%	3.99%
Ratios to Average Net Assets C,I,J
Expenses before reductions	.61%	.59%	.59%	.59% K
Expenses net of fee waivers, if any	.59%	.59%	.59%	.59% K
Expenses net of all reductions	.59%	.59%	.59%	.59% K
Net investment income (loss)	.66%	1.06% D	.56%	(.07)% K
Supplemental Data
Net assets, end of period (000 omitted)	$14,374	$10,317	$5,763	$3,120
Portfolio turnover rate L,M	52%	45%	66%	23% N

AFor the period June 15, 2021 (commencement of operations) through July 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .80%.
EAmount represents less than $.005 per share.
FTotal returns for periods of less than one year are not annualized.
GBased on net asset value.
HTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
KAnnualized.
LPortfolio turnover rate excludes securities received or delivered in-kind.
MAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
NAmount not annualized.
Fidelity® Women's Leadership ETF
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 5.8%
Entertainment - 2.6%
Netflix, Inc. (a)	38	23,877
The Walt Disney Co.	820	76,826
		100,703
Interactive Media & Services - 3.2%
Alphabet, Inc. Class C	638	110,470
Pinterest, Inc. Class A (a)	491	15,687
		126,157
TOTAL COMMUNICATION SERVICES		226,860
CONSUMER DISCRETIONARY - 13.2%
Automobiles - 0.7%
General Motors Co.	637	28,232
Broadline Retail - 5.2%
Amazon.com, Inc. (a)	921	172,205
Etsy, Inc. (a)	468	30,486
		202,691
Hotels, Restaurants & Leisure - 1.8%
Hilton Worldwide Holdings, Inc.	138	29,624
Starbucks Corp.	311	24,242
Vail Resorts, Inc.	102	18,565
		72,431
Household Durables - 0.9%
Taylor Morrison Home Corp. (a)	534	35,821
Specialty Retail - 3.9%
Aritzia, Inc. (a)	694	22,781
Best Buy Co., Inc.	261	22,582
Gap, Inc.	446	10,472
Lowe's Companies, Inc.	137	33,635
Ulta Beauty, Inc. (a)	48	17,515
Warby Parker, Inc. (a)	1,269	20,900
Williams-Sonoma, Inc.	159	24,594
		152,479
Textiles, Apparel & Luxury Goods - 0.7%
NIKE, Inc. Class B	124	9,283
Tapestry, Inc.	447	17,920
		27,203
TOTAL CONSUMER DISCRETIONARY		518,857
CONSUMER STAPLES - 3.3%
Consumer Staples Distribution & Retail - 0.5%
Maplebear, Inc. (NASDAQ)	612	21,108
Food Products - 1.1%
Bunge Global SA	199	20,941
The Hershey Co.	106	20,933
		41,874
Household Products - 0.7%
The Clorox Co.	207	27,310
Personal Care Products - 1.0%
elf Beauty, Inc. (a)	103	17,776
Estee Lauder Companies, Inc. Class A	229	22,811
		40,587
TOTAL CONSUMER STAPLES		130,879
ENERGY - 3.0%
Energy Equipment & Services - 1.1%
Baker Hughes Co. Class A	1,169	45,264
Oil, Gas & Consumable Fuels - 1.9%
Antero Resources Corp. (a)	939	27,250
EQT Corp.	584	20,154
Occidental Petroleum Corp.	433	26,335
		73,739
TOTAL ENERGY		119,003
FINANCIALS - 12.5%
Banks - 5.1%
Bank of America Corp.	1,144	46,115
Citigroup, Inc.	641	41,588
Huntington Bancshares, Inc.	1,798	26,880
JPMorgan Chase & Co.	290	61,712
U.S. Bancorp	502	22,530
		198,825
Capital Markets - 0.9%
NASDAQ, Inc.	531	35,938
Financial Services - 2.7%
Fidelity National Information Services, Inc.	399	30,655
MasterCard, Inc. Class A	90	41,734
WEX, Inc. (a)	192	35,222
		107,611
Insurance - 3.8%
Hartford Financial Services Group, Inc.	465	51,578
Marsh & McLennan Companies, Inc.	171	38,059
Progressive Corp.	278	59,525
		149,162
TOTAL FINANCIALS		491,536
HEALTH CARE - 14.0%
Biotechnology - 2.9%
Alnylam Pharmaceuticals, Inc. (a)	149	35,382
Exact Sciences Corp. (a)	365	16,673
Moderna, Inc. (a)	174	20,744
Sage Therapeutics, Inc. (a)	475	5,201
Vertex Pharmaceuticals, Inc. (a)	52	25,777
Zai Lab Ltd. ADR (a)	527	10,029
		113,806
Health Care Equipment & Supplies - 3.8%
Hologic, Inc. (a)	880	71,817
Insulet Corp. (a)	192	37,315
The Cooper Companies, Inc.	415	38,732
		147,864
Health Care Providers & Services - 4.5%
AMN Healthcare Services, Inc. (a)	345	23,329
Centene Corp. (a)	612	47,075
Cigna Group	199	69,385
Elevance Health, Inc.	72	38,306
		178,095
Life Sciences Tools & Services - 0.7%
ICON PLC (a)	86	28,246
Pharmaceuticals - 2.1%
GSK PLC sponsored ADR	666	25,821
Merck & Co., Inc.	243	27,491
Zoetis, Inc. Class A	162	29,166
		82,478
TOTAL HEALTH CARE		550,489
INDUSTRIALS - 11.5%
Air Freight & Logistics - 1.6%
FedEx Corp.	115	34,759
United Parcel Service, Inc. Class B	229	29,855
		64,614
Commercial Services & Supplies - 0.4%
Veralto Corp.	155	16,517
Electrical Equipment - 3.5%
Eaton Corp. PLC	116	35,356
GE Vernova LLC	154	27,449
nVent Electric PLC	296	21,498
Regal Rexnord Corp.	172	27,637
Sunrun, Inc. (a)	1,434	25,138
		137,078
Ground Transportation - 0.4%
ArcBest Corp.	127	16,008
Machinery - 3.1%
Deere & Co.	90	33,478
Federal Signal Corp.	323	32,290
Otis Worldwide Corp.	278	26,271
Parker Hannifin Corp.	56	31,425
		123,464
Professional Services - 2.5%
Leidos Holdings, Inc.	236	34,078
ManpowerGroup, Inc.	263	20,141
Science Applications International Corp.	209	26,000
UL Solutions, Inc. Class A	330	16,675
		96,894
TOTAL INDUSTRIALS		454,575
INFORMATION TECHNOLOGY - 29.0%
Communications Equipment - 1.3%
Arista Networks, Inc. (a)	150	51,983
Electronic Equipment, Instruments & Components - 2.1%
CDW Corp.	222	48,420
Insight Enterprises, Inc. (a)	144	32,328
		80,748
IT Services - 2.0%
Accenture PLC Class A	234	77,365
Semiconductors & Semiconductor Equipment - 9.3%
Advanced Micro Devices, Inc. (a)	296	42,766
First Solar, Inc. (a)	161	34,774
Marvell Technology, Inc.	610	40,858
Micron Technology, Inc.	342	37,558
NVIDIA Corp.	1,090	127,552
NXP Semiconductors NV	188	49,474
SolarEdge Technologies, Inc. (a)	373	10,765
Universal Display Corp.	111	24,711
		368,458
Software - 10.1%
Adobe, Inc. (a)	104	57,372
Gen Digital, Inc.	1,389	36,100
HubSpot, Inc. (a)	93	46,224
Intuit, Inc.	56	36,252
Microsoft Corp.	347	145,167
Pagerduty, Inc. (a)	633	13,249
Salesforce, Inc.	242	62,630
		396,994
Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	753	167,226
TOTAL INFORMATION TECHNOLOGY		1,142,774
MATERIALS - 4.0%
Chemicals - 1.9%
Cabot Corp.	284	28,482
Celanese Corp.	170	23,996
Eastman Chemical Co.	226	23,353
		75,831
Construction Materials - 0.6%
Summit Materials, Inc. (a)	597	24,943
Containers & Packaging - 0.7%
Ball Corp.	414	26,426
Metals & Mining - 0.8%
ATI, Inc. (a)	314	21,261
Radius Recycling, Inc. Class A	535	9,694
		30,955
TOTAL MATERIALS		158,155
REAL ESTATE - 1.0%
Equity Real Estate Investment Trusts (REITs) - 1.0%
Ventas, Inc.	736	40,068
UTILITIES - 2.0%
Electric Utilities - 1.1%
NextEra Energy, Inc.	598	45,681
Gas Utilities - 0.9%
Southwest Gas Holdings, Inc.	460	34,114
TOTAL UTILITIES		79,795
TOTAL COMMON STOCKS (Cost $3,252,755)		3,912,991

Money Market Funds - 0.8%
	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class 5.23% (b) (Cost $32,673)	32,673	32,673

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $3,285,428)	3,945,664
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(3,292)
NET ASSETS - 100.0%	3,942,372

Legend

(a)	Non-income producing
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	226,860	226,860	-	-
Consumer Discretionary	518,857	518,857	-	-
Consumer Staples	130,879	130,879	-	-
Energy	119,003	119,003	-	-
Financials	491,536	491,536	-	-
Health Care	550,489	550,489	-	-
Industrials	454,575	454,575	-	-
Information Technology	1,142,774	1,142,774	-	-
Materials	158,155	158,155	-	-
Real Estate	40,068	40,068	-	-
Utilities	79,795	79,795	-	-

Money Market Funds	32,673	32,673	-	-
Total Investments in Securities:	3,945,664	3,945,664	-	-
Fidelity® Women's Leadership ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $3,285,428):		$3,945,664
Receivable for investments sold		16,037
Dividends receivable		1,307
Total assets		3,963,008
Liabilities
Payable for investments purchased	$17,429
Accrued management fee	2,022
Proxy fee payable	1,185
Total liabilities		20,636
Net Assets		$3,942,372
Net Assets consist of:
Paid in capital		$3,625,228
Total accumulated earnings (loss)		317,144
Net Assets		$3,942,372
Net Asset Value, offering price and redemption price per share ($3,942,372 ÷ 175,000 shares)		$22.53
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$47,096
Expenses
Management fee	$21,836
Independent trustees' fees and expenses	18
Proxy fee	1,185
Total expenses before reductions	23,039
Expense reductions	(1,087)
Total expenses after reductions		21,952
Net Investment income (loss)		25,144
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	105,036
Unaffiliated issuers	118,935
Foreign currency transactions	(2)
Total net realized gain (loss)		223,969
Change in net unrealized appreciation (depreciation) on investment securities		318,376
Net gain (loss)		542,345
Net increase (decrease) in net assets resulting from operations		$567,489
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$25,144	$32,192
Net realized gain (loss)	223,969	(130,743)
Change in net unrealized appreciation (depreciation)	318,376	583,271
Net increase (decrease) in net assets resulting from operations	567,489	484,720
Distributions to shareholders	(26,400)	(31,525)

Share transactions
Proceeds from sales of shares	531,073	2,547,748
Cost of shares redeemed	(558,223)	(2,199,862)

Net increase (decrease) in net assets resulting from share transactions	(27,150)	347,886
Total increase (decrease) in net assets	513,939	801,081

Net Assets
Beginning of period	3,428,433	2,627,352
End of period	$3,942,372	$3,428,433

Other Information
Shares
Sold	25,000	150,000
Redeemed	(25,000)	(125,000)
Net increase (decrease)	-	25,000

Financial Highlights
Fidelity® Women's Leadership ETF

Years ended July 31,	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$19.59	$17.52	$20.51	$20.00
Income from Investment Operations
Net investment income (loss) B,C	.14	.16	.11	- D
Net realized and unrealized gain (loss)	2.95	2.08	(3.01)	.51
Total from investment operations	3.09	2.24	(2.90)	.51
Distributions from net investment income	(.15)	(.17)	(.09)	-
Total distributions	(.15)	(.17)	(.09)	-
Net asset value, end of period	$22.53	$19.59	$17.52	$20.51
Total Return E,F,G	15.82%	12.98%	(14.14)%	2.53%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.62%	.59%	.59%	.59% J
Expenses net of fee waivers, if any	.59%	.59%	.59%	.59% J
Expenses net of all reductions	.59%	.59%	.59%	.59% J
Net investment income (loss)	.68%	.91%	.56%	.08% J
Supplemental Data
Net assets, end of period (000 omitted)	$3,942	$3,428	$2,627	$2,051
Portfolio turnover rate K,L	59%	72%	64%	5% M

AFor the period June 15, 2021 (commencement of operations) through July 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DAmount represents less than $.005 per share.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GBased on net asset value.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KPortfolio turnover rate excludes securities received or delivered in-kind.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
MAmount not annualized.
Notes to Financial Statements

For the period ended July 31, 2024

1. Organization.
Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, Fidelity Fundamental Large Cap Core ETF (formerly Fidelity New Millennium ETF), Fidelity Fundamental Large Cap Growth ETF (formerly Fidelity Growth Opportunities ETF), Fidelity Fundamental Large Cap Value ETF, Fidelity Fundamental Small-Mid Cap ETF (formerly Fidelity Small-Mid Cap Opportunities ETF), Fidelity Magellan ETF, Fidelity Real Estate Investment ETF, Fidelity Sustainable U.S. Equity ETF and Fidelity Women's Leadership ETF (the Funds) are exchange-traded funds of Fidelity Covington Trust (the Trust) and are authorized to issue an unlimited number of shares. Each Fund, with the exception of Fidelity Blue Chip Value ETF, Fidelity Fundamental Large Cap Core ETF, Fidelity Fundamental Small-Mid Cap ETF, Fidelity Sustainable U.S. Equity ETF and Fidelity Women's Leadership ETF, are non-diversified funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Boards fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2024 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business (normally 4:00 p.m. Eastern time) of the New York Stock Exchange, Archipelago Exchange (NYSE Arca) for Fidelity Sustainable U.S. Equity ETF and Fidelity Women's Leadership ETF, and of the Cboe BZX Exchange, Inc. (CboeBZX) for all other funds; and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2024, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Realized gain or loss resulting from in-kind redemptions is not taxable to the Funds and is not distributed to shareholders of the Funds. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation)($)
Fidelity Blue Chip Growth ETF	1,525,219,927	503,675,942	(53,274,255)	450,401,687
Fidelity Blue Chip Value ETF	108,417,050	21,054,007	(4,134,241)	16,919,766
Fidelity Fundamental Large Cap Core ETF	333,496,557	57,963,040	(5,270,127)	52,692,913
Fidelity Fundamental Large Cap Growth ETF	239,102,398	84,299,519	(6,170,422)	78,129,097
Fidelity Fundamental Large Cap Value ETF	1,501,502	120,887	(28,674)	92,213
Fidelity Fundamental Small-Mid Cap ETF	61,700,662	15,793,819	(1,705,933)	14,087,886
Fidelity Magellan ETF	90,188,930	26,451,726	(737,323)	25,714,403
Fidelity Real Estate Investment ETF	12,462,436	1,042,115	(652,283)	389,832
Fidelity Sustainable U.S. Equity ETF	11,906,993	2,795,634	(327,144)	2,468,490
Fidelity Women's Leadership ETF	3,323,795	806,544	(184,675)	621,869

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Capital loss carryforward ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity Blue Chip Growth ETF	2,688,094	-	(81,511,457)	450,401,685
Fidelity Blue Chip Value ETF	148,794	-	(1,777,461)	16,919,766
Fidelity Fundamental Large Cap Core ETF	355,590	-	(3,820,415)	52,692,913
Fidelity Fundamental Large Cap Growth ETF	-	-	(21,138,778)	78,129,169
Fidelity Fundamental Large Cap Value ETF	1,643	-	-	92,213
Fidelity Fundamental Small-Mid Cap ETF	-	-	(4,168,329)	14,087,886
Fidelity Magellan ETF	-	-	(7,900,844)	25,714,405
Fidelity Real Estate Investment ETF	-	-	(2,098,285)	389,832
Fidelity Sustainable U.S. Equity ETF	13,696	206,827	-	2,468,490
Fidelity Women's Leadership ETF	424	-	(305,149)	621,869

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term ($)	Long-term ($)	Total capital loss carryforward ($)
Fidelity Blue Chip Growth ETF	(46,059,715)	(35,451,742)	(81,511,457)
Fidelity Blue Chip Value ETF	(1,777,461)	(-)	(1,777,461)
Fidelity Fundamental Large Cap Core ETF	(2,471,893)	(1,348,522)	(3,820,415)
Fidelity Fundamental Large Cap Growth ETF	(14,479,237)	(6,659,541)	(21,138,778)
Fidelity Fundamental Small-Mid Cap ETF	(2,557,425)	(1,610,904)	(4,168,329)
Fidelity Magellan ETF	(6,828,350)	(1,072,494)	(7,900,844)
Fidelity Real Estate Investment ETF	(487,555)	(1,610,730)	(2,098,285)
Fidelity Women's Leadership ETF	(79,120)	(226,029)	(305,149)

The tax character of distributions paid was as follows:

July 31, 2024
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity Blue Chip Growth ETF	236,800	-	236,800
Fidelity Blue Chip Value ETF	2,193,525	-	2,193,525
Fidelity Fundamental Large Cap Core ETF	1,533,800	-	1,533,800
Fidelity Fundamental Large Cap Growth ETF	-	-	-
Fidelity Fundamental Large Cap Value ETF A	8,825	-	8,825
Fidelity Fundamental Small-Mid Cap ETF	285,300	-	285,300
Fidelity Magellan ETF	148,775	-	148,775
Fidelity Real Estate Investment ETF	379,650	-	379,650
Fidelity Sustainable U.S. Equity ETF	78,975	-	78,975
Fidelity Women's Leadership ETF	26,400	-	26,400

July 31, 2023
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity Blue Chip Growth ETF	-	-	-
Fidelity Blue Chip Value ETF	1,923,675	916,300	2,839,975
Fidelity Fundamental Large Cap Core ETF	924,275	133,950	1,058,225
Fidelity Fundamental Large Cap Growth ETF	-	-	-
Fidelity Fundamental Small-Mid Cap ETF	192,175	-	192,175
Fidelity Magellan ETF	144,575	-	144,575
Fidelity Real Estate Investment ETF	452,000	-	452,000
Fidelity Sustainable U.S. Equity ETF	79,775	-	79,775
Fidelity Women's Leadership ETF	31,525	-	31,525

A For the period February 22, 2024 (commencement of operations) through July 31, 2024.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Blue Chip Growth ETF	979,885,547	492,192,024
Fidelity Blue Chip Value ETF	40,054,191	39,038,870
Fidelity Fundamental Large Cap Core ETF	240,772,546	123,852,790
Fidelity Fundamental Large Cap Growth ETF	215,328,679	126,090,960
Fidelity Fundamental Large Cap Value ETF	431,005	328,364
Fidelity Fundamental Small-Mid Cap ETF	27,488,311	17,969,684
Fidelity Magellan ETF	47,580,245	42,508,059
Fidelity Real Estate Investment ETF	5,795,549	5,821,677
Fidelity Sustainable U.S. Equity ETF	5,774,011	5,932,307
Fidelity Women's Leadership ETF	2,225,216	2,132,231

Securities received and delivered in-kind through subscriptions and redemptions are noted in the table below.

	In-Kind Subscriptions ($)	In-Kind Redemptions ($)
Fidelity Blue Chip Growth ETF	422,033,505	36,249,364
Fidelity Blue Chip Value ETF	5,788,560	17,896,675
Fidelity Fundamental Large Cap Core ETF	183,627,120	79,219,990
Fidelity Fundamental Large Cap Growth ETF	46,206,734	78,977,380
Fidelity Fundamental Large Cap Value ETF	1,399,291	-
Fidelity Fundamental Small-Mid Cap ETF	22,398,471	1,882,526
Fidelity Magellan ETF	46,480,826	6,921,997
Fidelity Real Estate Investment ETF	-	2,979,494
Fidelity Sustainable U.S. Equity ETF	2,191,776	857,009
Fidelity Women's Leadership ETF	368,685	416,272
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) provides the Funds with investment management related services for which the Funds pay a monthly management fee that is based on an annual rate of each Fund's average net assets as noted in the table below Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Fee Rate
Fidelity Blue Chip Growth ETF	.59%
Fidelity Blue Chip Value ETF	.59%
Fidelity Fundamental Large Cap Core ETF	.38%/.59%A
Fidelity Fundamental Large Cap Growth ETF	.38%/.59%A
Fidelity Fundamental Large Cap Value ETF	.38%
Fidelity Fundamental Small-Mid Cap ETF	.43%/.60%A
Fidelity Magellan ETF	.59%
Fidelity Real Estate Investment ETF	.59%
Fidelity Sustainable U.S. Equity ETF	.59%
Fidelity Women's Leadership ETF	.59%
A Fee rate prior to February 26, 2024.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Blue Chip Growth ETF	8,654
Fidelity Blue Chip Value ETF	326
Fidelity Fundamental Large Cap Core ETF	1,022
Fidelity Fundamental Large Cap Growth ETF	1,193
Fidelity Fundamental Large Cap Value ETF	7
Fidelity Fundamental Small-Mid Cap ETF	474
Fidelity Magellan ETF	282
Fidelity Real Estate Investment ETF	132
Fidelity Sustainable U.S. Equity ETF	48
Fidelity Women's Leadership ETF	38

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Blue Chip Growth ETF	37,659,784	16,874,875	(280,337)
Fidelity Blue Chip Value ETF	1,443,914	642,143	81,682
Fidelity Fundamental Large Cap Core ETF	16,662,954	10,819,253	201,577
Fidelity Fundamental Large Cap Growth ETF	17,278,850	13,141,838	(547,956)
Fidelity Fundamental Large Cap Value ETF	18,926	11,762	1,172
Fidelity Fundamental Small-Mid Cap ETF	1,008,442	1,440,312	204,547
Fidelity Magellan ETF	1,014,476	1,630,492	2,785
Fidelity Real Estate Investment ETF	63,746	69,360	23,280
Fidelity Sustainable U.S. Equity ETF	204,456	516,229	43,768
Fidelity Women's Leadership ETF	15,531	54,545	(356)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Fundamental Large Cap Core ETF	17,603

Sub-Advisory Arrangements. Effective March 1, 2024, each Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Fundamental Large Cap Growth ETF	3	-	-
8. Expense Reductions.
The investment adviser contractually agreed to reimburse certain Funds to the extent proxy and shareholder meeting expenses exceeded 0.003% of average net assets. This reimbursement will remain in place through November 30, 2025. During the period this reimbursement reduced each applicable Fund's expenses as follows:

Reimbursement ($)
Fidelity Blue Chip Growth ETF	21,390
Fidelity Blue Chip Value ETF	5,812
Fidelity Fundamental Large Cap Core ETF	8,432
Fidelity Fundamental Large Cap Growth ETF	4,741
Fidelity Fundamental Large Cap Value ETF	222
Fidelity Fundamental Small-Mid Cap ETF	3,456
Fidelity Magellan ETF	4,271
Fidelity Real Estate Investment ETF	2,561
Fidelity Sustainable U.S. Equity ETF	1,399
Fidelity Women's Leadership ETF	1,085

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits ($)
Fidelity Blue Chip Growth ETF	578
Fidelity Blue Chip Value ETF	1
Fidelity Fundamental Large Cap Core ETF	14
Fidelity Fundamental Large Cap Growth ETF	78
Fidelity Fundamental Large Cap Value ETF	6
Fidelity Fundamental Small-Mid Cap ETF	26
Fidelity Magellan ETF	18
Fidelity Real Estate Investment ETF	3
Fidelity Sustainable U.S. Equity ETF	2
Fidelity Women's Leadership ETF	2
9. Share Transactions.
Funds issue and redeem shares at NAV only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated securities to a fund and redemption proceeds are paid with a basket of securities from a fund's portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. A fund's shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of a fund. The transaction fee is used to offset the costs associated with the issuance and redemption of Creation Units.

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares(contribution in-kind), shares may be issued in advance off receipt by the Funds of all or a portion of the applicable deposit securities. In these circumstances, the Authorized Participant provides collateral to the custodian, on behalf of the Funds, in an amount up to 105% of the daily mark-to-market value of the deposit securities not yet received.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Covington Trust and Shareholders of each of the four funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting Fidelity Covington Trust, hereafter collectively referred to as the "Funds") as of July 31, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of July 31, 2024, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Statement of operations	Statement of changes in net assets	Financial highlights
Fidelity Blue Chip Growth ETF	For the year ended July 31, 2024	For each of the two years in the period ended July 31, 2024	For each of the four years in the period ended July 31, 2024, and for the period June 2, 2020 (commencement of operations) through July 31, 2020
Fidelity Blue Chip Value ETF	For the year ended July 31, 2024	For each of the two years in the period ended July 31, 2024	For each of the four years in the period ended July 31, 2024, and for the period June 2, 2020 (commencement of operations) through July 31, 2020
Fidelity Fundamental Large Cap Core ETF	For the year ended July 31, 2024	For each of the two years in the period ended July 31, 2024	For each of the four years in the period ended July 31, 2024, and for the period June 2, 2020 (commencement of operations) through July 31, 2020
Fidelity Fundamental Large Cap Value ETF	For the period February 22, 2024 (commencement of operations) through July 31, 2024	For the period February 22, 2024 (commencement of operations) through July 31, 2024	For the period February 22, 2024 (commencement of operations) through July 31, 2024

Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 13, 2024

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Covington Trust and the Shareholders of Fidelity Fundamental Large Cap Growth ETF (formerly Fidelity Growth Opportunities ETF), Fidelity Magellan ETF, Fidelity Real Estate Investment ETF, Fidelity Fundamental Small-Mid Cap ETF (formerly Fidelity Small-Mid Cap Opportunities ETF), Fidelity Sustainable U.S. Equity ETF, and Fidelity Women's Leadership ETF:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Fidelity Fundamental Large Cap Growth ETF (formerly Fidelity Growth Opportunities ETF), Fidelity Magellan ETF, Fidelity Real Estate Investment ETF, Fidelity Fundamental Small-Mid Cap ETF (formerly Fidelity Small-Mid Cap Opportunities ETF), Fidelity Sustainable U.S. Equity ETF, and Fidelity Women's Leadership ETF (the "Funds"), each a fund of Fidelity Covington Trust, including the schedules of investments, as of July 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from February 2, 2021 (commencement of operations) through July 31, 2021, except for the financial highlights for the Fidelity Sustainable U.S. Equity ETF and Fidelity Women's Leadership ETF, which are for the three years in the period then ended and for the period from June 15, 2021 (commencement of operations) through July 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from February 2, 2021 (commencement of operations) through July 31, 2021 (or for the period mentioned above), in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 13, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2024, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Sustainable U.S. Equity ETF	$206,827

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity Blue Chip Growth ETF
December 2023	100%
Fidelity Blue Chip Value ETF
September 2023 December 2023 March 2024 June 2024	100% 100% 100% 100%
Fidelity Fundamental Large Cap Core ETF
September 2023 December 2023 March 2024 June 2024	100% 100% 100% 100%
Fidelity Fundamental Large Cap Value ETF
March 2024 June 2024	100% 100%
Fidelity Fundamental Small-Mid Cap ETF
September 2023 December 2023 March 2024 June 2024	100% 100% 100% 100%
Fidelity Magellan ETF
September 2023 December 2023 March 2024 June 2024	100% 100% 100% 100%
Fidelity Sustainable U.S. Equity ETF
September 2023 December 2023 March 2024 June 2024	100% 100% 100% 100%
Fidelity Women's Leadership ETF
September 2023 December 2023 March 2024 June 2024	100% 100% 100% 100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Blue Chip Growth ETF
December 2023	100%
Fidelity Blue Chip Value ETF
September 2023 December 2023 March 2024 June 2024	100% 100% 100% 100%
Fidelity Fundamental Large Cap Core ETF
September 2023 December 2023 March 2024 June 2024	100% 100% 100% 100%
Fidelity Fundamental Large Cap Value ETF
March 2024 June 2024	100% 100%
Fidelity Fundamental Small-Mid Cap ETF
September 2023 December 2023 March 2024 June 2024	100% 100% 100% 100%
Fidelity Magellan ETF
September 2023 December 2023 March 2024 June 2024	100% 100% 100% 100%
Fidelity Sustainable U.S. Equity ETF
September 2023 December 2023 March 2024 June 2024	100% 100% 100% 100%
Fidelity Women's Leadership ETF
September 2023 December 2023 March 2024 June 2024	100% 100% 100% 100%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

Fidelity Real Estate Investment ETF
September 2023 December 2023 March 2024 June 2024	100% 100% 55.01% 55.01%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Real Estate Investment ETF	$5,182

The funds will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	38,080,283,823.03	97.17
Withheld	1,109,333,237.47	2.83
TOTAL	39,189,617,060.50	100.00
Robert A. Lawrence
Affirmative	37,781,807,251.33	96.41
Withheld	1,407,809,809.17	3.59
TOTAL	39,189,617,060.50	100.00
Vijay C. Advani
Affirmative	37,869,526,083.09	96.63
Withheld	1,320,090,977.41	3.37
TOTAL	39,189,617,060.50	100.00
Thomas P. Bostick
Affirmative	38,025,875,898.31	97.03
Withheld	1,163,741,162.19	2.97
TOTAL	39,189,617,060.50	100.00
Donald F. Donahue
Affirmative	37,825,198,238.79	96.52
Withheld	1,364,418,821.71	3.48
TOTAL	39,189,617,060.50	100.00
Vicki L. Fuller
Affirmative	38,031,768,119.99	97.05
Withheld	1,157,848,940.51	2.95
TOTAL	39,189,617,060.50	100.00
Patricia L. Kampling
Affirmative	38,062,391,881.90	97.12
Withheld	1,127,225,178.60	2.88
TOTAL	39,189,617,060.50	100.00
Thomas A. Kennedy
Affirmative	37,891,434,776.27	96.69
Withheld	1,298,182,284.23	3.31
TOTAL	39,189,617,060.50	100.00
Oscar Munoz
Affirmative	37,976,932,673.73	96.91
Withheld	1,212,684,386.77	3.09
TOTAL	39,189,617,060.50	100.00
Karen B. Peetz
Affirmative	38,011,822,212.28	96.99
Withheld	1,177,794,848.22	3.01
TOTAL	39,189,617,060.50	100.00
David M. Thomas
Affirmative	37,976,058,118.16	96.90
Withheld	1,213,558,942.34	3.10
TOTAL	39,189,617,060.50	100.00
Susan Tomasky
Affirmative	37,845,471,684.67	96.57
Withheld	1,344,145,375.83	3.43
TOTAL	39,189,617,060.50	100.00
Michael E. Wiley
Affirmative	37,736,569,620.69	96.29
Withheld	1,453,047,439.81	3.71
TOTAL	39,189,617,060.50	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Blue Chip Growth ETF
Fidelity Blue Chip Value ETF
Fidelity Fundamental Large Cap Core ETF (formerly, Fidelity New Millennium ETF)
Fidelity Fundamental Large Cap Growth ETF (formerly, Fidelity Growth Opportunities ETF)
Fidelity Fundamental Large Cap Value ETF
Fidelity Fundamental Small-Mid Cap ETF (formerly, Fidelity Small-Mid Cap Opportunities ETF)
Fidelity Magellan ETF
Fidelity Real Estate Investment ETF
Fidelity Sustainable U.S. Equity ETF
Fidelity Women's Leadership ETF

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the funds' investment programs. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services provided by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering pricing and bookkeeping services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally State Street Bank and Trust Company, each fund's transfer agent and custodian; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending, under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard, the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group), if applicable. The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The Board also considered information on each fund's bid-ask spread and premium/discount.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of each fund's management fee and total expense ratio, the Board considered each fund's all-inclusive fee rate and also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under each fund's all-inclusive arrangement. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to each fund (referred to as the "asset size peer group"); (iii) total expense comparisons of each fund relative to funds and classes in the mapped group that have a similar load structure to the fund (referred to as the "similar load structure group"); and (iv) total expense comparisons of each fund relative to funds and classes in the similar load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
For Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, Fidelity Magellan ETF, Fidelity Sustainable U.S. Equity ETF, and Fidelity Women's Leadership ETF, the information provided to the Board indicated that each fund's management fee rate ranked above the competitive median of the mapped group for the 12-month period ended September 30, 2023. For Fidelity Fundamental Large Cap Core ETF, Fidelity Fundamental Large Cap Growth ETF, Fidelity Fundamental Large Cap Value ETF, Fidelity Fundamental Small-Mid Cap ETF, Fidelity Real Estate Investment ETF, the information provided to the Board indicated that each fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023.
For each fund (except Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, and Fidelity Sustainable U.S. Equity ETF), the information provided to the Board indicated that each fund's management fee rate ranked below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. For Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, and Fidelity Sustainable U.S. Equity ETF, the information provided to the Board indicated that each fund's management fee rate ranked above the competitive median of the asset size peer group for the 12-month period ended September 30, 2023.
For Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, Fidelity Magellan ETF, Fidelity Sustainable U.S. Equity ETF, and Fidelity Women's Leadership ETF, the information provided to the Board indicated that the total expense ratio of each fund ranked above the competitive median of the similar load structure group for the 12-month period ended September 30, 2023. For Fidelity Fundamental Large Cap Core ETF, Fidelity Fundamental Large Cap Growth ETF, Fidelity Fundamental Large Cap Value ETF, Fidelity Fundamental Small-Mid Cap ETF, and Fidelity Real Estate Investment ETF, the information provided to the Board indicated that the total expense ratio of each fund ranked below the competitive median of the similar load structure group for the 12-month period ended September 30, 2023.

For each fund (except Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, and Fidelity Sustainable U.S. Equity ETF), the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023. For Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, and Fidelity Sustainable U.S. Equity ETF, the information provided to the Board indicated that the total expense ratio of the fund ranked above the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023.
The Board noted that, when excluding competitor funds that leverage quantitative techniques in their portfolio management, Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, Fidelity Magellan ETF, Fidelity Sustainable U.S. Equity ETF, and Fidelity Women's Leadership ETF ranked at the similar sales load group median.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to each fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including, but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contracts should be renewed through May 31, 2025.

Board Approval of Investment Advisory Contracts
Fidelity Fundamental Large Cap Value ETF

At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved amended and restated sub-advisory agreements (the Sub-Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Sub-Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the funds' Sub-Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
The Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser, and that the management fee paid by the fund under the management contract with FMR will remain unchanged.
The Board further considered that the approval of the fund's Sub-Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Sub-Advisory Contracts would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of services provided to the fund by FMR and its affiliates.
In connection with its consideration of future renewals of the fund's advisory contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Sub-Advisory Contracts should be approved.

1.9897894.104
GTF-ANN-0924

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Covington Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	September 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	September 20, 2024

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer (Principal Financial Officer)

Date:	September 20, 2024